                                               Registration No. 2-94157/811-4146


   As filed with the Securities and Exchange Commission on October 30, 2002


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                             REGISTRATION STATEMENT

                                      under


                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 51


                                       and


                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 52


                         MANUFACTURERS INVESTMENT TRUST
                          (formerly NASL Series Trust)
               (Exact Name of Registrant as Specified in Charter)

                                73 Tremont Street
                           Boston, Massachusetts 02108
                    (Address of Principal Executive Offices)

                            James D. Gallagher, Esq.
                                    Secretary
                         Manufacturers Investment Trust
                                73 Tremont Street
                           Boston, Massachusetts 02108
                     (Name and Address of Agent for Service)

                                   Copies to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                       1025 Thomas Jefferson Street, N.W.
                              Washington, DC 20007

It is proposed that this filing will become effective:

      ___ immediately upon filing pursuant to paragraph (b)


      _X_ on (November 30, 2002) pursuant to paragraph (b)


      ___ 60 days after filing pursuant to paragraph (a)(1)

      ___ on (date) pursuant to paragraph (a)(1)

      ___ 75 days after filing pursuant to paragraph (a)(2)

      ___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

_X_ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                                   Prospectus

                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2002

SUBADVISORY ARRANGEMENTS

The following portfolio manager changes have been made to the Trust portfolios:

      A I M CAPITAL MANAGEMENT, INC. - ALL CAP GROWTH TRUST

      David P. Barnard, Ryan E. Crane and Jay K. Rushin are no longer members of the team that manages the All Cap Growth Trust. Robert M. Kippes and Kenneth A. Sschappel continue as portfolio managers of the All Cap Growth Trust.

      A I M CAPITAL MANAGEMENT, INC. - AGGRESSIVE GROWTH TRUST

      Jay K. Rushin is no longer a member of the team that manages the All Cap Growth Trust. Robert M. Kippes and Ryan E. Crane continue as portfolio managers of the Aggressive Growth Trust.

     LAZARD ASSET MANAGEMENT - International Equity Select Trust and the Global
                              Equity Select Trust:

     Ronald Saba and Jim Shore are no longer a members of the team that manages the International Equity Select Trust and the Global Equity Select Trust. John
R. Reinsberg and Herbert W. Gullquist continue as portfolio managers of the International Equity Select Trust and the Global Equity Select Trust.


DATE OF THE PROSPECTUS

      The date of the Prospectus is May 1, 2002, as amended October 2, 2002.

                 THE DATE OF THIS SUPPLEMENT IS OCTOBER 7, 2002

               SUPPLEMENT DATED OCTOBER 7, 2002 TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2002

         Effective October 7, 2002, the following new portfolio was added as a series of Manufacturers Investment Trust.

PRINCIPAL PROTECTION TRUST, A (THE "PORTFOLIO")

SUBADVISER: SG Asset Management Inc. ("SGAM")

SUBSCRIPTION      The Subscription Period will commence on October 7, 2002 and
PERIOD:           continue through December 6, 2002. The Adviser reserves the right to refuse future investments after total investments in the Portfolio exceed $300 million. The Adviser may also extend the Subscription Period for up to three months if at least $25 million is not invested in the Portfolio by December 1, 2002.

MINIMUM NAV       SGAM will allocate the Portfolio's assets (both during and
ASSURANCE:        after the Subscription Period) between the Equity Component and the Fixed-Income Component. In conjunction with doing so, SGAM will provide the following "Minimum NAV Assurance" commencing with the first day of the Subscription Period: the NAV per Share on the Fifth Anniversary Date will be at least equal to 110% of the Reference NAV per Share. The Reference
                  NAV per Share equals the highest NAV per Share at the Close of Trading on any Business Day during the Subscription Period, reduced by any subsequent Portfolio distributions (on a per Share basis). If the Subadvisory Agreement between the Adviser and SGAM is terminated prior to the Fifth Anniversary Date, then the Minimum NAV Assurance provides that the NAV per Share on the date the Subadvisory Agreement is terminated will be at least equal to the present value on such termination date of 110% of the Reference NAV per Share reduced by any subsequent
                  Portfolio distributions (on a per Share basis). The assurance of 110% of the Reference NAV (as opposed to 100%) is to reflect that the Portfolio is sold through insurance products which also have additional charges. (A complete description of the Minimum NAV Assurance with a description of the defined terms is set forth below.)


INVESTMENT        The primary objective is to provide the Minimum NAV Assurance;
OBJECTIVE:        the secondary objective is to allocate Portfolio assets to the
                  Equity Component.

PORTFOLIO         The Portfolio's assets will be allocated and reallocated, in
COMPONENTS:       SGAM's discretion, between:

                           - The Equity Component, consisting of the 500 Index Trust, Small Cap Index Trust and International Index Trust (collectively, "Equity Portfolios"), and a

                           - The Fixed-Income Component, consisting of the Money Market Trust, U.S. Government Securities Trust, Total Return Trust and Investment Quality Bond Trust (collectively, "Fixed Income Portfolios"), as well as U.S. government securities and short-term instruments, including commercial paper (collectively, "Fixed Income Instruments").

TERMINATION OF    On the Fifth Anniversary Date, the Portfolio will be
                  terminated. Its assets will be liquidated

THE PORTFOLIO:    and transferred to the Money Market Trust unless a Shareholder of the Portfolio ("Shareholder") otherwise instructs. If the Subadvisory Agreement is terminated prior to the Fifth
                  Anniversary Date, it is currently anticipated that the Adviser and the Board of Trustees would select another subadviser to manage the Portfolio. While any new subadviser may manage the Portfolio with the primary objective of preserving principal, no representation can be made that any such subadviser will provide the Minimum NAV Assurance.

PERFORMANCE       BECAUSE SGAM WILL SEEK TO PROVIDE THE MINIMUM NAV ASSURANCE BY
                  ALLOCATING A SUBSTANTIAL PORTION OF THE PORTFOLIO'S ASSETS TO
                  THE FIXED-INCOME COMPONENT (INITIALLY THIS ALLOCATION MAY BE
                  OVER 70%) INSTEAD OF THE EQUITY COMPONENT, THE PERFORMANCE OF
                  THE PORTFOLIO MAY BE SIGNIFICANTLY LESS THAN IF THE MINIMUM
                  NAV ASSURANCE WERE NOT PROVIDED. IT IS POSSIBLE THAT ON THE
                  FIFTH ANNIVERSARY DATE, A SHAREHOLDER WILL RECEIVE ONLY THE
                  AMOUNT PROVIDED BY THE MINIMUM NAV ASSURANCE EVEN THOUGH THE
                  EQUITY COMPONENT HAS HAD POSITIVE PERFORMANCE DURING THE
                  PRECEDING FIVE YEARS. SGAM MAKES NO REPRESENTATION THAT THE
                  PORTFOLIO WILL HAVE POSITIVE PERFORMANCE. OTHER ASSET
                  ALLOCATION STRATEGIES THAT DO NOT PROVIDE THE MINIMUM NAV
                  ASSURANCE MAY SIGNIFICANTLY BETTER PERFORMANCE THAN THE
                  PORTFOLIO (SEE "PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO
                  - OPPORTUNITY COSTS" BELOW.)


                               PORTFOLIO EXPENSES

Annual Expenses (Series II Shares)
----------------------------------
(as a percentage of average net assets)

                                                         TOTAL TRUST
                                                         ANNUAL
                                    OTHER EXPENSES      EXPENSES
                                    (AFTER               (AFTER
                       MANAGEMENT   EXPENSE              EXPENSE
                       FEES*        REIMBURSEMENT)       REIMBURSEMENT)
                       -----        --------------       --------------
PORTFOLIO              0.65%        0.94%*               1.59%*

* Reflect the fees for the management of the Portfolio including the Minimum NAV Assurance provided by SGAM.

* Based on estimates for the current fiscal year. Reflects the expenses of the Equity Portfolios and Fixed Income Portfolios ("Underlying Portfolios").

         Investors in the Portfolio pay the expenses of the Portfolio itself and indirectly the Portfolio's allocable share of the expenses of the Underlying Portfolios. Investors would be subject to lower aggregate expenses were they to invest directly in the Underlying Portfolios rather than doing so through the Portfolio. However, an investor who did so would not receive the asset allocation services provided by SGAM or the Minimum NAV Assurance.

                              MINIMUM NAV ASSURANCE

SGAM Payments to Assure Minimum NAV per Share

         SGAM, in conjunction with providing its asset allocation services to the Portfolio has agreed that if these services do not achieve their primary objective and at the Close of Trading on the Determination Date, the NAV per Share is less than the Minimum NAV per Share, then SGAM will pay the Portfolio in immediately available funds an amount sufficient to eliminate such shortfall for each Share then outstanding (the "Minimum NAV Assurance").

         If the Subadviser achieves its primary objective of providing the Minimum NAV Assurance through allocation of Portfolio assets to the Fixed Component, then the Minimum NAV Assurance will be provided without cost to the Subadviser.

Backing of Minimum NAV Assurance by Societe Generale, the ultimate parent of SGAM.

         Societe Generale ("Societe Generale "), the ultimate parent of SGAM has agreed to contribute sufficient assets to SGAM to ensure that SGAM is able to fulfill its financial obligations under the Minimum NAV Assurance (the "Capital Contribution Commitment"). If both SGAM and Societe Generale are financially unable to fulfill the financial obligations under the Minimum NAV Assurance, neither the Adviser, any of its affiliates nor the Trust will be liable for or will assume these obligations.

Termination of Subadvisory Agreement.

         The NAV per Share on the Fifth Anniversary Date is assured by SGAM to be at least equal to 110% of the Reference NAV per Share unless the Subadvisory Agreement is terminated prior to the Fifth Anniversary Date.

         If the Subadvisory Agreement is terminated prior to the Fifth Anniversary Date, then the Minimum NAV Assurance will be less than 110% of the Reference NAV (since the Minimum NAV per Share will be the present value of 110% of the Reference NAV per Share on the date the Subadvisory Agreement is terminated). The NAV per Share received by the Shareholder may be less than the Reference NAV per Share if the subadvisory agreement is terminated prior to the Fifth Anniversary Date. If the Subadvisory Agreement is terminated, it is currently anticipated that the Adviser and the Board of Trustees would select another subadviser to manage the Portfolio. While any new subadviser might manage the Portfolio with the primary objective of preserving principal, no representation can be made that any such subadviser will provide the Minimum NAV Assurance.

         The Subadvisory Agreement may be terminated by SGAM in certain circumstances including:

1. SGAM is involuntarily dissolved or declared bankrupt or insolvent by a governing regulatory body;

2. on any Business Day after the end of the Subscription Period, the aggregate sales of Shares of the Portfolio minus aggregate redemptions of Shares from the Portfolio is less than $15 million; or


3. (A) any of the Underlying Portfolios is: (i) closed to additional investments, (ii) liquidated, (ii) materially changed in a manner which SGAM reasonably believes is materially adverse to its ability to manage the Portfolio pursuant to the Asset Allocation Strategy (as described below under "Asset Allocation Strategy") or (iv) certain other events occur which may affect SGAM's ability to manage the Portfolio pursuant to the Asset Allocation Strategy and
(B) the Adviser or SGAM reasonably determines that no other Trust Portfolio may be substituted for the affected Underlying Portfolio.

(A complete list of the circumstances where SGAM may terminate the Subadvisory Agreement is included in the Statement of Additional Information.)

         SGAM must provide at least 90 days' notice of termination of the Subadvisory Agreement.

         The Adviser, Shareholders and the Board of Trustees of the Trust may terminate the Subadvisory Agreement upon 60 days' notice to SGAM. In addition, the Adviser or the Board of Trustees may terminate the Subadvisory Agreement if the Capital Contribution Commitment is not enforceable in accordance with its terms.

Exchanges or Redemptions out of the Portfolio.

         Shares that are not held until the Determination Date do not receive the Minimum NAV Assurance. No representation is made regarding the NAV of Shares redeemed or exchanged out of the Portfolio as of the date of their redemption or exchange.

Definitions

         "Business Day" is any day the New York Stock Exchange is open for trading.

         "Close of Trading" is the close of regularly scheduled day-time trading on the New York Stock Exchange.

         "Determination Date" is the earlier of: (a) the day that is the fifth anniversary date of the last day of the Subscription Period (or if that date is not a Business Day) then the first Business Day thereafter (the "Fifth Anniversary Date") and (b) the date the Subadvisory Agreement with SGAM is terminated.

         "Discount Rate" is the zero-coupon rate as of the Determination Date on the outstanding U.S. Treasury bonds maturing the closest to, but not before, the Fifth Anniversary Date.

         "Minimum NAV per Share" is the present value (determined using the Discount Rate) at the Close of Trading on the Determination Date of the following: the payment of the Reference NAV per Share at the Fifth Anniversary Date, reduced by any Portfolio distributions (on a per Share basis) made during the period from the last day of the Subscription Period to the Determination Date, and multiplied by 110%.

         "NAV per Share" is the net asset value of the Portfolio as of the Close of Trading divided by the number of outstanding Shares.

         "Reference NAV per Share" is the highest NAV per Share as of the Close of Trading on any Business Day during the Subscription Period reduced by any distributions (on a per Share basis) made during the period from the Reference NAV Date to the last day of the Subscription Period.

         "Reference NAV Date" is the date during the Subscription Period on which the highest NAV per Share as of the Close of Trading is obtained.

         "Shares" are the outstanding shares of the Portfolio.

                            ASSET ALLOCATION STRATEGY

         SGAM will allocate and reallocate the Portfolio's assets between the Equity Component and the Fixed Income Component. SGAM may change the allocation of Portfolio assets between the Equity Component and the Fixed Income Component at any time. SGAM will also from time to time change the allocation of Equity Component assets Portfolio assets among the Equity Portfolios and the Fixed-Income Component assets among the Fixed-Income Portfolios and Instruments.

         SGAM is not required to allocate any minimum percentage of Portfolio assets to the Equity Component. The Equity Component itself will generally be allocated by SGAM among the Equity Portfolios according to the Equity Portfolio Percentage (described below).

       Equity Component*                        Fixed-Income Component**
       -----------------                        ------------------------
500 Index Trust (30% to 50%)                Money Market Trust

Small Cap Index Trust  (20% to 40%)         U.S. Government Securities Trust

International Index                         Total Return Trust
Trust(20% to 40%)
                                            Investment Quality Bond Trust
                                            Other U.S. government securities and short-term
                                            instruments (including commercial paper)

* The range indicators next to each Equity Portfolio are collectively referred to as the "Equity Portfolio Percentage." The Portfolio will invest in Series II shares of the Equity Portfolios.

**       The Portfolio will invest in Series II shares of the Fixed-Income
         Portfolios.

Equity Component

         The Equity Component will generally be allocated among the 500 Index Trust, Small Cap Index Trust and International Index Trust within the range established by the Equity Portfolio Percentage.

Fixed-Income Component

         In managing the Fixed-Income Component, SGAM will seek to replicate the duration and yield of a portfolio of the zero-coupon Treasury bonds maturing closest to, but not before, the Fifth Anniversary Date. No attempt will be made by SGAM to enhance the yield on the Fixed-Income Component.

Asset Allocation

         SGAM uses a combination of market discretion, judgment and mathematical models to determine, on an ongoing basis, the percentage of Portfolio assets allocated to the Equity Component and the Fixed-Income Component, respectively, in order to manage the Portfolio's Equity Component market participation in a manner consistent with the objective of providing the Minimum NAV Assurance without SGAM needing to contribute funds to the Portfolio as of the Determination Date. The model evaluates a number of factors, including, but not limited to:

- The market value of the Portfolio's assets as compared to the aggregate minimum NAV per Share of all outstanding Shares;

-        prevailing interest rates;

-        The length of time remaining until the Fifth Anniversary Date

-        Equity and bond market volatility

-        The expected return on the Fixed-Income Component

-        Asset allocation within the Equity Component.

         SGAM will determine the initial allocation between the Equity Component and the Fixed-Income Component at inception of the Portfolio (currently anticipated to be at least 70%) and will evaluate the allocations on a daily basis thereafter. Generally, as the market value of the Equity Component rises, more assets will allocated to the Equity Component, and as the market value of the Equity Component declines, more assets will be allocated to the Fixed-Income Component. During substantial periods of time, the Portfolio may invest only in the Fixed-Income Component, with no Equity Component participation.

Substitution of Other Trust Portfolios

         The Adviser and SGAM may mutually agree to substitute other Trust Portfolios for any of the Trust portfolios listed above as being part of the Equity Component or Fixed-Income Component.

Nondiversified Status

         The Portfolio is non-diversified under the Investment Company Act of 1940.

Use of Hedging and Other Strategic Transactions.

         The Portfolio is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the Prospectus. However, the Portfolio intends to apply for SEC exemptive relief to permit the use certain types of strategies related to hedging risk in the Portfolio. If this relief is obtained, these strategies may be used in the future.

                          LIQUIDATION OF THE PORTFOLIO

         On the Fifth Anniversary Date, all assets in the Portfolio will be transferred to the Money Market Trust unless a Shareholder otherwise instructs.

                 PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

         The Portfolio is subject to the same risks as the Underlying Portfolios in which it invests. Although there is the Minimum NAV Assurance, there are additional risks related to this assurance as noted below:

OPPORTUNITY COST

- Because SGAM seeks to provide the Minimum NAV Assurance by directing a substantial portion of the Portfolio's assets to the Fixed Income Component (which will not provide potential for significant capital appreciation) and not to the Equity Component (which will provide the potential for capital appreciation) so as to avoid losses which would cause SGAM to have to contribute funds to the Portfolio, the performance of the Portfolio may be significantly less than if the Minimum NAV Assurance were not provided. It is possible that on the Fifth Anniversary Date, a Shareholder could receive only the amount provided by the Minimum NAV Assurance even though the Equity Component has had positive performance during the preceding five years.

         - The opportunity cost of not allocating assets to the Equity Component will be particular high if early in the Portfolio's five year investment cycle either: (a) the Portfolio's NAV per Share decreases or (b) the value of the Equity Component declines. In either scenario, substantially all of the Portfolio's assets may remain allocated to the Fixed-Income Component for the remainder of the investment cycle.

- If a Shareholder only receives the amount provided by the Minimum NAV Assurance on the Fifth Anniversary Date, the Shareholder will have foregone the opportunity to have invested this amount in another investment that could have provided a positive return during this five year period.

ADDITIONAL RISKS

- Shares that are redeemed or exchanged out of the Portfolio prior to the Fifth Anniversary Date do not benefit from the Minimum NAV Assurance.

- SGAM or Societe Generale may be unable to fulfill the financial obligations under the Minimum NAV Assurance. In such case, Shareholders may only receive the Portfolio's NAV per Share on the Determination Date which may be less than the Minimum NAV per Share.

- If the Subadvisory Agreement is terminated prior to the Fifth Anniversary Date, the Minimum NAV per Share on the date the Subadvisory Agreement is terminated will be substantially less than 110% of the Reference NAV per Share.

RISKS OF INVESTING IN THE UNDERLYING PORTFOLIOS

- To the extent the Portfolio invests in Equity Portfolios, the Portfolio will be subject to the risks of investing in equity securities. The risks of investing in these securities are outlined in the Prospectus under "Risks of Investing in Certain Types of Securities." The risks of investing in equity securities are mitigated by the Portfolio's, as well as the existence of the Minimum NAV Assurance.

- To the extent the Portfolio invests in Fixed-Income Portfolios, the Portfolio will be subject to the risks of investing in fixed income securities. Some of the fixed income portfolios may invest in non-investment grade securities. The risks of investing in fixed income securities, including non-investment grade securities, are outlined in the Prospectus under "Risks of Investing in Certain Types of Securities."

- The Portfolio is a non-diversified portfolio. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies. In the case of the Portfolio, this risk is mitigated since the Portfolio invests its assets in other Trust portfolios which themselves have diverse holdings. See "Risks of Investing in Certain Types of Securities" in the Prospectus for more information relating to "non-diversified portfolios".

                                   PERFORMANCE

         Performance is not provided for the Portfolio since it commenced operations in October, 2002.


                 INVESTMENT ADVISER AND INVESTMENT ADVISORY FEES

         The investment adviser to the portfolio is Manufacturers Securities Services, LLC ("MSS"). Information regarding MSS is located in the Prospectus under "Management of the Trust - Advisory Arrangements." The management fee is 0.65% (as a percentage of average net assets).

                    MULTIPLE CLASS PRICING; RULE 12B-1 PLANS

         The Portfolio issues one class of Shares, Series II. Series II Shares not subject to a Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

         SGAM manages the Portfolio. SGAM, whose address is 560 Lexington Avenue, New York, NY, is a subsidiary of Societe Generale Asset Management S.A. ("SGAM S.A."), a French-based portfolio management company, which is itself a subsidiary of Societe Generale, a publicly-owned, full-service French bank formed in 1864 with presence worldwide. Societe Generale is rated ___ by S&P and ___ by Moody's. These ratings are current as of the date of this Supplement but are subject to change. Societe Generale's ratings are indicative only of its financial ability to fulfill its obligations under the Capital Contribution Commitment. These rating do not relate to the Portfolio itself or any of the Portfolio's investments, and do not in any respect reflect the likelihood of the Portfolio achieving its objectives or avoiding losses not covered by the Minimum NAV Assurance and the related Capital Contribution Commitment. As of December 31, 2001, Societe Generale had stockholders' equity of EUR 15.8 billion, total capitalization of EUR 27.1 billion and total deposits of EUR 150.5 billion (all figures are approximate).

         The SGAM group provides a full range of portfolio management services to institutional and individual clients around the world and has its main offices in Paris, Los Angeles, New York, London, Frankfurt, Tokyo and Singapore. SGAM S.A. was formed in 1997 following a spin-off of the portfolio management activities within Societe Generale, which date to 1964. As of March 31, 2002, SGAM S.A. and its affiliates had assets under of management of over $270 billion. Starting in 1991, SGAM S.A. and its affiliates began developing and managing guaranteed and structured products indexed on equities, equity funds and other instruments, and, as of March 31, 2002, had over $15 billion in such products.

         In connection with SGAM's service as Subadviser to the Portfolio, SGAM's Paris-based affiliate, Societe Generale Structured Asset Management S.A. ("SGSAM"), whose business address is 2, place de la Coupole, 92078 Paris-La Defense, France, provides advisory personnel services to SGAM, such personnel acting under the control of SGAM. SGSAM is a subsidiary of SGAM and is registered with the Commission des Operations de Bourse in France.

         The Portfolio Manager is:

         - Marc Paasch. Marc joined SGSAM in February 2002 as the Head of Portfolio Insurance Management and is an associated person of SGAM. Marc was a Vice President of equity derivatives trading, then Vice

                  President of merger arbitrage proprietary trading, at SG Cowen Securities Corp. from 1997 to 2000. Prior to joining SGAM, he was a Managing Director at Credit Lyonnais Securities in charge of long-short proprietary equity trading. He is a graduate of Ecole Polytechnique, Ecole Nationale des Ponts et Chausses and Institut d'Etudes Politiques.



                              FINANCIAL HIGHLIGHTS

         The unaudited financial highlights of each Trust Portfolio as of June 30, 2002 are attached hereto. The Trust's unaudited semi-annual report as of June 30, 2002 has been incorporated by reference into the Statement of Additional Information and is available upon request.

                 THE DATE OF THIS SUPPLEMENT IS OCTOBER 7, 2002.

             SUPPLEMENT DATED ______________, 2002 TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2002

         Effective ____________, 2002, the following new portfolio was added as a series of Manufacturers Investment Trust.


PRINCIPAL PROTECTION TRUST, B (THE "PORTFOLIO")

SUBADVISER: SG Asset Management Inc. ("SGAM")

SUBSCRIPTION      The Subscription Period will commence on ________, 2002 and
PERIOD:           continue through ______, 2002. The Adviser reserves the right to refuse future investments after total investments in the Portfolio exceed $300 million. The Adviser may also extend the Subscription Period for up to three months if at least $25 million is not invested in the Portfolio by _______, 2002.

MINIMUM NAV       SGAM will allocate the Portfolio's assets (both during and
ASSURANCE:        after the Subscription Period) between the Equity Component and the Fixed-Income Component. In conjunction with doing so, SGAM will provide the following "Minimum NAV Assurance" commencing with the first day of the Subscription Period: the NAV per Share on the Fifth Anniversary Date will be at least equal to 110% of the Reference NAV per Share. The Reference
                  NAV per Share equals the highest NAV per Share at the Close of Trading on any Business Day during the Subscription Period, reduced by any subsequent Portfolio distributions (on a per Share basis). If the Subadvisory Agreement between the Adviser and SGAM is terminated prior to the Fifth Anniversary Date, then the Minimum NAV Assurance provides that the NAV per Share on the date the Subadvisory Agreement is terminated will be at least equal to the present value on such termination date of 110% of the Reference NAV per Share reduced by any subsequent
                  Portfolio distributions (on a per Share basis). The assurance of 110% of the Reference NAV (as opposed to 100%) is to reflect that the Portfolio is sold through insurance products which also have additional charges. (A complete description of the Minimum NAV Assurance with a description of the defined terms is set forth below.)

INVESTMENT        The primary objective is to provide the Minimum NAV Assurance;
OBJECTIVE:        the secondary objective is to allocate Portfolio assets to the
                  Equity Component.

PORTFOLIO         The Portfolio's assets will be allocated and reallocated, in
COMPONENTS:       SGAM's discretion, between:

                           - The Equity Component, consisting of the 500 Index Trust, Small Cap Index Trust and International Index Trust (collectively, "Equity Portfolios"), and a

                           - The Fixed-Income Component, consisting of the Money Market Trust, U.S. Government Securities Trust, Total Return Trust and Investment Quality Bond Trust (collectively, "Fixed Income Portfolios"), as well as U.S. government securities and short-term instruments, including commercial paper (collectively, "Fixed Income Instruments").


TERMINATION OF    On the Fifth Anniversary Date, the Portfolio will be
                  terminated. Its assets will be liquidated

THE PORTFOLIO:    and transferred to the Money Market Trust unless a Shareholder of the Portfolio ("Shareholder") otherwise instructs. If the Subadvisory Agreement is terminated prior to the Fifth
                  Anniversary Date, it is currently anticipated that the Adviser and the Board of Trustees would select another subadviser to manage the Portfolio. While any new subadviser may manage the Portfolio with the primary objective of preserving principal, no representation can be made that any such subadviser will provide the Minimum NAV Assurance.

PERFORMANCE       BECAUSE SGAM WILL SEEK TO PROVIDE THE MINIMUM NAV ASSURANCE BY
                  ALLOCATING A SUBSTANTIAL PORTION OF THE PORTFOLIO'S ASSETS TO
                  THE FIXED-INCOME COMPONENT (INITIALLY THIS ALLOCATION MAY BE
                  OVER 70%) INSTEAD OF THE EQUITY COMPONENT, THE PERFORMANCE OF
                  THE PORTFOLIO MAY BE SIGNIFICANTLY LESS THAN IF THE MINIMUM
                  NAV ASSURANCE WERE NOT PROVIDED. IT IS POSSIBLE THAT ON THE
                  FIFTH ANNIVERSARY DATE, A SHAREHOLDER WILL RECEIVE ONLY THE
                  AMOUNT PROVIDED BY THE MINIMUM NAV ASSURANCE EVEN THOUGH THE
                  EQUITY COMPONENT HAS HAD POSITIVE PERFORMANCE DURING THE
                  PRECEDING FIVE YEARS. SGAM MAKES NO REPRESENTATION THAT THE
                  PORTFOLIO WILL HAVE POSITIVE PERFORMANCE. OTHER ASSET
                  ALLOCATION STRATEGIES THAT DO NOT PROVIDE THE MINIMUM NAV
                  ASSURANCE MAY SIGNIFICANTLY BETTER PERFORMANCE THAN THE
                  PORTFOLIO (SEE "PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO
                  - OPPORTUNITY COSTS" BELOW.)

                               PORTFOLIO EXPENSES

Annual Expenses (Series II Shares)
----------------------------------
(as a percentage of average net assets)

                                                        TOTAL TRUST
                                                        ANNUAL
                                    OTHER EXPENSES      EXPENSES
                                    (AFTER              (AFTER
                       MANAGEMENT   EXPENSE             EXPENSE
                       FEES*        REIMBURSEMENT)      REIMBURSEMENT)
                       -----        --------------      --------------
PORTFOLIO              0.65%        0.94%*              1.59%*

* Reflect the fees for the management of the Portfolio including the Minimum NAV Assurance provided by SGAM.

* Based on estimates for the current fiscal year. Reflects the expenses of the Equity Portfolios and Fixed Income Portfolios ("Underlying Portfolios").

         Investors in the Portfolio pay the expenses of the Portfolio itself and indirectly the Portfolio's allocable share of the expenses of the Underlying Portfolios. Investors would be subject to lower aggregate expenses were they to invest directly in the Underlying Portfolios rather than doing so through the Portfolio. However, an investor who did so would not receive the asset allocation services provided by SGAM or the Minimum NAV Assurance.

                              MINIMUM NAV ASSURANCE

SGAM Payments to Assure Minimum NAV per Share

         SGAM, in conjunction with providing its asset allocation services to the Portfolio has agreed that if these services do not achieve their primary objective and at the Close of Trading on the Determination Date, the NAV per Share is less than the Minimum NAV per Share, then SGAM will pay the Portfolio in immediately available funds an amount sufficient to eliminate such shortfall for each Share then outstanding (the "Minimum NAV Assurance").

         If the Subadviser achieves its primary objective of providing the Minimum NAV Assurance through allocation of Portfolio assets to the Fixed Component, then the Minimum NAV Assurance will be provided without cost to the Subadviser.

Backing of Minimum NAV Assurance by Societe Generale, the ultimate parent of SGAM.

         Societe Generale ("Societe Generale "), the ultimate parent of SGAM has agreed to contribute sufficient assets to SGAM to ensure that SGAM is able to fulfill its financial obligations under the Minimum NAV Assurance (the "Capital Contribution Commitment"). If both SGAM and Societe Generale are financially unable to fulfill the financial obligations under the Minimum NAV Assurance, neither the Adviser, any of its affiliates nor the Trust will be liable for or will assume these obligations.

Termination of Subadvisory Agreement.

         The NAV per Share on the Fifth Anniversary Date is assured by SGAM to be at least equal to 110% of the Reference NAV per Share unless the Subadvisory Agreement is terminated prior to the Fifth Anniversary Date.

         If the Subadvisory Agreement is terminated prior to the Fifth Anniversary Date, then the Minimum NAV Assurance will be less than 110% of the Reference NAV (since the Minimum NAV per Share will be the present value of 110% of the Reference NAV per Share on the date the Subadvisory Agreement is terminated). The NAV per Share received by the Shareholder may be less than the Reference NAV per Share if the subadvisory agreement is terminated prior to the Fifth Anniversary Date. If the Subadvisory Agreement is terminated, it is currently anticipated that the Adviser and the Board of Trustees would select another subadviser to manage the Portfolio. While any new subadviser might manage the Portfolio with the primary objective of preserving principal, no representation can be made that any such subadviser will provide the Minimum NAV Assurance.

         The Subadvisory Agreement may be terminated by SGAM in certain circumstances including:

4. SGAM is involuntarily dissolved or declared bankrupt or insolvent by a governing regulatory body;

5. on any Business Day after the end of the Subscription Period, the aggregate sales of Shares of the Portfolio minus aggregate redemptions of Shares from the Portfolio is less than $15 million; or

6. (A) any of the Underlying Portfolios is: (i) closed to additional investments, (ii) liquidated, (ii) materially changed in a manner which SGAM reasonably believes is materially adverse to its ability to manage the Portfolio pursuant to the Asset Allocation Strategy (as described below under "Asset Allocation Strategy") or (iv) certain other events occur which may affect SGAM's ability to manage the Portfolio pursuant to the Asset Allocation Strategy and
(B) the Adviser or SGAM reasonably determines that no other Trust Portfolio may be substituted for the affected Underlying Portfolio.

(A complete list of the circumstances where SGAM may terminate the Subadvisory Agreement is included in the Statement of Additional Information.)

         SGAM must provide at least 90 days' notice of termination of the Subadvisory Agreement.

         The Adviser, Shareholders and the Board of Trustees of the Trust may terminate the Subadvisory Agreement upon 60 days' notice to SGAM. In addition, the Adviser or the Board of Trustees may terminate the Subadvisory Agreement if the Capital Contribution Commitment is not enforceable in accordance with its terms.

Exchanges or Redemptions out of  the Portfolio.

         Shares that are not held until the Determination Date do not receive the Minimum NAV Assurance. No representation is made regarding the NAV of Shares redeemed or exchanged out of the Portfolio as of the date of their redemption or exchange.

Definitions

         "Business Day" is any day the New York Stock Exchange is open for trading.

         "Close of Trading" is the close of regularly scheduled day-time trading on the New York Stock Exchange.

         "Determination Date" is the earlier of: (a) the day that is the fifth anniversary date of the last day of the Subscription Period (or if that date is not a Business Day) then the first Business Day thereafter (the "Fifth Anniversary Date") and (b) the date the Subadvisory Agreement with SGAM is terminated.

         "Discount Rate" is the zero-coupon rate as of the Determination Date on the outstanding U.S. Treasury bonds maturing the closest to, but not before, the Fifth Anniversary Date.

         "Minimum NAV per Share" is the present value (determined using the Discount Rate) at the Close of Trading on the Determination Date of the following: the payment of the Reference NAV per Share at the Fifth Anniversary Date, reduced by any Portfolio distributions (on a per Share basis) made during the period from the last day of the Subscription Period to the Determination Date, and multiplied by 110%.

         "NAV per Share" is the net asset value of the Portfolio as of the Close of Trading divided by the number of outstanding Shares.

         "Reference NAV per Share" is the highest NAV per Share as of the Close of Trading on any Business Day during the Subscription Period reduced by any distributions (on a per Share basis) made during the period from the Reference NAV Date to the last day of the Subscription Period.

         "Reference NAV Date" is the date during the Subscription Period on which the highest NAV per Share as of the Close of Trading is obtained.

         "Shares" are the outstanding shares of the Portfolio.

                            ASSET ALLOCATION STRATEGY

         SGAM will allocate and reallocate the Portfolio's assets between the Equity Component and the Fixed Income Component. SGAM may change the allocation of Portfolio assets between the Equity Component and the Fixed Income Component at any time. SGAM will also from time to time change the allocation of Equity Component assets Portfolio assets among the Equity Portfolios and the Fixed-Income Component assets among the Fixed-Income Portfolios and Instruments.

         SGAM is not required to allocate any minimum percentage of Portfolio assets to the Equity Component. The Equity Component itself will generally be allocated by SGAM among the Equity Portfolios according to the Equity Portfolio Percentage (described below).

       Equity Component*                             Fixed-Income Component**
       -----------------                             ------------------------
500 Index Trust (30% to 50%)                     Money Market Trust
Small Cap Index Trust (20% to 40%)               U.S. Government Securities Trust

International Index Trust(20% to 40%)            Total Return Trust

                                                 Investment Quality Bond Trust

                                                 Other U.S. government securities and short-term
                                                 instruments (including commercial paper)

* The range indicators next to each Equity Portfolio are collectively referred to as the "Equity Portfolio Percentage." The Portfolio will invest in Series II shares of the Equity Portfolios.

**       The Portfolio will invest in Series II shares of the Fixed-Income
         Portfolios.

Equity Component

         The Equity Component will generally be allocated among the 500 Index Trust, Small Cap Index Trust and International Index Trust within the range established by the Equity Portfolio Percentage.

Fixed-Income Component

         In managing the Fixed-Income Component, SGAM will seek to replicate the duration and yield of a portfolio of the zero-coupon Treasury bonds maturing closest to, but not before, the Fifth Anniversary Date. No attempt will be made by SGAM to enhance the yield on the Fixed-Income Component.

Asset Allocation

         SGAM uses a combination of market discretion, judgment and mathematical models to determine, on an ongoing basis, the percentage of Portfolio assets allocated to the Equity Component and the Fixed-Income Component, respectively, in order to manage the Portfolio's Equity Component market participation in a manner consistent with the objective of providing the Minimum NAV Assurance without SGAM needing to contribute funds to the Portfolio as of the Determination Date. The model evaluates a number of factors, including, but not limited to:

- The market value of the Portfolio's assets as compared to the aggregate minimum NAV per Share of all outstanding Shares;

-        prevailing interest rates;

-        The length of time remaining until the Fifth Anniversary Date

-        Equity and bond market volatility

-        The expected return on the Fixed-Income Component

-        Asset allocation within the Equity Component.

         SGAM will determine the initial allocation between the Equity Component and the Fixed-Income Component at inception of the Portfolio (currently anticipated to be 70%) and will evaluate the allocations on a daily basis thereafter. Generally, as the market value of the Equity Component rises, more assets will allocated to the Equity Component, and as the market value of the Equity Component declines, more assets will be allocated to the Fixed-Income Component. During substantial periods of time, the Portfolio may invest only in the Fixed-Income Component, with no Equity Component participation.

Substitution of Other Trust Portfolios

         The Adviser and SGAM may mutually agree to substitute other Trust Portfolios for any of the Trust portfolios listed above as being part of the Equity Component or Fixed-Income Component.

Nondiversified Status

         The Portfolio is non-diversified under the Investment Company Act of 1940.

Use of Hedging and Other Strategic Transactions.

         The Portfolio is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions" in the Prospectus. However, the Portfolio intends to apply for SEC exemptive relief to permit the use certain types of strategies related to hedging risk in the Portfolio. If this relief is obtained, these strategies may be used in the future.

                          LIQUIDATION OF THE PORTFOLIO

         On the Fifth Anniversary Date, all assets in the Portfolio will be transferred to the Money Market Trust unless a Shareholder otherwise instructs.

                 PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

         The Portfolio is subject to the same risks as the Underlying Portfolios in which it invests. Although there is the Minimum NAV Assurance, there are additional risks related to this assurance as noted below:


OPPORTUNITY COST

- Because SGAM seeks to provide the Minimum NAV Assurance by directing a substantial portion of the Portfolio's assets to the Fixed Income Component (which will not provide potential for significant capital appreciation) and not to the Equity Component (which will provide the potential for capital appreciation) so as to avoid losses which would cause SGAM to have to contribute funds to the Portfolio, the performance of the Portfolio may be significantly less than if the Minimum NAV Assurance were not provided. It is possible that on the Fifth Anniversary Date, a Shareholder could receive only the amount provided by the Minimum NAV Assurance even though the Equity Component has had positive performance during the preceding five years.

         - The opportunity cost of not allocating assets to the Equity Component will be particular high if early in the Portfolio's five year investment cycle either: (a) the Portfolio's NAV per Share decreases or (b) the value of the Equity Component declines. In either scenario, substantially all of the Portfolio's assets may remain allocated to the Fixed-Income Component for the remainder of the investment cycle.

- If a Shareholder only receives the amount provided by the Minimum NAV Assurance on the Fifth Anniversary Date, the Shareholder will have foregone the opportunity to have invested this amount in another investment that could have provided a positive return during this five year period.

ADDITIONAL RISKS

- Shares that are redeemed or exchanged out of the Portfolio prior to the Fifth Anniversary Date do not benefit from the Minimum NAV Assurance.

- SGAM or Societe Generale may be unable to fulfill the financial obligations under the Minimum NAV Assurance. In such case, Shareholders may only receive the Portfolio's NAV per Share on the Determination Date which may be less than the Minimum NAV per Share.

- If the Subadvisory Agreement is terminated prior to the Fifth Anniversary Date, the Minimum NAV per Share on the date the Subadvisory Agreement is terminated will be substantially less than 110% of the Reference NAV per Share.

RISKS OF INVESTING IN THE UNDERLYING PORTFOLIOS

- To the extent the Portfolio invests in Equity Portfolios, the Portfolio will be subject to the risks of investing in equity securities. The risks of investing in these securities are outlined in the Prospectus under "Risks of Investing in Certain Types of Securities." The risks of investing in equity securities are mitigated by the Portfolio's, as well as the existence of the Minimum NAV Assurance.

- To the extent the Portfolio invests in Fixed-Income Portfolios, the Portfolio will be subject to the risks of investing in fixed income securities. Some of the fixed income portfolios may invest in non-investment grade securities. The risks of investing in fixed income securities, including non-investment grade securities, are outlined in the Prospectus under "Risks of Investing in Certain Types of Securities."

- The Portfolio is a non-diversified portfolio. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies. In the case of the Portfolio, this risk is mitigated since the Portfolio invests its assets in other Trust portfolios which themselves have diverse holdings. See "Risks of Investing in Certain Types of Securities" in the Prospectus for more information relating to "non-diversified portfolios".

                                   PERFORMANCE

         Performance is not provided for the Portfolio since it commenced operations in October, 2002.


                 INVESTMENT ADVISER AND INVESTMENT ADVISORY FEES

         The investment adviser to the portfolio is Manufacturers Securities Services, LLC ("MSS"). Information regarding MSS is located in the Prospectus under "Management of the Trust - Advisory Arrangements." The management fee is 0.65% (as a percentage of average net assets).

                    MULTIPLE CLASS PRICING; RULE 12B-1 PLANS

         The Portfolio issues one class of Shares, Series II. Series II Shares not subject to a Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

         SGAM manages the Portfolio. SGAM, whose address is 560 Lexington Avenue, New York, NY, is a subsidiary of Societe Generale Asset Management S.A. ("SGAM S.A."), a French-based portfolio management company, which is itself a subsidiary of Societe Generale, a publicly-owned, full-service French bank formed in 1864 with presence worldwide. Societe Generale is rated ___ by S&P and ___ by Moody's. These ratings, which are current as of the date of this Supplement, are subject to change. Societe Generale's ratings are indicative only of its financial ability to fulfill its obligations under the Capital Contribution Commitment. These rating do not relate to the Portfolio itself or any of the Portfolio's investments, and do not in any respect reflect the likelihood of the Portfolio achieving its objectives or avoiding losses not covered by the Minimum NAV Assurance and the related Capital Contribution Commitment. As of December 31, 2001, Societe Generale had stockholders' equity of EUR 15.8 billion, total capitalization of EUR 27.1 billion and total depostis of EUR 150.5 billion (all figures are approximate).

         The SGAM group provides a full range of portfolio management services to institutional and individual clients around the world and has its main offices in Paris, Los Angeles, New York, London, Frankfurt, Tokyo and Singapore. SGAM S.A. was formed in 1997 following a spin-off of the portfolio management activities within Societe Generale, which date to 1964. As of March 31, 2002, SGAM S.A. and its affiliates had assets under of management of over $270 billion. Starting in 1991, SGAM S.A. and its affiliates began developing and managing guaranteed and structured products indexed on equities, equity funds and other instruments, and, as of March 31, 2002, had over $15 billion in such products.

         In connection with SGAM's service as Subadviser to the Portfolio, SGAM's Paris-based affiliate, Societe Generale Structured Asset Management S.A. ("SGSAM"), whose business address is 2, place de la Coupole, 92078 Paris-La Defense, France, provides advisory personnel services to SGAM, such personnel acting under the control of SGAM. SGSAM is a subsidiary of SGAM and is registered with the Commission des Operations de Bourse in France.

         The Portfolio Manager is:

         - Marc Paasch. Marc joined SGSAM in February 2002 as the Head of Portfolio Insurance Management and is an associated person of SGAM. Marc was a Vice President of equity derivatives trading, then Vice

                  President of merger arbitrage proprietary trading, at SG Cowen Securities Corp. from 1997 to 2000. Prior to joining SGAM, he was a Managing Director at Credit Lyonnais Securities in charge of long-short proprietary equity trading. He is a graduate of Ecole Polytechnique, Ecole Nationale des Ponts et Chausses and Institut d'Etudes Politiques.


                              FINANCIAL HIGHLIGHTS

         The unaudited financial highlights of each Trust Portfolio as of June 30, 2002 are attached hereto. The Trust's unaudited semi-annual report as of June 30, 2002 has been incorporated by reference into the Statement of Additional Information and is available upon request.

                THE DATE OF THIS SUPPLEMENT IS __________, 2002.

                         MANUFACTURERS INVESTMENT TRUST
                 73 Tremont Street, Boston, Massachusetts 02108

Manufacturers Investment Trust (the "Trust") is an open-end management investment company, commonly known as a mutual fund, which is sold without a sales charge. Shares of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. The Trust provides a range of investment objectives through sixty-seven separate investment portfolios, -- of which are described in this prospectus. The names of those portfolios are as follows:

INTERNET TECHNOLOGIES TRUST
PACIFIC RIM EMERGING MARKETS TRUST
TELECOMMUNICATIONS TRUST
SCIENCE & TECHNOLOGY TRUST
INTERNATIONAL SMALL CAP TRUST
HEALTH SCIENCES TRUST
AGGRESSIVE GROWTH TRUST
EMERGING SMALL COMPANY TRUST
SMALL COMPANY BLEND TRUST
DYNAMIC GROWTH TRUST
MID CAP GROWTH TRUST
MID CAP OPPORTUNITIES TRUST
MID CAP STOCK TRUST
ALL CAP GROWTH TRUST
FINANCIAL SERVICES TRUST
OVERSEAS TRUST
INTERNATIONAL STOCK TRUST
INTERNATIONAL VALUE TRUST
CAPITAL APPRECIATION TRUST
STRATEGIC OPPORTUNITIES TRUST
QUANTITATIVE MID CAP TRUST
GLOBAL EQUITY TRUST
STRATEGIC GROWTH TRUST
GROWTH TRUST
LARGE CAP GROWTH TRUST
ALL CAP VALUE TRUST
CAPITAL OPPORTUNITIES TRUST
QUANTITATIVE EQUITY TRUST
BLUE CHIP GROWTH TRUST
UTILITIES TRUST
REAL ESTATE SECURITIES TRUST
SMALL COMPANY VALUE TRUST
MID CAP VALUE TRUST
VALUE TRUST
EQUITY INDEX TRUST
TACTICAL ALLOCATION TRUST
FUNDAMENTAL VALUE TRUST
GROWTH & INCOME TRUST
U.S. LARGE CAP VALUE TRUST
EQUITY-INCOME TRUST
INCOME & VALUE TRUST
BALANCED TRUST
HIGH YIELD TRUST
STRATEGIC BOND TRUST
GLOBAL BOND TRUST
TOTAL RETURN TRUST
INVESTMENT QUALITY BOND TRUST
DIVERSIFIED BOND TRUST
U.S. GOVERNMENT SECURITIES TRUST
MONEY MARKET TRUST
SMALL CAP INDEX TRUST
INTERNATIONAL INDEX TRUST
MID CAP INDEX TRUST
TOTAL STOCK MARKET INDEX TRUST
500 INDEX TRUST
LIFESTYLE AGGRESSIVE 1000 TRUST
LIFESTYLE GROWTH 820 TRUST
LIFESTYLE BALANCED 640 TRUST
LIFESTYLE MODERATE 460 TRUST
LIFESTYLE CONSERVATIVE 280 TRUST
SMALL-MID CAP GROWTH TRUST
SMALL-MID CAP TRUST
INTERNATIONAL EQUITY SELECT TRUST
SELECT GROWTH TRUST
GLOBAL EQUITY SELECT TRUST
CORE VALUE TRUST
HIGH GRADE BOND TRUST

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE ADVISER OR ANY SUBADVISERS TO THE TRUST OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE TRUST IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.

                  The date of this Prospectus is May 1, 2002.

                         MANUFACTURERS INVESTMENT TRUST

                               TABLE OF CONTENTS

PORTFOLIO DESCRIPTIONS:
INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,
PERFORMANCE AND FINANCIAL HIGHLIGHTS........................    1
     Investment Objectives and Strategies...................    1
     Risks of Investing in Each Portfolio...................    1
     Performance Information for Each Portfolio.............    2
       Internet Technologies Trust..........................    2
       Pacific Rim Emerging Markets Trust...................    3
       Telecommunications Trust.............................    5
       Science & Technology Trust...........................    6
       International Small Cap Trust........................    8
       Health Sciences Trust................................    9
       Aggressive Growth Trust..............................   11
       Emerging Small Company Trust.........................   13
       Small Company Blend Trust............................   15
       Dynamic Growth Trust.................................   16
       Mid Cap Growth Trust.................................   18
       Mid Cap Opportunities Trust..........................   19
       Mid Cap Stock Trust..................................   20
       All Cap Growth Trust.................................   21
       Financial Services Trust.............................   23
       Overseas Trust.......................................   24
       International Stock Trust............................   25
       International Value Trust............................   28
       Capital Appreciation Trust...........................   29
       Strategic Opportunities Trust........................   31
       Quantitative Mid Cap Trust...........................   33
       Global Equity Trust..................................   34
       Strategic Growth Trust...............................   35
       Growth Trust.........................................   36
       Large Cap Growth Trust...............................   37
       All Cap Value Trust..................................   39
       Capital Opportunities Trust..........................   40
       Quantitative Equity Trust............................   41
       Blue Chip Growth Trust...............................   43
       Utilities Trust......................................   45
       Real Estate Securities Trust.........................   47
       Small Company Value Trust............................   49
       Mid Cap Value Trust..................................   50
       Value Trust..........................................   51
       Equity Index Trust...................................   52
       Tactical Allocation Trust............................   54
       Fundamental Value Trust..............................   57
       Growth & Income Trust................................   58
       U.S. Large Cap Value Trust...........................   59
       Equity-Income Trust..................................   61
       Income & Value Trust.................................   63
       Balanced Trust.......................................   65
       High Yield Trust.....................................   67
       Strategic Bond Trust.................................   68
       Global Bond Trust....................................   71
       Total Return Trust...................................   74
       Investment Quality Bond Trust........................   76
       Diversified Bond Trust...............................   77
       U.S. Government Securities Trust.....................   79
       Money Market Trust...................................   81
       The Index Trusts.....................................   83

       The Lifestyle Trusts.................................   87
       Small-Mid Cap Growth Trust...........................   92
       Small-Mid Cap Trust..................................   93
       International Equity Select Trust....................   95
       Select Growth Trust..................................   96
       Global Equity Select Trust...........................   97
       Core Value Trust.....................................   99
       High Grade Bond Trust................................  100
FINANCIAL HIGHLIGHTS........................................  102
     Additional Information.................................  137

                            PORTFOLIO DESCRIPTIONS:

                  INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,

                      PERFORMANCE AND FINANCIAL HIGHLIGHTS

     The Trust is a series trust which currently has sixty-seven separate investment portfolios, ______ of which are described in this prospectus. The investment objectives, principal investment strategies and principal risks of the portfolios are set forth in the portfolio descriptions below, together with performance information and financial highlights for each portfolio. Manufacturers Securities Services, LLC is the investment adviser to the Trust, and each portfolio has its own subadviser.

INVESTMENT OBJECTIVES AND STRATEGIES

     Each portfolio has a stated investment objective which it pursues through separate investment strategies or policies and which may only be changed with the approval of the shareholders of the portfolio. There can be no assurance that the portfolio will achieve its investment objective. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject. Additional information about the portfolios' investment policies is set forth under "Additional Investment Policies."

     Temporary Defensive Investing. Except as otherwise stated below in the description of a particular portfolio, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each portfolio may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of portfolios investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular portfolio, each portfolio is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

     More complete descriptions of the money market instruments and certain other instruments in which certain portfolios of the Trust may invest and of the options, futures, currency and other derivative transactions that certain portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's or Standard & Poor's is included in Appendix I in the Statement of Additional Information.

RISKS OF INVESTING IN EACH PORTFOLIO

     Certain risks of investing in each portfolio are set forth in the portfolio descriptions. If these risks materialize, an investor could lose money in the portfolio. The risks of investing in the following types of securities, as well as the definition of a non-diversified portfolio and the risks associated with such a portfolio, are more fully described below under "Risks of Investing in Certain Types of Securities."

     --   Non-Diversified Portfolios                    --   Foreign Securities
     --   Equity Securities                             --   Investment Company Securities
     --   Fixed Income Securities                       --   Stripped Securities
     --   Investment Grade Fixed Income Securities      --   Mortgage-Backed and Asset-Backed
     in the Lowest Rating Category                       Securities
     --   Lower Rated Fixed Income Securities           --   Securities Linked to the Real Estate Market
     --   Small and Medium Size Companies               --   Industry or Sector Investing

     An investment in any of the portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Portfolio Turnover. Unless otherwise noted in the description a portfolio, each portfolio anticipates that its annual portfolio turnover rate will exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. The portfolio turnover rate of each of the Trust's portfolios may vary from year to year, as well as within a year. Portfolio turnover rates are set forth in the Financial Highlights included in each portfolio description. See also "Portfolio Turnover" in the Statement of Additional Information.

PERFORMANCE INFORMATION FOR EACH PORTFOLIO

     Each portfolio description contains a bar chart and a performance table which provide some indication of the risks of investing in each portfolio of the Trust.

     Bar Chart. The bar chart shows changes in the performance of Series I shares (formerly referred to as Class A shares) of each portfolio from year to year over a ten-year period. The performance of Series II shares (formerly referred to as Class B shares) of each portfolio would be lower due to the higher Series II 12b-1 fee. Portfolios with less than ten years of performance history show performance from the inception date of the portfolio.

     Performance Table. The table compares each portfolio's one, five and ten year average annual returns as of December 31, 2001 for both Series I Shares and Series II shares to those of a broad measure, and in some cases to an index, of market performance. If the period since inception of the portfolio is less than one year, the performance shown will be the actual total return rather than an annualized total return.

     Performance information in the Bar Chart and the Performance Table reflects all fees charged to each portfolio such as advisory fees and all portfolio expenses. None of the portfolios charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable insurance contract, which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

INTERNET TECHNOLOGIES TRUST

SUBADVISER:  Munder Capital Management ("Munder")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities of companies positioned to benefit from the growth of the Internet.

     Under normal market conditions, the Internet Technologies Trust will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that fall into three basic categories:

      -- Pure plays - companies whose core business models are focused exclusively on the Internet;
      -- Builders - companies that provide the innovative hardware, services and software components which enable the advancement or facilitate the usage of the Internet; and
      -- Beneficiaries - companies across a broad range of industries and sectors that utilize the internet to enhance their business models.

     There is no limit on the market capitalization of the companies the portfolio may invest in or on the length of operating history for the companies. The portfolio may invest without limit in initial public offerings. The portfolio may also invest in foreign securities and purchase and sell options on securities, stock market indices or futures. Foreign securities include investments in non-U.S. dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities also include investments such as American Depository Receipts ("ADRs") which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities of Internet-related companies, including those of small companies, and may invest in foreign securities. The risks of investing in equity securities, Internet-related companies, small companies and foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Many internet companies are start-up companies and, therefore, the risks associated with investing in small companies are heightened for these companies.
 -- The portfolio is subject to the risks of industry or sector investing since it will invest primarily in companies engaged in Internet and Intranet-related activities. These risks include the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Therefore, the portfolio's performance may be more volatile than that of a portfolio that does not concentrate in a particular sector. The risks of industry or sector investing and the particular risk of investing in Internet-related companies are set forth below under "Risks of Investing in Certain Types of Securities."
 -- Due to the portfolio's emphasis on Internet-related investments, an investment in the portfolio should be considered extremely risky even as compared to other portfolios that invest primarily in small cap securities. Investing in the portfolio alone cannot provide a balanced investment program.

Performance(B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 36.82% (for the quarter ended 12/31/2001) and the lowest return was -46.42% (for the quarter ended 9/30/2001).

[PERFORMANCE GRAPH]

2001                                                          -46.1%

                                                                 One     Five     Life of    Date First
                                                                Year     Years   Portfolio   Available
 Internet Technologies Trust-Series I
                                                               -46.09%    N/A     -51.09%    05/01/2000
 AMEX Inter@ctive Week Internet Index(A)
                                                               -47.78%    N/A     -52.53%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

     Munder manages the Internet Technologies Trust. Munder, with offices at 480 Pierce Street, Birmingham, Michigan 48009, currently serves as investment adviser to the Munder Funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals. As of December 31, 2001, Munder and its subsidiary had approximately $35.3 billion of assets under management.

     A committee of Munder investment personnel manages the portfolio.

PACIFIC RIM EMERGING MARKETS TRUST

SUBADVISER:  Manufacturers Adviser Corporation ("MAC")

INVESTMENT OBJECTIVE:  To achieve long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in common stocks and equity-related securities of companies in countries located in the Pacific Rim region. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

     The countries of the Pacific Rim region are:

         -- Australia            -- Hong Kong             -- Pakistan              -- Taiwan
         -- China                -- Japan                 -- Philippines           -- Thailand
         -- India                -- Malaysia              -- Singapore
         -- Indonesia            -- New Zealand           -- South Korea

     The Pacific Rim Emerging Markets Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital. Equity-related securities in which the portfolio may invest include: (i) preferred stocks, (ii) warrants and (iii) securities convertible into or exchangeable for common stocks. The Portfolio may also invest up to 20% of its assets in countries outside the Pacific Rim region.

     MAC's decision to invest in a particular country or particular region will be based upon its evaluation of political, economic and market trends in the country or region and throughout the world. MAC will shift investments among countries and the world's capital markets in accordance with its ongoing analyses of trends and developments affecting such markets and securities.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Pacific Rim Emerging Markets Trust may invest all or a portion of its assets in non-convertible, fixed income securities and cash and cash equivalents. These investments may be denominated in either U.S. or non-U.S. dollars. These securities may include debt of corporations, foreign governments and supranational organizations. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

     The Pacific Rim Emerging Markets Trust may also purchase and sell the following equity-related financial instruments:

      --   exchange-listed call and put options on equity indices,
      --   over-the-counter ("OTC") and exchange-listed equity index futures,
      -- OTC and exchange-listed call and put options on currencies in the portfolio, and
      -- OTC foreign currency futures contracts on currencies in the portfolio.

     A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities and may invest up to 100% of its assets in foreign securities, including securities of companies in emerging market countries. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- Since the portfolio concentrates its investments in the Pacific Rim region, the portfolio will be affected by economic and political events in this area.

Performance (A, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.41% (for the quarter ended 12/31/1998) and the lowest return was -26.12% (for the quarter ended 12/31/1997).

[PERFORMANCE GRAPH]

1995                                                           11.3%
1996                                                            9.8%
1997                                                          -34.1%
1998                                                           -4.6%
1999                                                           62.9%
2000                                                          -24.4%
2001                                                          -18.6%

                                                                 One      Five     Life of    Date First
                                                                Year     Years    Portfolio   Available
 Pacific Rim Emerging Markets Trust Series I                   -18.57%   -8.82%    -4.25%     10/04/1994
 MSCI Pacific Index(B)                                         -25.22%   -7.60%    -6.39%

(A)On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

     MAC manages the Pacific Rim Emerging Markets Trust. MAC is a Colorado corporation. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MAC is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of December 31, 2001, MAC together with Manulife Financial had approximately $89.3 billion of assets under management.

     The portfolio managers are:

      -- Samantha Ho (since June, 2000). Ms. Ho joined MAC in 2000. Prior to joining MAC, she was a senior portfolio manager at SEB Investment Management where she served from 1994 to 2000. Prior to that, she was an investment analyst at Jardine Fleming. She is a Chartered Financial Analyst.

      -- Seton Lor (since June, 2000). Mr. Lor joined MAC in 2000. Prior to joining MAC, he was Director of Balanced Investments at AXA Investment Managers in Hong Kong where he served from 1996 to 2000.

TELECOMMUNICATIONS TRUST

SUBADVISER:  INVESCO Funds Group, Inc. ("INVESCO")

INVESTMENT OBJECTIVE:  To seek capital appreciation. A secondary objective is to earn income.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities of companies that design, develop, manufacture, distribute or sell communications services or equipment and companies that supply equipment or services to such companies (the "telecommunications sector").

     The Telecommunications Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies engaged in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies (collectively referred to as the "telecommunications sector").

     INVESCO considers a company to be in the telecommunications sector if at least 50% of its gross income or net sales comes from activities in the sector, at least 50% of its assets are devoted to producing revenues from the sector, or INVESCO determines, based on other available information, that its primary business is within the sector.

     Normally, the portfolio will invest primarily in companies located in three different countries, although U.S. issuers will often dominate the portfolio. It may also invest in companies outside the telecommunications sector and in securities other than equity securities, including financial instruments such as ADRs and repurchase agreements.

     INVESCO uses a bottom-up investment approach, focusing on company fundamentals and growth prospects. INVESCO selects stocks based on projected total return for individual companies, while also analyzing country specific factors that might affect stock performance or influence company valuation. The portfolio's investments emphasize strongly managed market leaders, with a lesser weighting on smaller, faster growing companies that offer new products or services and/or are increasing their market share.

     The portfolio may invest any portion of its assets in foreign securities, (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     The Telecommunications Trust may also invest to a limited extent in: (a) fixed income securities, (b) lower rated fixed income securities, (c) U.S. Government Securities, (d) illiquid securities, (e) ADRs, (f) repurchase agreements and (g) securities issued by other investment companies. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

     The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities and may invest in foreign securities and fixed-income securities, including lower rated fixed-income securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio is subject to the risks of industry or sector investing since it concentrates its investments in securities of companies engaged in the telecommunications sector, a comparatively narrow segment of the economy. The portfolio may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, companies in this sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The risks of industry or sector investing, and the risks of investing in companies engaged in the telecommunications sector, are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio invests extensively in the securities of companies which the subadviser believes are poised for growth. The price of such securities in certain economic, political or market conditions may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index).

Performance
Performance information is not provided for the Telecommunications Trust since it commenced operations in May, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     INVESCO manages the Telecommunications Trust. INVESCO was founded in 1932 and, as of December 31, 2001, managed 46 INVESCO mutual funds having combined assets of more than $29 billion. INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company based in London. Through its subsidiaries, AMVESCAP PLC engages in the investment management business on an international basis and, as of December 31, 2001, managed more than $397.9 billion in assets worldwide. INVESCO is located at 4350 South Monaco Street, Denver, Colorado 80237.

     The portfolio manager is:

      -- Brian B. Hayward (since May, 2001). Mr. Hayward is a senior vice president of INVESCO. Before joining INVESCO in 1997, he was a senior equity analyst with Mississippi Valley Advisors. Mr. Hayward is a Chartered Financial Analyst and holds an MA in Economics and a BA in Mathematics from the University of Missouri.

SCIENCE & TECHNOLOGY TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital. Current income is incidental to the portfolio's objective.

INVESTMENT STRATEGIES: The portfolio invests primarily in common stocks of science and technology companies.

     The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Industries likely to be represented in the portfolio include:

         --  Computers including hardware, software       --  life sciences and health care, including
             and electronic components                        pharmaceuticals, medical devices, and
         --  telecommunications                               biotechnology
         --  media and information services,              --  chemicals and synthetic materials
         --  environmental services                       --  defense and aerospace

     The portfolio may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development.

     Most of the portfolio's assets are invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, for example, (i) U.S. and non U.S. dollar denominated foreign securities, (ii) convertible stocks and bonds, and (iii) warrants.

     The selection of investments for the portfolio reflects a growth approach based on an assessment of a company's fundamental prospects, rather than on a company's size. As a result, portfolio holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Use of Hedging and Other Strategic Transactions
     The Science & Technology Trust may also engage in a variety of investment practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     The Science & Technology Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" below.

Principal Risks of Investing in this Portfolio
 -- The portfolio is subject to the risks of industry or sector investing since it invests primarily in science and technology sectors, including Internet-related investments. The products and services of companies in the science and technology sectors may not prove commercially successful or may become obsolete quickly, and a portfolio of these securities may be riskier or more volatile in price than one that invests in more market sectors. The risks of industry or sector investing, and the specific risks of investing in Internet-related, telecommunications, and health sciences companies, are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio invests extensively in equity securities, including securities of small or unseasoned companies (less than 3 years operating experience) newly public companies. The portfolio may also invest up to 30% of its assets in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- Due to the portfolio's emphasis on science and technology sectors, including Internet-related investments, an investment in the portfolio should be considered extremely risky even as compared to other portfolios that invest primarily in the securities of small companies. Investing in the portfolio alone cannot provide a balanced investment program.

Performance (A, B, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 47.10% (for the quarter ended 12/31/1998) and the lowest return was -40.43% (for the quarter ended 9/30/2001).

[PERFORMANCE GRAPH]

1997                                                           10.7%
1998                                                           43.3%
1999                                                           99.5%
2000                                                          -34.1%
2001                                                          -41.3%

                                                                 One     Five     Life of    Date First
                                                                Year     Years   Portfolio   Available
 Science & Technology Trust Series I                           -41.25%    N/A      4.16%     01/01/1997
 Lipper Science and Technology Avg. Funds Classification(A)    -35.36%    N/A      8.85%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Since June 1, 2000, a portion of the Science & Technology Trust expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
(C)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.
(D)As of January 16, 2002, Michael Sola took over management responsibilities of the T. Rowe Price Science & Technology Trust.

SUBADVISER AND PORTFOLIO MANAGERS

     T. Rowe Price manages the Science & Technology Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2001, T. Rowe Price and its affiliates managed over $156.3 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Michael F. Sola (since January 2002). Mr. Sola, who joined T. Rowe Price in 1995 as a technology analyst, is a Vice President of T. Rowe Price and has been managing investments since 1997. He is a Chartered Financial Analyst.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

INTERNATIONAL SMALL CAP TRUST

SUBADVISER:  Founders Asset Management LLC ("Founders")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests primarily in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities").

     Founders pursues this investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities"). These securities may represent companies in both developed and lesser developed countries throughout the world. At least 65% of the portfolio's total assets are normally invested in foreign securities representing a minimum of three countries (other than the United States). The portfolio may invest in larger foreign companies or U.S. based companies if, in Founders' opinion, they represent better prospects for capital appreciation.

     Foreign investments of the portfolio may include securities issued by companies located in countries not considered to be major industrialized nations (emerging markets). Investments in the portfolio also may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds. See "Other Instruments - Brady Bonds" in the Statement of Additional Information.

     The portfolio invests primarily in equity securities. When Founders believes that other investments offer opportunities for capital appreciation, the portfolio may also invest in convertible securities, bonds, debentures and other corporate obligations.

     The portfolio only invests in fixed income securities that, at the time of purchase, have the following ratings (or, if unrated, are determined to be of comparable quality by Founders):

                        BONDS, DEBENTURES AND        CONVERTIBLE SECURITIES
  RATING AGENCY         CORPORATE OBLIGATIONS         AND PREFERRED STOCKS
---------------------------------------------------------------------------
     Moody's       Baa or higher (Investment Grade)       B or higher
Standard & Poor's  BBB or higher (Investment Grade)       B or higher

The portfolio will never have more than 5% of its total assets invested in any fixed income securities (excluding preferred stocks) which are unrated or rated below investment grade (measured at the time of purchase or as a result of a reduction in rating after purchase). The portfolio is not required to dispose of fixed income securities whose ratings are downgraded below investment grade subsequent to the portfolio's purchase of such securities, unless such a disposition is necessary to reduce the portfolio's holdings of such securities to less than 5% of its total assets. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities." Because the portfolio normally will invest primarily in equity securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

     The portfolio is actively traded (for the fiscal year ending 2001, the portfolio turnover rate was 721%). A high portfolio turnover rate generally results in greater brokerage commission expenses which must be borne directly by the portfolio.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in foreign equity securities, especially securities of small companies. The risks of investing in foreign securities, equity securities and small companies are set forth below under "Risks of Investing in Certain Types of Securities."
 -- Because the portfolio invests primarily in foreign securities, which are generally riskier investments than U.S. securities, investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. small companies.

Performance(B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 58.65% (for the quarter ended 12/31/1999) and the lowest return was -22.36% (for the quarter ended 9/30/2001).

[PERFORMANCE GRAPH]

1997                                                            0.8%
1998                                                           11.9%
1999                                                           84.9%
2000                                                          -29.2%
2001                                                          -31.1%

                                                                 One     Five     Life of    Date First
                                                                Year     Years   Portfolio   Available
 International Small Cap Trust Series I                        -31.10%   0.35%     1.83%     03/04/1996
 MSCI World ex-US Index(A)                                     -21.16%   1.42%     2.26%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     Founders manages the International Small Cap Trust. Founders, located at 2930 East Third Avenue, Denver, Colorado 80206, is a registered investment adviser which was first established as an asset manager in 1938. Founders is a subsidiary of Mellon Bank, N.A. Mellon Bank is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly-owned multibank holding company which provides a comprehensive range of financial products and services in domestic and selected international markets. As of December 31, 2001, Founders had over $7.24 billion of assets under management.

     The portfolio manager, who uses the input, research and advice of a management team composed of members of Founders' Investment Department, is

      -- Tracy P. Stouffer (since July 1999). Ms. Stouffer, Vice President of Investments and Chartered Financial Analyst, joined Founders in 1999. Prior to joining Founders, she was a vice president and portfolio manager with Federated Global Incorporated (1995 to 1999). Ms. Stouffer received an MBA with a concentration in marketing from the University of Western Ontario, Canada.

HEALTH SCIENCES TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

     While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large-and mid-capitalization companies.

     T. Rowe Price's portfolio managers divide the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices producers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the portfolio may purchase other securities, including foreign securities, futures, and options.

     In managing the Health Sciences Trust, T. Rowe Price uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the portfolio will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

     The Health Sciences Trust may invest in futures and options, which could subject the portfolio to additional volatility and losses.

     The Health Sciences Trust may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     The Health Sciences Trust holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. The portfolio may invest a considerable portion of assets in the same business, such as pharmaceuticals, or in related businesses such as hospital management and managed care. Moreover, companies in this segment are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The risks of investing in the health sciences sector are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in derivatives, such as futures and options. The risks of investing in these instruments are set forth under "Hedging and Other Strategic Transactions."
 -- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in securities of smaller or unseasoned companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

Performance(B)
Performance is not provided for the Health Sciences Trust since it commenced operations in May, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     T. Rowe Price manages the Health Sciences Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2001, T. Rowe Price and its affiliates managed over $156.3 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Kris H. Jenner, M.D., D. Phil (since May, 2001). Dr. Jenner, who joined T. Rowe Price in 1997, is a Vice-President of T. Rowe Price and has been managing investments since 1998. From 1995 - 1997 he was a post-doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

AGGRESSIVE GROWTH TRUST

SUBADVISER:  A I M Capital Management, Inc. ("AIM")

INVESTMENT OBJECTIVE: To seek long-term capital appreciation.

INVESTMENT STRATEGIES:The portfolio invests principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of AIM are expected to achieve earnings growth over time at a rate in excess of 15% per year.

     The portfolio's assets are principally invested in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of AIM are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category. AIM will be particularly interested in investing the portfolio's assets in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the portfolio may fluctuate widely. Any income received from securities held by the portfolio will be incidental.

     Aggressive Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

      -- "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and
      -- "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

     The Aggressive Growth Trust's strategy does not preclude investment in large, seasoned companies which in the judgment of AIM possess superior potential returns similar to companies with formative growth profiles. The portfolio may also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value.

     The Aggressive Growth Trust may invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods when, in the opinion of AIM, prevailing market, financial, or economic conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

     The portfolio may invest up to 25% of its total assets in foreign securities. American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 25% limitation.

Use of Hedging and Other Strategic Transactions
     Aggressive Growth Trust may:

      --   purchase and sell stock index futures contracts,
      -- purchase options on stock index futures as a hedge against changes in market conditions,
      -- purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,
      -- write (sell) covered call options (up to 25% of the value of the portfolio's net assets),
      -- enter into foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the portfolio is invested including: the direct purchase or sale of foreign currency, the purchase or sale of options on futures contracts with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

     See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities with emphasis on medium-sized and smaller emerging growth companies. The risks of investing in equity securities and small and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest up to 25% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.
 -- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 32.25% (for the quarter ended 12/31/1998) and the lowest return was -24.73% (for the quarter ended 9/30/1998).

[PERFORMANCE GRAPH]

1997                                                            0%
1998                                                          4.3%
1999                                                           33%
2000                                                            3%
2001                                                          -26%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 Aggressive Growth Trust Series I                              -25.98%     N/A       1.13%      01/01/1997
 Russell 2000 Growth Index(B)                                   -9.23%     N/A       2.87%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISERS AND PORTFOLIO MANAGERS
     AIM Capital Management, Inc. ("AIM") manages the Aggressive Growth Trust. AIM is an indirect wholly owned subsidiary of A I M Management Group Inc., whose principal business address is 11 Greenway Plaza, Houston, Texas 77046. A I M Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals. AIM and its affiliates managed over $158 billion of assets as of December 31, 2001.

     The portfolio is managed by the following three portfolios managers:

      -- Ryan E. Crane (since August, 1999). Mr. Crane is a portfolio manager with AIM. Mr. Crane joined AIM in 1994 as a portfolio administrator and in 1995 was promoted to equity analyst focusing on small capitalization companies. He became a senior analyst in 1997 and was promoted to his current position in 1999. He is a Chartered Financial Analyst.

      -- Robert M. Kippes (since May, 1999). Mr. Kippes is vice president of AIM and senior portfolio manager for several of the AIM funds, including the AIM Aggressive Growth Fund and the AIM Constellation Fund. Mr. Kippes also serves as head of AIM's Small/Mid Cap Growth investment management unit. Mr. Kippes joined AIM in 1989 as a research assistant. In 1992 he was named head of equity research and portfolio manager. In 1994 he was promoted to his current position.

      -- Jay K. Rushin (since December, 2000). Mr. Rushin is a portfolio manager with AIM and is involved in the management of several of the AIM funds including the AIM Aggressive Growth Fund, the AIM Constellation Fund, and the AIM Global Aggressive Growth Fund. Mr. Rushin joined AIM as a portfolio administrator.

EMERGING SMALL COMPANY TRUST

SUBADVISER:  Franklin Advisers, Inc. ("Franklin")

INVESTMENT OBJECTIVE:   To seek long-term growth of capital.

INVESTMENT STRATEGIES:  The portfolio invests, under normal market conditions, at least 80% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalizations of the Russell 2000 Growth Index.

     The Emerging small Company Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase. The market capitalizations within the Russell 2000 Growth Index will vary, but as of December 31, 2001, they ranged from approximately $4.1 million to $3.0 billion. The securities of small cap companies are traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.

     The portfolio may also invest up to 20% (measured at the time of purchase) of its total assets in any combination of the following if the investment presents a favorable investment opportunity consistent with the portfolio's investment goal:

      --   equity securities of larger capitalization companies which Franklin believes have the potential for strong growth potential, and
      --   relatively well-known, larger companies in mature industries which
           Franklin believes have the potential for capital appreciation.

     Franklin will choose small cap companies that it believes are positioned for rapid growth in revenues, earnings or assets, and that it can acquire at a price it believes to be reasonable. Franklin looks for companies it believes have distinct and sustainable competitive advantages, such as a particular marketing or product niche, proven technology and industry leadership. Franklin uses a disciplined "bottoms up" approach to stock selection, blending fundamental and quantitative analysis. Franklin diversifies the portfolio's assets across many industries, and from time to time may invest substantially in certain sectors, including technology and biotechnology. Small companies often pay no dividends, and current income is not a factor in the selection of stocks.

     The portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin believes have the potential for capital appreciation as a result of improvements in the creditworthiness of the issuer. Debt securities may include bonds, notes and debentures. The portfolio may invest in both rated and unrated debt securities. The portfolio will only purchase securities rated "B" or above by Moody's or Standard & Poor's (or comparable unrated securities). The portfolio will not invest more than 5% of its total assets in non-investment grade securities (rated lower than "BBB" by Standard & Poor's or "Baa" by Moody's or comparable unrated securities). The receipt of income from debt securities is incidental to the portfolio's investment goal of capital growth.

     The portfolio may invest up to 25% of its total assets in foreign securities, including those of developing or undeveloped markets, and sponsored or unsponsored American, European and Global Depositary Receipts. The portfolio currently intends to limit its investments in foreign securities to 10% of its total assets.

     The portfolio may also invest up to 10% of its total assets in real estate investment trusts ("REITS"). See "Real Estate Securities Trust" below for a discussion of REITS and the risks of investing in these trusts.

Use of Hedging and Other Strategic Transactions
     The Emerging Small Company Trust may:

      -- write (sell) covered put and call options and may buy put and call options on securities and securities indices, and
      -- buy and sell futures and options on futures with respect to securities, indices and currencies.

     See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in small cap equity securities. The risks of investing in equity securities and the risks of investing in small cap (small and medium size companies) securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 59.08% (for the quarter ended 12/31/1999) and the lowest return was -26.19% (for the quarter ended 3/31/2001).

[PERFORMANCE GRAPH]

1997                                                           17.1%
1998                                                            0.1%
1999                                                           73.5%
2000                                                           -4.3%
2001                                                          -22.2%

                                                                One     Five     Life of    Date First
                                                                Year    Years   Portfolio   Available
 Emerging Small Company Trust Series I                         22.24%    N/A      8.64%     01/01/1997
 Russell 2000 Growth Index(B)                                  -9.23%    N/A      2.87%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio.
(C)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISERS AND PORTFOLIO MANAGERS
     Franklin Advisers, Inc. manages the Emerging Small Company Trust. Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc., referred to as Franklin(R) Templeton(R) Investments, --located at One Franklin Parkway, San Mateo, California, 94404. As of December 31, 2001, Franklin Advisers, Inc. had $115.1 billion in assets under management. Through its subsidiaries, Franklin(R) Templeton(R) provides global and domestic investment management, shareholder, custody and distribution services to the Franklin, Templeton, Mutual Series and Fiduciary products, high net-worth and institutional accounts, as well as separate account management services.

     Franklin Distributors, Inc., the original investment advisor and wholesale distributor for the Franklin Group of Funds, was founded in New York in 1947 by Rupert H. Johnson, Sr. In 1992, Franklin completed the acquisition of Templeton, Galbraith & Hasberger Ltd., whose affiliates managed the Templeton Funds. In 1996, Franklin Templeton merged business with Heine Securities Corporation, which offered the Mutual Series funds, and is known for its domestic equity expertise. In 2001, Franklin Templeton merged business with Fiduciary Trust International. Today, Franklin Templeton is a major force in the mutual fund industry. As of December 31, 2001, Franklin(R) Templeton(R) had, through its various investment management affiliates, combined assets under management of $266 billion.

     The portfolio is managed by the following three portfolio managers:

      -- Edward Jamieson (since May, 1999). Mr. Jamieson joined the Franklin Templeton Group in 1987.

      -- Michael McCarthy (since May, 1999). Mr. McCarthy joined the Franklin Templeton Group in 1992. He is a Chartered Financial Analyst.

      -- Aidan O'Connell (since May, 1999). Mr. O'Connell joined the Franklin Templeton Group in 1998. Before joining Franklin Templeton, Mr. O'Connell was a research associate and a corporate finance associate at Hambrecht & Quist.

      -- Avi Satwalekar (since January 2002). Mr. Satwalekar joined the Franklin Templeton Group in 1996. Before joining Franklin Templeton, Mr. Satwalekar worked for Merrill Lynch in the debt origination group. He is a Chartered Financial Analyst.

SMALL COMPANY BLEND TRUST

SUBADVISER:  Capital Guardian Trust Company ("CGTC")

INVESTMENT OBJECTIVE:   To seek long-term growth of capital and income.
                        Generation of current dividends will be a secondary consideration

INVESTMENT STRATEGIES:  The portfolio invests, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

     The Small Company Blend Trust invests at least 80% its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase. The market capitalizations within the Russell 2000 Index will vary, but as of December 31, 1999, they ranged from approximately $2 million to $13.2 billion. In determining market capitalization, CGTC may consider the value of shares which are publicly traded. The portfolio may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Small Company Blend Trust may invest all or a portion of its assets in bonds, cash and cash equivalents. CGTC's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions
     The Small Company Blend Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities, especially securities of small or unseasoned companies (less than 3 years operating experience). The risks of investing in equity securities and small or unseasoned companies are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 26.94% (for the quarter ended 12/31/2001) and the lowest return was -25.88% (for the quarter ended 9/30/2001).

[PERFORMANCE GRAPH]

2000                                                          -19.7%
2001                                                           -2.3%

                                                                One     Five     Life of    Date First
                                                                Year    Years   Portfolio   Available
 Small Company Blend Trust Series I                            -2.31%    N/A      0.30%     05/01/1999
 Russell 2000 Index(A)                                          2.49%    N/A      6.05%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISERS AND PORTFOLIO MANAGERS
     CGTC manages the Small Company Blend Trust. CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968 and manages approximately $120.1 billion of assets as of December 31, 2001.

     The portfolio is managed by the following portfolio managers. In addition, a portion of the portfolio is managed by individual members of the research team.

      -- Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

      -- James S. Kang (since May, 1999). Mr. Kang is Senior Vice President for Capital International Research Inc. He joined the Capital Group organization in 1988.

      -- Robert G. Kirby (since May, 1999). Mr. Kirby is a Senior Partner of The Capital Group Partners L.P. and Chairman Emeritus and a portfolio manager of CGTC. He joined the Capital Group organization in 1965.

      -- Karen A. Miller (since May, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

      -- Lawrence R. Solomon (since May, 2000). Mr. Solomon is a Senior Vice President of Capital International Research, Inc. He also serves as a Director of Capital Management Services, Inc. Mr. Solomon joined the Capital Group organization in 1985.

DYNAMIC GROWTH TRUST

SUBADVISER:  Janus Capital Corporation ("Janus")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities selected for their growth potential with normally at least 50% of its equity assets in medium-sized companies.

     Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P Mid Cap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the S&P Mid Cap 400 Index will vary, but as of December 31, 2001, they ranged from approximately $225 million to $10.51 billion. Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

     The Dynamic Growth Trust may invest in foreign securities. Janus seeks companies that meet its selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Dynamic Growth Trust may invest and the portfolio may, at times, have significant foreign exposure.

     Janus generally takes a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Dynamic Growth Trust.

     The Dynamic Growth Trust may invest in special situations. A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or a differences in market supply of and demand for the security. The portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

     The Dynamic Growth Trust may also invest to a lesser degree in (a) debt securities, (b) indexed/structured securities and (c) high yield/high risk bonds (not to exceed 35% of the portfolio's assets).

Cash Positions
     When Janus believes that market conditions are unfavorable for profitable investing, or when Janus is unable to locate attractive investment opportunities, the portfolio's cash or similar investments may increase. In other words, the portfolio does not always stay fully invested in stocks and bonds. In addition, Janus may also temporarily increase the portfolio's cash position to protect its assets or maintain liquidity.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities including those of small companies. The risks of investing in equity securities and small companies are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."
 -- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B,C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 14.15% (for the quarter ended 12/31/2001) and the lowest return was -32.20% (for the quarter ended 12/31/2000).

[PERFORMANCE GRAPH]

2001                                                          -40.2%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 Dynamic Growth Trust-Series I                                 -40.24%     N/A      -43.87%     05/01/2000
 Russell Midcap Growth Index(A)                                -20.15%     N/A      -23.18%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.
(C)As of February 1, 2002, Jonathan Coleman took over management responsibilities of the Janus Dynamic Growth Trust.

SUBADVISER AND PORTFOLIO MANAGERS
     Janus manages the Dynamic Growth Trust. Janus, with offices at 100 Fillmore Street, Denver, Colorado 80206-4928, currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Stilwell Financial Inc. ("Stilwell") owns approximately 98% of the outstanding voting stock of Janus and is a publicly traded holding company with principal operations in financial asset management businesses. As of December 31, 2001, Janus had approximately $182.5 billion in assets under management.

     The Portfolio Manager is:

      -- Jonathan Coleman (since February, 2002). Mr. Coleman, Portfolio Manger, joined Janus in 1994. Mr. Coleman was a research analyst with Janus Capital from 2000 through 2002. From 1997 through 2000, he co-managed the Janus Venture Fund. Mr. Coleman, a Chartered Financial Analyst, holds a bachelor's degree from Williams College where he was a member of Phi Beta Kappa.

MID CAP GROWTH TRUST

SUBADVISER:  INVESCO Funds Group, Inc. ("INVESCO")

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests primarily in common stocks of mid-sized companies - those with market capitalizations between $2.5 billion and $15 billion at the time of purchase

     The Mid Cap Growth Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Mid-Cap Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase. The scope of the Index varies with market performance of the companies in the Index. At January 31, 2002, the smallest company in the Index had a market capitalization of $173 million and the largest had a market capitalization of $16 billion.

     The portfolio may also invest in other types of securities, including preferred stocks, convertible securities and bonds, and in the securities of smaller companies. The portfolio's core investments are securities of established companies that INVESCO believes are leaders in attractive growth markets and have a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth driven by product cycles, favorable industry or sector conditions and other factors that INVESCO believes will lead to rapid sales or earnings growth.

     INVESCO uses a bottom-up investment style in managing the Mid Cap Growth Trust, focusing on analysis of company fundamentals and growth prospects. In addition, the portfolio's strategy relies on many short-term factors, including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions.

     The Mid Cap Growth Trust may invest up to 25% of its assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Securities of Canadian issuers and ADRs are not subject to this percentage limitation.

     The Mid Cap Growth Trust may also invest to a limited extent in: (a) fixed income securities, (b) lower rated fixed income securities (c) U.S. Government Securities, (d) illiquid securities, (e) ADRs, (f) repurchase agreements and (g) securities of other investment companies. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

     The Mid Cap Growth Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in fixed-income securities (including investment grade fixed-income securities in the lowest rating category). The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

Performance(B)
Performance is not provided for the Mid Cap Growth Trust since it commenced operations in May, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     INVESCO was founded in 1932 and, as of December 31, 2001, managed 46 INVESCO mutual funds having combined assets of more than $29 billion. INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company based in London. Through its subsidiaries, AMVESCAP PLC engages in the investment management business on an international basis and, as of December 31, 2001, managed more than $397.9 billion in assets worldwide. INVESCO is located at 4350 South Monaco Street, Denver, Colorado 80237.

     The Portfolio Managers are:

      -- Timothy J. Miller (since May, 2001). Mr. Miller, Chief Investment Officer and a director and senior vice president of INVESCO, is the lead portfolio manager of the Mid Cap Growth Trust. Before joining INVESCO in 1992, he was a portfolio manager with Mississippi Valley Advisors in St. Louis. Mr. Miller is a Chartered Financial Analyst and holds an MBA from the University of Missouri - St. Louis and a BSBA from St. Louis University.

MID CAP OPPORTUNITIES TRUST

SUBADVISER:  Putnam Investment Management, L.L.C. ("Putnam")

INVESTMENT OBJECTIVE:  To seek capital appreciation

INVESTMENT STRATEGIES: The portfolio invests under normal market conditions, primarily in common stocks and other equity securities of U.S. mid-size companies, with a focus on growth stocks.

     The Mid Cap Opportunities Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of U.S. mid-size companies. Putnam intends to focus on growth stocks. "Growth stocks" are stocks issued by companies believed by Putnam to be fast-growing and likely to increase earnings over time.

     In selecting growth stocks, Putnam considers, among other factors, a company's financial strength, competitive position in the industry, projected future earnings, cash flows and dividends.

     The Mid Cap Opportunities Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     The Mid Cap Opportunities Trust may also invest to a limited extent in: (a) fixed income securities, (b) lower rated fixed income securities, (c) U.S. Government Securities, (d) floating rate and variable rate demand notes, (e) zero coupon bonds and PIK bonds, (f) hybrid instruments, and (g) futures contracts, forward contracts, swaps and related options. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

     The Mid Cap Opportunities Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Mid Cap Opportunities Trust may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash, money market instruments (including repurchase agreements) or any other securities considered by Putnam to be consistent with defensive strategies. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio
      -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
      -- The portfolio invests in equity securities of small and medium-sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
      -- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)
Performance is not provided for the Mid Cap Opportunities Trust since it commenced operations in May, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     Putnam has been managing mutual funds since 1937 and is one of America's oldest and largest money management firms. Putnam serves as the investment manager for the funds in the Putnam family of funds. Putnam and its affiliates manage over $315 billion in assets as of December 31, 2001. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

     The Portfolio Manager is:

      -- Eric M. Wetlaufer (since May, 2001). Mr. Wetlaufer is a Managing Director of Putnam. Prior to joining Putnam in 1997, he was a portfolio manager with Cadence Capital Management. Mr. Wetlaufer is assisted by the Putnam Mid Cap Equity Team.

MID CAP STOCK TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities of mid-sized companies with significant capital appreciation potential.

     Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The Trust tends to invest in companies whose capitalization is similar to the market capitalization of companies in the Russell Mid Cap Index.

     Wellington Management's investment approach while based primarily on proprietary fundamental analysis, may also be shaped by secular and industry themes. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, earnings and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management teams), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The Mid Cap Stock Trust may invest up to 10% of its assets in foreign securities.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- To the extent that the portfolio emphasizes a mid-capitalization growth style, the portfolio may underperform in markets that favor other styles.

Performance B(B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.74% (for the quarter ended 12/31/2001) and the lowest return was -23.64% (for the quarter ended 3/31/2001).

[PERFORMANCE GRAPH]

2000                                                           -4.0%
2001                                                          -11.0%

                                                                 One      Five      Ten      Date First
                                                                Year      Years    Years     Available
 Mid Cap Stock Trust-Series I                                  -10.99%     N/A     -5.43%    05/01/1999
 Russell Midcap Growth Index(A)                                -20.15%     N/A     -0.53%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. As of December 31, 2001, Wellington Management had investment management authority with respect to approximately $311.4 billion of client assets. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     The Portfolio Manager is:

      -- Michael Carmen (since April, 2000). Mr. Carmen, Vice President of Wellington Management, joined Wellington Management in 1999 as an equity portfolio manager. Prior to joining Wellington Management, Mr. Carmen was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996). He is a Chartered Financial Analyst.

ALL CAP GROWTH TRUST
(formerly, the Mid Cap Growth Trust)

SUBADVISER:  A I M Capital Management, Inc. ("AIM")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio seeks to achieve this investment objective by investing its assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

     The All Cap Growth Trust's portfolio is primarily comprised of securities of two basic categories of companies:

      -- "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and
      -- "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

     The All Cap Growth Trust may also purchase the common stocks of foreign companies. It is not anticipated, however, that foreign securities will constitute more than 20% of the value of the portfolio. American Depository Receipts ("ADRs") and European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities and included in this 20% limitation.

Use of Hedging and Other Strategic Transactions
     The All Cap Growth Trust may:

      --   purchase and sell stock index futures contracts,
      -- purchase options on stock index futures as a hedge against changes in market conditions,
      -- purchase and sell futures contracts and purchase related options in order to hedge the value of its portfolio against changes in market conditions,
      -- write (sell) covered call options (up to 25% of the value of the portfolio's net assets),
      -- foreign exchange transactions to hedge against possible variations in foreign exchange rates between currencies of countries in which the portfolio is invested including: the direct purchase of sale of foreign currency, the purchase or sale of options on futures contract with respect to foreign currency, the purchase or sale of forward contracts, exchange traded futures contracts and options of futures contracts.

     See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A,D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 36.09% (for the quarter ended 12/31/1999) and the lowest return was -24.07% (for the quarter ended 9/30/2001).

[PERFORMANCE GRAPH]

1997                                                           15.3%
1998                                                           28.3%
1999                                                           44.7%
2000                                                          -10.8%
2001                                                          -23.8%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 All Cap Growth Trust Series I                                 -23.77%    7.79%      7.88%      03/04/1996
 Russell 3000 Growth Index(B)                                  -19.63%    7.72%      9.33%
 Combined Index(BC)                                            -19.63%    5.19%      6.36%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)The Combined Index is a blend of the Russell Mid Cap Growth Index since inception until November 30, 1999, and the performance of the Russell 3000 Growth Index from December 1, 1999 and thereafter. The Combined Index was prepared by the adviser using Ibbotson Associates Software and Data. The Russell 3000 Growth Index was added to reflect a change in investment policy effective December 1, 1999. The Combined Index was added to provide a more accurate comparison of performance.
(D)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

     Capital Management, Inc., ("AIM"). AIM manages the All Cap Growth Trust. AIM is an indirect wholly owned subsidiary of AIM Management Group Inc., whose principal business address is 11 Greenway Plaza, Houston, Texas 77046. AIM Management Group, Inc. founded in 1976, is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     AIM, and/or its affiliates is the investment adviser for mutual funds, separately managed accounts, such as corporate and municipal pension plans, charitable institutions and private individuals. AIM and its affiliates managed over $158 billion of assets as of December 31, 2001.

     The Portfolio Managers are:

      -- David P. Barnard (since May, 1999). Mr. Barnard is vice president of AIM and a senior portfolio manager. He is involved in managing several of the AIM funds, including the AIM Aggressive Growth Fund and the AIM Constellation Fund. Mr. Barnard joined AIM in 1982.

      -- Ryan E. Crane (since December, 2000). Mr. Crane is a portfolio manager with AIM. Mr. Crane joined AIM in 1994 as a portfolio administrator and in 1995 was promoted to equity analyst focusing on small capitalization companies. He became a senior analyst in 1997 and was promoted to his current position in 1999. He is a Chartered Financial Analyst.

      -- Robert M. Kippes (since May, 1999). Mr. Kippes is vice president of AIM and senior portfolio manager for several of the AIM funds, including the AIM Aggressive Growth Fund and the AIM Constellation Fund. Mr. Kippes also serves as head of AIM's Small/Mid Cap Growth investment management unit. Mr. Kippes joined AIM in 1989 as a research assistant. In 1992 he was named head of equity research and portfolio manager. In 1994 he was promoted to his current position.

      -- Jay K. Rushin (since December, 2000). Mr. Rushin is a portfolio manager with AIM and is involved in the management of several of the AIM funds including the AIM Aggressive Growth Fund, the AIM Constellation Fund, and the AIM Global Aggressive Growth Fund. Mr. Rushin joined AIM as a portfolio administrator.

      -- Kenneth A. Zschappel (since May, 1999). Mr. Zschappel is assistant vice president and senior portfolio manager of AIM. He is involved in managing several of the AIM funds, including the AIM Aggressive Growth Fund and the AIM Constellation Fund. Mr. Zschappel joined AIM in 1990 and in 1992 became a portfolio analyst for equity securities, specializing in technology and health care. He was elected investment officer of AIM in 1995.

FINANCIAL SERVICES TRUST

SUBADVISER:  Davis Advisors ("Davis")

INVESTMENT OBJECTIVE:  To seek growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in common stocks of financial services companies. During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

     Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The portfolio may also invest in other equity securities and in foreign and fixed income securities.

     Davis uses the Davis investment philosophy in managing the Financial Services Trust's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for banking and financial services companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

     --   First-class management                        --   Proven record as an acquirer
     --   Management ownership                          --   Strong balance sheet
     --   Strong returns on capital                     --   Competitive products or services
     --   Lean expense structure                        --   Successful international operations
     --   Dominant or growing market share in a         --   Innovation
          growing market

     The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Financial Services Trust may place any portion of its assets in:

      -- money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);
      --   securities of other investment companies (or companies exempted under
           Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act.; and
      --   cash.

     When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio concentrates its investments in securities of companies engaged in the financial services industries, a comparatively narrow segment of the economy, and may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, a portfolio which concentrates its investments in a particular sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that sector. The risks of investing in the banking and financial services industries are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)
Performance is not provided for the Financial Services Trust since it commenced operations in May, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     Davis Advisors ("Davis") was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. As of December 31, 2001, Davis managed assets of more than $40 billion. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

     The Portfolio Managers are:

      -- Christopher C. Davis (since May, 2001). Mr. Davis, Chairman and Chief Executive Officer of Davis and a director and Chief Executive Officer, president or vice president of each of the Davis Funds, is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. He has served as a portfolio manager with Davis since 1995.

      -- Kenneth Charles Feinberg (since May, 2001). Mr. Feinberg is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. Since joining Davis in 1992, he has co-managed other equity funds advised by Davis and has also served as a research analyst.

OVERSEAS TRUST

SUBADVISER:  Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE:  To seek growth of capital.

INVESTMENT STRATEGIES: The portfolio normally invests at least 80% of its net assets in non-U.S. securities (primarily common stocks). FMR relies on fundamental analysis of each issuer and may also invest across different countries and regions.

     FMR normally invests at least 80% of the portfolio's assets in non-U.S. securities. FMR normally invests the portfolio's assets primarily in common stocks.

     The portfolio normally diversifies its investments across different countries and regions. In allocating the portfolio's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

     In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors include growth potential, earnings estimates, and management.

     FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the portfolio may not achieve its objective.

Temporary Defensive Investing
     The portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in foreign equity securities. The risks of investing in equity securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A,C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 25.75% (for the quarter ended 12/31/1999) and the lowest return was -20.76% (for the quarter ended 9/30/1998).

[PERFORMANCE GRAPH]

1995                                                              7%
1996                                                           12.6%
1997                                                           -0.1%
1998                                                              8%
1999                                                           40.5%
2000                                                          -18.7%
2001                                                          -21.1%

                                                                 One       Five      Life of     Date First
                                                                Year      Years     Portfolio    Available
 Overseas Trust Series I(A)                                    -21.10%    -0.55%      2.30%      01/09/1995
 MSCI EAFE Index(B)                                            -21.21%     1.17%      3.33%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     FMR has served as the portfolios' subadviser since May 1, 2001 when it assumed responsibility from Fidelity Management Trust Company as subadviser to the portfolios listed above. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2001, FMR and its affiliate, FMR Co., Inc, had approximately $612 billion in discretionary assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

     Beginning May 1, 2001, FMR Co., Inc. (FMRC) serves as sub-subadviser for the portfolios listed above. FMRC will be primarily responsible for choosing investments for the portfolios. FMRC is a wholly-owned subsidiary of FMR.

     The Portfolio Manager is:

      -- Richard R. Mace, Jr. (since May, 1999). Mr. Mace joined FMR in 1987, FMRC in 2001 and has worked as an analyst and manager. Mr. Mace also manages Fidelity Advisor Overseas Fund.

INTERNATIONAL STOCK TRUST

SUBADVISER:  T. Rowe Price International, Inc. ("T. Rowe International")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in common stocks of established, non-U.S. companies. Geographic diversification will be wide, including both developed and emerging markets. The portfolio invests in at least three countries outside the United States. Stocks of companies of any size may be purchased, but the focus will typically be on larger, and to a lesser extent, medium-sized companies.

     Under normal market conditions, the International Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks. However, the portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the portfolio's investment objectives and program. The portfolio will not purchase any debt security which at the time of purchase is rated below investment grade ("B" or below by Moody's or "BB" or below by Standard & Poor's or comparable unrated securities). However, the portfolio may retain a security which is downgraded to below investment grade after purchase. Under normal market conditions, the portfolio's investment in securities other than stocks, is limited to no more than 20% of total assets. The International Stock Trust will hold a certain portion of its assets in

U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. This reserve position provides flexibility in meeting redemptions, requests and expenses, and the timing of new investments.

     T. Rowe International blends a "bottom-up" approach, based on its fundamental research, with an awareness of the global economic backdrop and T. Rowe International's outlook for industry sectors and individual countries. A company's prospects for achieving and sustaining above-average, long-term earnings growth is generally T. Rowe International's primary focus. However, valuation factors, such as price/earnings, price/cash flow, and price/book value are also important considerations.

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     It is expected that the portfolio's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based.

     In determining the appropriate distribution of investments among various countries and geographic regions, T. Rowe International ordinarily considers the following factors:

      --   prospects for relative economic growth between foreign countries;
      --   expected levels of inflation;
      --   government policies influencing business conditions;
      --   the outlook for currency relationships; and
      -- the range of individual investment opportunities available to international investors.

     In analyzing companies for investment, T. Rowe International ordinarily looks for one or more of the following characteristics:

      --   leading market positions;
      --   attractive business niche;
      --   seasoned management;
      --   strong franchise or monopoly;
      --   technical leadership or proprietary advantages;
      -- earnings growth and cash flow sufficient to support growing dividends; and
      --   healthy balance sheet with relatively low debt.

     The International Stock Trust may purchase the securities of certain foreign investment portfolios or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the International Stock Trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such passive foreign investment companies. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years will not be recognized. Such gains will be considered ordinary income, which the portfolio will be required to distribute even though it has not sold the security.

     The portfolio may also invest a limited amount in fixed income securities. The risks of investing in these securities are set forth above under "Risks of Investing in Certain Types of Securities." Because the portfolio will only invest a limited amount in fixed income securities, the risks associated with these securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the International Stock Trust may invest all or a significant portion of its assets in:

      -- U.S. Government and corporate debt obligations rated investment grade or above (or comparable unrated securities);

      -- U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less; and
      -- shares of the T. Rowe Price Reserve Investment Fund, an internal T. Rowe Price money market fund that was established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of
           T. Rowe Price and T. Rowe International.

     When the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions
     The International Stock Trust may also engage in a variety of investment management practices, such as buying and selling futures and options and engaging in foreign currency exchange contracts. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The Statement of Additional Information contains a more complete description of such instruments and the risks associated therewith.

     The International Stock Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Portfolio
     The portfolio invests primarily in foreign equity securities including securities of companies in emerging markets. This and other risks of investing in foreign securities and equity securities are set forth below under "Risks of Investing in Certain Types of Securities." Because the portfolio may invest in foreign securities in emerging markets, an investment in the portfolio will be riskier than a portfolio that only invests in developed foreign countries. To the extent the portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Performance(A, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 23.58% (for the quarter ended 12/31/1999) and the lowest return was -14.89% (for the quarter ended 09/30/2001).

[PERFORMANCE GRAPH]

1997                                                            1.4%
1998                                                           14.9%
1999                                                           29.7%
2000                                                          -16.6%
2001                                                          -21.5%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 International Stock Trust Series I                            -21.54%     N/A      -0.22%      01/01/1997
 MSCI EAFE Index(B)                                            -21.21%     N/A       1.17%

(A)Since June 1, 2000, a portion of the International Stock Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     T. Rowe Price International, Inc. ("T. Rowe International") (and its predecessor Rowe Price-Fleming International, Inc.) has been the subadviser to the International Stock Trust since December 1996. T. Rowe International is an indirect subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. T. Rowe International is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe International has offices in Baltimore, London, Tokyo, Hong Kong, Paris, Singapore and Buenos Aires. As of December 31, 2001, T. Rowe International had approximately $24.4 billion of assets under management.

     A committee of T. Rowe Price International investment personnel has day-to-day responsibility for managing the portfolio and developing and executing the portfolio's investment program.

INTERNATIONAL VALUE TRUST

SUBADVISER:  Templeton Investment Counsel, LLC ("Templeton")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity securities of companies located outside the U.S., including in emerging markets.

     Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The portfolio also invests in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the portfolio generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Debt securities include bonds, notes and debentures.

     Templeton's investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, Templeton will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measure, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Use of Hedging and Other Strategic Transactions
     The International Value Trust does not currently intend to use any of the investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities of companies located outside the United States. The risks of investing in equity securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest up to 25% of its assets in debt (fixed income) securities including foreign debt securities. The risks of investing in fixed income securities and in foreign securities is set forth below under "Risks of Investing in Certain Types of Securities." Because the portfolio has a 25% limit on debt securities, these risks will not affect the portfolio to the same degree as the risks of foreign equity securities.

Performance(B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.97% (for the quarter ended 12/31/2001) and the lowest return was -15.18% (for the quarter ended 09/30/2001).

[PERFORMANCE GRAPH]

2000                                                           -6.5%
2001                                                          -10.0%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 International Value Trust Series I                             -9.97%     N/A      -4.91%      05/01/1999
 MSCI EAFE Index(A)                                            -21.21%     N/A      -7.29%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B) Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     Templeton, located at 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33716, has been in the business of providing investment advisory services since 1954. As of December 31, 2001, Templeton and its affiliates manage over $266 billion in assets. Templeton Investment is an indirect wholly owned subsidiary of Franklin Resources, Inc.

     The Portfolio Managers are:

Lead Portfolio Manager

      -- Gary R. Clemens (since May, 1999). Mr. Clemens is a Senior Vice President of Templeton. He joined the Franklin Templeton Group in 1990.

The following individual has secondary portfolio management responsibilities:

      -- Edgerton Scott, III (since May, 1999). Mr. Scott is Vice President of Templeton. He joined the Franklin Templeton Group in 1996. Prior to joining Franklin Templeton, Mr. Scott served as an investment analyst for the Portola Group and Aeltus Investment Management. He is a Chartered Financial Analyst.

CAPITAL APPRECIATION TRUST

SUBADVISER:  Jennison Associates LLC ("Jennison")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests at least 65% of the portfolio's total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that Jennison believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

     Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Jennison seeks to invest in companies that experience some or all of the following: (i) above average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

     Securities in which the Capital Appreciation Trust invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them. Therefore, the portfolio is not likely to receive significant dividend income on its portfolio securities.

     In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the Capital Appreciation Trust invests include: (i) American Depository Receipts (ADRs);
(ii) warrants and rights that can be exercised to obtain stock; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) real estate investment trusts (REITS) and similar securities. (Convertible securities are securities - like bonds, corporate notes and preferred stocks - that the portfolio can convert into the company's common stock or some other equity security.)

     The Capital Appreciation Trust may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term.) These securities often are not widely known and favorably valued.

     In addition to the principal strategies discussed above, the Capital Appreciation Trust may also use the following investment strategies to attempt to increase the portfolio's return or protect its assets if market conditions warrant:

     1. The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term.) These securities often are not widely known and favorably valued.

     2. The portfolio may make short sales of a security including short sales "against the box."

     3. The portfolio may invest up to 20% of the portfolio's total asset in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares are not considered to be foreign securities.)

     4. The portfolio may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.

     5. The portfolio may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass through securities and stripped mortgage backed securities.

     6. The portfolio may invest in fixed-income securities rated investment-grade (Baa or higher by Moody's Investor Service, Inc. or BBB or higher by Standard & Poor's Ratings Group or the equivalent rating by another rating service.) These include corporate debt and other debt obligations of U.S. and foreign issuers. The portfolio may invest in obligations that are not rated, but that the Jennison believes are of comparable quality to these obligations.

     7.  The portfolio may invest in repurchase agreements.

     Jennison considers selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 16.38% (for the quarter ended 12/31/2001) and the lowest return was -15.61% (for the quarter ended 9/30/2001).

[PERFORMANCE GRAPH]

2001                                                          -18.4%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 Capital Appreciation Trust Series I                           -18.41%     N/A      -24.94%     11/01/2000
 Russell 1000 Growth Index(A)                                  -20.42%     N/A      -30.24%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.
(C)Since November, 2000 a portion of the Capital Appreciation Trust expenses were reimbursed. If such expenses had nor been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS
     Jennison, 466 Lexington Avenue, New York, New York 10017, is a Delaware limited liability company and has been in the investment advisory business since 1969 (includes its predecessor, Jennison Associates Capital Corp.). Prudential Financial, Inc. indirectly, through wholly-owned subsidiaries, Prudential Asset Management Holding Company (PAMHC) and PAMHC's wholly-owned subsidiary, Prudential Investment Management, Inc. (formerly known as The Prudential Investment Corporation), owns 100% of Jennison. As of December 31, 2001, Jennison had approximately $62 billion in assets under management.

     The Portfolio Managers are:

      -- Kathleen A. McCarragher (since November, 2000). Ms. McCarragher joined Jennison in 1998 and is a Director and Executive Vice President at Jennison. She is also Jennison's Domestic Equity Investment Strategist. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University Graduate School of Business Administration.

      -- Michael A. Del Balso (since November, 2000). Mr. Del Balso joined Jennison in 1972 and is currently a Director and Executive Vice President at Jennison. He is also Jennison's Director of Equity Research. Mr. Del Baslo is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of the New York Society of Security Analysts.

      -- Spiros Segalas (since November, 2000). Mr. Segalas was a founding director of Jennison in 1969 and is currently a Director, President and Chief Investment Officer at Jennison. He received his B.A. from Princeton University and is a member of the New York Society of Security Analysts.

STRATEGIC OPPORTUNITIES TRUST

SUBADVISER:  Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE:  To seek growth of capital. Although current income is a secondary objective, growth of income may accompany growth of capital.

INVESTMENT STRATEGIES: The portfolio normally invests primarily in common stocks. Portfolio securities are selected based on computer-aided quantitative analysis supported by fundamental analysis of each issuer. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

     FMR normally invests the portfolio's assets primarily in common stocks.

     FMR may invest up to 20% of the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

     In buying and selling securities for the portfolio, FMR uses a disciplined approach that involves computer-aided, quantitative analysis supported by fundamental analysis. FMR's computer models systematically review thousands of stocks, using data such as historical earnings, dividend yield, earnings per share, and other quantitative factors. Then, the issuers of potential investments are analyzed further using fundamental factors such as growth potential, earnings estimates, and financial condition.

     FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types.

     FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the portfolio may not achieve its objective.

Temporary Defensive Investing
     The portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may also invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, E)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     During the time period shown in the bar chart, the highest quarterly return was 19.51% (for the quarter ended 12/31/1998) and the lowest return was -27.33% (for the quarter ended 09/30/2001).

[PERFORMANCE GRAPH]

1992                                                            7.9%
1993                                                           16.3%
1994                                                           -0.5%
1995                                                           42.8%
1996                                                           20.1%
1997                                                           19.3%
1998                                                            9.4%
1999                                                           27.8%
2000                                                           -6.4%
2001                                                          -15.3%

                                                                 One      Five     Ten     Date First
                                                                Year     Years    Years    Available
 Strategic Opportunities Trust Series I(A)                     -15.25%    5.75%   10.97%   06/18/1985
 Russell 3000 Index(B)                                         -11.46%   10.14%   12.65%
 Russell Midcap Index(C)                                        -5.62%   11.40%   13.58%
 Combined Index(D)                                              -9.34%   10.51%   13.13%

(A)Effective December 13, 1991, the portfolio changed its subadviser. Performance reflects results prior to this change.
(B)The portfolio's performance is compared against the Russell 3000(R) Index, instead of the Russell Mid Cap Index, due to changes in the portfolio's subadviser and benchmark as of May 1, 2001.
(C)The Russell 3000 Index was added to more accurately reflect the investment objective of the Trust.
(D)The Combined Index represents the performance of the Russell Midcap Index through April 30, 2001, and the performance of the Russell 3000 Index from May 1, 2001 and thereafter.
(E)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     Fidelity Management & Research Company ("FMR") has served as the portfolio's subadviser since May 1, 2001 when it assumed responsibility from Fidelity Management Trust Company as subadviser to the portfolios listed above. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2001, FMR and its affiliate, FMR Co., Inc, had approximately $612 billion in discretionary assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

     Beginning May 1, 2001, FMR Co., Inc. (FMRC) serves as sub-subadviser for the portfolio. FMRC will be primarily responsible for choosing investments for the portfolio. FMRC is a wholly-owned subsidiary of FMR.

     The Portfolio Manager is:

      -- Bahaa Fam (since August, 1999). Mr. Fam is vice president and portfolio manager for FMRC. Since joining FMR in 1994, Mr. Fam has worked as a senior quantitative analyst and portfolio manager. Prior to joining FMRC in 2001 and FMR in 1994, Mr. Fam was Managing Director and consulting scientist for the MITRE Corporation.

QUANTITATIVE MID CAP TRUST

SUBADVISER:  Manufacturers Adviser Corporation ("MAC")

INVESTMENT OBJECTIVE:  To seek long-term capital growth.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants. The portfolio may also invest up to 20% of its assets in large-cap stocks, convertible preferred stocks, convertible bonds and warrants in an effort to reduce overall portfolio volatility and increase performance.

     Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Market capitalization is defined according to Morningstar U.S. as follows: Based on a universe of the 5000 largest stocks in the U.S., the top 5% of the universe are large cap, the next 15% mid cap, and the bottom 80% are classified as small cap. Using this definition, as of 3/31/02, the largest company in the mid-cap universe was about $10 billion and the smallest about $1 billion.

     MAC uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis performed by the portfolio manager and MAC's equity research analysts. The equity research analysts use fundamental analysis to identify mid-cap and large-cap securities with strong industry position, leading market share, proven management and a strong balance sheet. The analysts then rank all such securities based on financial attributes (including earnings, growth and momentum) using quantitative analysis. Securities at the top of this ranking may be purchased by the portfolio.

     The Quantitative Mid Cap Trust may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

     The Quantitative Mid Cap Trust may also invest to a limited extent in fixed income securities including money market instruments.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities, especially mid-cap equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities -- Equity Securities" and "Risks of Investing in Certain Types of Securities -- Small and Medium Size Companies."
 -- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

Performance(B)
Performance is not provided for the Quantitative Mid Cap Trust since it commenced operations in May, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     MAC is a Colorado corporation. Its principal business at the present time is to provide investment management services to the portfolios listed above. MAC is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Funds Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of December 31, 2001, MAC together with Manulife Financial had approximately $89.3 billion of assets under management.

     The Portfolio Managers are:

      -- Mark Schmeer (since May, 2001). Mr. Schmeer joined MAC in 1996. He is Vice President and Managing Director of North American Equities at Manulife Financial. Prior to 1996, Mr. Schmeer was Vice President of Sun Life Investment Management, where he served from 1993 to 1996. He is a Chartered Financial Analyst, and graduated from Boston College with an MA in Economics.

      -- Rhonda Chang (since May, 2001). Ms. Chang joined MAC in 1996. She is Assistant Vice President and Portfolio Manager of U.S. Equities at Manulife Financial. Prior to joining Manulife Financial in 1994, Ms. Chang was an investment analyst with AIG Global Investors. She is a Chartered Financial Analyst and graduated from York University with an MBA.

GLOBAL EQUITY TRUST

SUBADVISER:  Putnam Investment Management, L.L.C. ("Putnam")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Under normal market conditions, the portfolio will invest in at least three different countries, including the U.S.

     Putnam looks for companies with stock prices that it believes reflect a lower value than the value Putnam places on the business and for factors that it believes will cause the stock price to increase toward that latter value. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies.

     To determine whether a company is located in a particular country, Putnam looks at the following factors:

      --   where the company's securities trade;
      --   where the company is located or organized; or
      --   where the company derives its revenues or profits.

     In selecting portfolio securities to buy and sell, Putnam considers, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

     The Global Equity Trust will invest in foreign securities (including emerging market securities) and will have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     The Global Equity Trust may also invest in preferred stock, convertible securities and debt securities and may engage in a variety of transactions involving futures, options, warrants and swap contracts. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

     The Global Equity Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Equity Trust may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash, money market instruments (including repurchase agreements) or any other securities considered by Putnam to be consistent with defensive strategies. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in equity securities of small and medium-sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 16.79% (for the quarter ended 12/31/1998) and the lowest return was -16.96% (for the quarter ended 09/30/2001).

[PERFORMANCE GRAPH]

1992                                                           -0.7%
1993                                                           32.9%
1994                                                            1.7%
1995                                                            7.7%
1996                                                           12.6%
1997                                                           20.8%
1998                                                           12.2%
1999                                                            3.7%
2000                                                           12.2%
2001                                                          -16.1%

                                                                 One      Five       Ten      Date First
                                                                Year      Years     Years     Available
 Global Equity Trust Series I                                  -16.09%    5.76%      7.97%    03/18/1988
 MSCI World Index                                              -16.52%    5.74%      8.52%

(A)Effective October 1, 1996 and April 30, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     Putnam has been managing mutual funds since 1937 and is one of America's oldest and largest money management firms. Putnam serves as the investment manager for the funds in the Putnam family of funds. Putnam and its affiliates manage over $315 billion in assets as of December 31, 2001. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

     The Portfolio Manager is:

      -- Paul Warren (since May, 2001). Mr. Warren is Managing Director, Director of the Global Core Equity product team at Putnam. Prior to joining Putnam in 1997, he was Director, Market Specialist for Japan for IDS Fund Management/Pilgrim Baxter Asia LLC.

           Paul Warren is assisted by the Putnam Global Core Equity Team.

STRATEGIC GROWTH TRUST

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which MFS believes offer superior prospects for growth. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented portfolios (such as the Strategic Growth Trust) that it advises. This means that securities are selected based upon fundamental analysis (such as an analyst of earnings, cash flows, competitive position and managements' abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts.

     In managing the portfolio, MFS seeks to purchase securities of companies which MFS considers well-run and poised for growth. MFS look particularly for companies which demonstrate:

      --   a strong franchise, strong cash flows and a recurring revenue stream
      -- a solid industry position, where there is potential for high profit margins - substantial barriers to new entry in the industry

      --   a strong management team with a clearly defined strategy
      --   a catalyst which may accelerate growth

     The portfolio may invest in foreign securities, including depositary receipts, dollar denominated foreign debt securities and emerging market securities, through which it may have exposure to foreign currencies.

     The Strategic Growth may also invest to a limited extent in: (a) fixed income securities, (c) U.S. Government Securities, (d) variable and floating rate obligations, (e) zero coupon bonds, deferred interest bonds and PIK bonds,
(f) investment companies, (g) restricted securities, (h) short sales and short sales against the box, (i) indexed securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

     The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio invests extensively in the securities of companies which the subadviser believes are poised for growth. The price of such securities in certain economic, political or market conditions may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index).
 -- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in securities traded in the over-the-counter markets which involves risks in addition to those associated with transaction in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The value of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

Performance
Performance is not provided for the Strategic Growth Trust since it commenced operations in May, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (an insurance company). Net assets under the management of the MFS organization were approximately $141 billion as of December 31, 2001. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     The Portfolio Manager is:

      -- S. Irfan Ali (since May, 2001). Mr. Ali is a Senior Vice President of MFS and has been employed by MFS since 1993. Mr. Ali has managed the MFS Strategic Growth Fund since 1999.

GROWTH TRUST

SUBADVISER:  SSgA Funds Management, Inc. ("SSgA")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

     In selecting securities for the portfolio, SSgA uses independent investment perspectives, such as value and growth, to identify securities that are undervalued and have superior growth potential. The portfolio is constructed to take advantage of those securities with the greatest investment potential while seeking to minimize risk by maintaining portfolio characteristics similar to the large capitalization growth segment of the U.S. equity market, as measured by the Russell 1000 Growth Index.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Growth Trust may invest all or a portion of its assets in bonds, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions
     The Growth Trust may purchase and sell futures contracts. See "Hedging and Other Strategic Transactions" for further information on these strategies.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 23.59% (for the quarter ended 12/31/1999) and the lowest return was -24.41% (for the quarter ended 3/31/2001).

[PERFORMANCE GRAPH]

1997                                                           25.4%
1998                                                             24%
1999                                                           37.2%
2000                                                          -27.3%
2001                                                          -21.4%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 Growth Trust Series I                                         -21.36%    4.04%      5.61%      07/15/1996
 Russell 1000 Growth Index(B)                                  -20.42%    8.27%      9.34%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(C)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     SSgA, located at Two International Place, Boston, Massachusetts 02110, is one of the State Street Global Advisors companies which constitutes the investment management business of State Street Corporation. SSgA has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which will, as a result of a change in federal law, be succeeding to most or all of the registered investment company business of SSgA in May 2001. As of December 31, 2001, SSgA had approximately $785 billion in assets under management. SSgA is a subsidiary of State Street Corporation.

     The Portfolio is managed by committee.

LARGE CAP GROWTH TRUST

SUBADVISER:  Fidelity Management & Research Company ("FMR")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: FMR normally invests at least 80% the portfolio's assets in securities (primarily common stocks) of companies with large market capitalizations. Portfolio securities are selected based on the fundamental analysis of each issuer. Investments may include domestic and foreign issuers, and growth or value stocks or a combination of both.

     FMR normally invests at least 80% of the portfolio's assets in securities of companies with large market capitalizations. FMR normally invests the portfolio's assets primarily in common stock. Although a universal definition of large market capitalization companies does not exist, FMR generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500(R) or the Russell 1000(R). A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the portfolio's investment. Companies whose capitalization is below this level after purchase continue to be considered to have a large market capitalization for purposes of the 80% policy. The size of the companies in each index changes with market conditions and the composition of each index.

     FMR may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

     FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

     FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the portfolio may not achieve its objective.

Temporary Defensive Investing
     The portfolio reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Use of Hedging and Other Strategic Transactions
     The Large Cap Growth Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

The portfolio may invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.83% (for the quarter ended 12/31/1999) and the lowest return was -18.72% (for the quarter ended 9/30/2001).

[PERFORMANCE GRAPH]

1992                                                            8.2%
1993                                                           10.3%
1994                                                           -0.7%
1995                                                           22.8%
1996                                                             13%
1997                                                           19.1%
1998                                                           19.1%
1999                                                           25.3%
2000                                                          -14.2%
2001                                                          -17.8%

                                                                 One      Five      Ten      Date First
                                                                Year      Years    Years     Available
 Large Cap Growth Trust Series I(A)                            -17.81%    4.61%     7.50%    08/03/1989
 Russell 1000(R) Growth Index                                  -20.42%    8.27%    10.80%
 Combined Index(B)                                             -20.42%    2.51%     6.85%

(A)Effective May 1, 1999, the portfolio changed its investment objective. Performance includes results prior to these changes.
(B)The Combined Index is comprised of 47.5% of the return of the Wilshire 5000 Index, 20% of the MSCI EAFE Index, 15% of the Lehman Brothers Aggregate Bond Index, 10% of the U.S. 90 Day T-Bill, and 7.5% of the Merrill Lynch High Yield Index since inception to April 30, 1999 and 100% return of the Russell 1000 Growth Index from May 1, 1999 and thereafter. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data.
(C)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS

     FMR has served as the portfolio's subadviser since May 1, 2001 when it assumed responsibility from Fidelity Management Trust Company as subadviser to the portfolios listed above. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2001, FMR and its affiliate, FMR Co., Inc, had approximately $612 billion in discretionary assets under management. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

     Beginning May 1, 2001, FMR Co., Inc. (FMRC) serves as sub-subadviser for the portfolio listed above. FMRC will be primarily responsible for choosing investments for the portfolio. FMRC is a wholly owned subsidiary of FMR.

     The Portfolio Manager is:

      -- Karen Firestone (since May, 1999). Ms. Firestone joined FMR 1983, FMRC in 2001 and has worked as an analyst and manager. Ms. Firestone also manages Fidelity Advisor Large Cap Fund.

ALL CAP VALUE TRUST

SUBADVISER:  The Dreyfus Corporation ("Dreyfus")

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 65% of its total assets in the stocks of value companies of any size. These are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price to-book ratios). The portfolio's investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers. It may overweight or underweight certain economic sectors relative to the Russell 1000 Value Index.

     Dreyfus uses its own research and computer models to select a core portfolio and a strategic portfolio for the All Cap Value Trust. The core portfolio consists primarily of mid- and large-capitalization value stocks with price-to-earnings ratios below the market average and projected growth rates that are competitive with the market average. The strategic portfolio, which generally represents approximately 20% of total portfolio assets, emphasizes short-selling, hedging techniques, overweighted industry and security positions, and investments in small companies, high yield debt securities and private placements. A portfolio security is typically sold when it is no longer considered a value stock, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Dreyfus' expectations.

     The All Cap Value Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

     The All Cap Value Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in the securities of small companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest up to 35% of its net assets in lower rated fixed-income securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance
Performance is not provided for the All Cap Value Trust since it commenced operations in May, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     Dreyfus was founded in 1947 and, as of December 31, 2001, managed approximately more than $185 billion in assets in over 197 mutual fund portfolios. Dreyfus is an indirect wholly-owned subsidiary, and the primary mutual fund business, of Mellon Financial Corporation, a global financial services company headquartered in Pittsburgh, Pennsylvania. Dreyfus is located at 200 Park Avenue, New York, New York 10166.

     The Portfolio Manager is:

      -- Quinn Stills (since July, 2001). Mr. Stills, Portfolio Manager. Mr. Stills joined the Boston Company Asset Management, LLC (the "Boston Company"), an affiliate of The Dreyfus Corporation, as a portfolio manager in 1990. He became a dual employee of the Dreyfus Corporation and The Boston Company in 1996.

CAPITAL OPPORTUNITIES TRUST

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented portfolios (such as the Capital Opportunities Trust) that it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts.

     The Capital Opportunities Trust may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include Brady bonds and depositary receipts.

     The Capital Opportunities may also invest to a limited extent in: (a) fixed income securities, (b) lower rated fixed income securities (up to 15% of net assets), (c) U.S. Government Securities, (d) variable and floating rate obligations, (e) zero coupon bonds, deferred interest bonds and PIK bonds, (f) closed end funds, (g) restricted securities, (h) short sales against the box. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

     The Capital Opportunities Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Capital Opportunities Trust may place any portion of its assets in:

      -- money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities), and
      --   cash.

     When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions
     The Capital Opportunities Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" (except swaps and related derivative instruments).

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in securities traded in the over-the-counter markets which involves risks in addition to those associated with transaction in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The value of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

Performance
Performance is not provided for the Capital Opportunities Trust since it commenced operations in May, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (an insurance company). Net assets under the management of the MFS organization were approximately $141 billion as of December 31, 2001. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     The Portfolio Manager is:

      -- Maura A. Shaughnessy (since May, 2001). Ms. Shaughnessy is a Senior Vice President of MFS and has been employed by MFS since 1991. Ms. Shaughnessy has managed the MFS Capital Opportunities Fund since 1999 and the MFS Utilities Fund since 1992.

QUANTITATIVE EQUITY TRUST

SUBADVISER:  Manufacturers Adviser Corporation ("MAC")

INVESTMENT OBJECTIVE:  To achieve intermediate- and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

INVESTMENT STRATEGIES: The portfolio invests principally in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

     MAC seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings. In selecting investments, MAC places emphasis on companies with:

      --   good financial resources,
      --   strong balance sheet,
      --   satisfactory rate of return on capital,
      --   good industry position,
      --   superior management skills, and
      --   earnings that tend to grow at above average rates.

The portfolio's investments are not limited to securities of any particular type or size of company, but high-quality growth and income stocks are emphasized.

     Investments are made primarily in securities listed on national securities exchanges, but the Quantitative Equity Trust may purchase securities traded in the United States over-the-counter market. The portfolio may purchase securities on a forward-commitment, when-issued or delayed-delivery basis.

     The Quantitative Equity Trust may invest in the following types of foreign securities:

      --   U.S. dollar denominated obligations of foreign branches of U.S.
           banks,
      -- securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market,
      --   securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ, and
      --   securities denominated in U.S. dollars but issued by non U.S. issuers and issued under U.S. Federal securities regulations (for example,
           U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency).

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Quantitative Equity Trust may place all or a portion of its assets in fixed income securities, and cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions
     The Quantitative Equity Trust does not presently use any of the investment strategies referred to under "Hedging and Other Strategic Transactions" although it is authorized to use all of them.

Principal Risks of Investing in this Portfolio
 -- MAC is assisted by computer models in determining a company's potential to provide an above average rate of return. If the computer model is not correct, the securities of the company purchased by the portfolio may not increase in value and could even decrease in value.
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest up to 100% of its assets in U.S. dollar denominated foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the risks of maintaining assets in a foreign country described in this section.

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.79% (for the quarter ended 12/31/1998) and the lowest return was -20.54% (for the quarter ended 9/30/2001).

[PERFORMANCE GRAPH]

1992                                                            6.1%
1993                                                           13.4%
1994                                                           -4.2%
1995                                                           29.2%
1996                                                           17.9%
1997                                                           29.8%
1998                                                           26.4%
1999                                                           22.3%
2000                                                            6.3%
2001                                                            -23%

                                                                 One       Five      Ten      Date First
                                                                Year      Years     Years     Available
 Quantitative Equity Trust Series I                            -22.95%    10.44%    11.18%    04/30/1987
 S&P 500 Index                                                 -11.88%    10.70%    12.93%

(A)On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     MAC is a Colorado corporation. Its principal business at the present time is to provide investment management services to the portfolios listed above. MAC is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Funds Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of December 31, 2001, MAC together with Manulife Financial had approximately $89.3 billion of assets under management.

     The Portfolio Managers are:

      -- Rhonda Chang (since May, 2001). Ms. Chang joined MAC in 1996. She is Assistant Vice President and Portfolio Manager of U.S. Equities at Manulife Financial. Prior to joining Manulife Financial in 1994, Ms. Chang was an investment analyst with AIG Global Investors. She is a Chartered Financial Analyst and graduated from York University with an MBA.

      -- Mark Schmeer (since August, 1995). Mr. Schmeer joined MAC in 1996. He is Vice President Managing Director of North American Equities at Manulife Financial. Prior to 1996, Mr. Schmeer was Vice President of Sun Life

           Investment Management, where he served from 1993 to 1996. He is a Chartered Financial Analyst, and graduated from Boston College with an MA in Economics.

BLUE CHIP GROWTH TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To provide long-term growth of capital. Current income is a secondary objective.

INVESTMENT STRATEGIES: The portfolio invests at least 80% of its total assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth.

     The Blue Chip Growth Trust invests under normal market conditions, at least 80% of its total assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth.

     In identifying blue chip companies, T. Rowe Price generally considers the following characteristics:

     Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

     Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. T. Rowe Price analysts will evaluate the depth and breadth of a company's management experience.

     Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

     T. Rowe Price evaluates the growth prospects of companies and the industries in which they operate. T. Rowe Price seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. This investment approach reflects T. Rowe Price's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings) along with a positive outlook for the overall industry will ultimately reward investors with strong investment performance. While primary emphasis is placed on a company's prospects for future growth, the portfolio will not purchase securities that, in T. Rowe Price's opinion, are overvalued considering the underlying business fundamentals. In the search for substantial capital appreciation, the portfolio looks for stocks which are attractively priced relative to their anticipated long-term value. Some of the companies T. Rowe Price targets will have good prospects for dividend growth.

     Most of the assets of the portfolio are invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, for example,
(i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its total assets) including ADRs, (ii) convertible stocks and bonds, and (iii) warrants. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

     The Blue Chip Growth Trust may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the portfolio but may include non-investment grade debt securities (junk bonds). The portfolio will not purchase a non-investment-grade debt security if, immediately after such purchase, the portfolio would have more than 5% of its total assets invested in such securities.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Use of Hedging and Other Strategic Transactions
     The Blue Chip Growth Trust may also engage in a variety of investment management practices, such as buying and selling futures and options and is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities and to a limited extent in fixed income securities. The risks of investing in equity securities and fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest a limited extent in fixed income securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.
 -- During periods when growth stocks are not in favor with other investors, the portfolio may not perform as well as a portfolio that invests in value stocks that can cushion share prices in a down market.
 -- The portfolio may invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities is set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Performance(A, B, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.80% (for the quarter ended 12/31/1998) and the lowest return was -17.09% (for the quarter ended 3/31/2001).

[PERFORMANCE GRAPH]

1993                                                           -3.8%
1994                                                           -4.8%
1995                                                           26.5%
1996                                                           25.9%
1997                                                           26.9%
1998                                                           28.5%
1999                                                           19.4%
2000                                                           -2.8%
2001                                                          -14.6%

                                                                 One       Five      Life of     Date First
                                                                Year      Years     Portfolio    Available
 Blue Chip Growth Trust Series I                               -14.61%    10.10%      9.85%      12/11/1992
 S&P 500 Index(C)                                              -11.88%    10.70%     13.56%

(A)Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.
(B)Since June 1, 2000, a portion of the Blue Chip Growth Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
(C)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(D)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     T. Rowe Price manages the Blue Chip Growth Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2001, T. Rowe Price and its affiliates managed over $156.3 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Larry J. Puglia (since October, 1996). Mr. Puglia, who joined T. Rowe Price in 1990, is a Managing Director of T. Rowe Price and has been managing investments since 1993. He is a Chartered Financial Analyst and a Certified Public Accountant.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

UTILITIES TRUST

SUBADVISER:  Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:  To seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

     MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the portfolio invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas telecommunications) or upon a company's geographic region.

     Equity Investments. The portfolio may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the portfolio, MFS places particular emphasis on each of the following factors:

      --   the current regulatory environment;
      --   the strength of the company's management team; and
      -- the company's growth prospects and valuation relative to its long-term potential.

     Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

     As noted above, the portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

      --   a fixed income stream, and
      -- the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     Fixed Income Investments. The portfolio invests in the following fixed income securities:

      -- corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including up to 20% of its total assets lower rated bonds, commonly known as junk bonds (see "Other Risks of Investing - Lower Rated Fixed Income Securities" for further information on these securities.)
      -- mortgage-back securities and asset-back securities, see "Other Risks of Investing -- Asset Back Securities/ Mortgage Backed Securities" for further information on these securities.)
      -- U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities.

     In selecting fixed income investments for the portfolio, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fixed income portion of the fund) as a tool in making or adjusting the fund's asset allocations to these various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     Foreign Securities. The portfolio may invest up to 35% of its total assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts) such as:

      --   Equity securities of foreign companies in the utilities industry,
      --   Fixed income securities of foreign companies in the utilities industry,
      --   Fixed income securities issued by foreign governments.

     The portfolio may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

     General. The Utilities Trust may also invest to a limited extent in: (a) municipal bonds, (b) variable and floating rate obligations, (c) zero coupon bonds, deferred interest bonds and PIK bonds, (d) investment companies, (e) restricted securities and (f) indexed/structured securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

     The Utilities Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Use of Hedging and Other Strategic Transactions
     The Utilities Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" (except swaps and related derivative instruments).

Principal Risks of Investing in this Portfolio
 -- The portfolio's investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:
        -  risks of increases in fuel and other operating costs;
        - restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;
        -  coping with the general effects of energy conservation;
        - technological innovations which may render existing plans, equipment or products obsolete;
        -  the potential impact of natural or man-made disasters;
        - difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;
        -  the high cost of obtaining financing during periods of inflation;
        - difficulties of the capital markets in absorbing utility debt and equity securities; and
        -  increased competition.

     Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the portfolio than on a portfolio with a more broadly diversified portfolio.

 -- The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks.
 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."
 -- The portfolio invests in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in fixed income securities include, including non-investment grade fixed income securities, mortgage-backed and asset-backed securities and collateralized mortgage obligations. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Securities."
 -- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

Performance
Performance is not provided for the Utilities Trust since it commenced operations in May, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (an insurance company). Net assets under the management of the

MFS organization were approximately $141 billion as of December 31, 2001. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     The Portfolio Manager is:

      -- Maura A. Shaughnessy (since May, 2001). Ms. Shaughnessy is a Senior Vice President of MFS and has been employed by MFS since 1991. Ms. Shaughnessy has managed the MFS Capital Opportunities Fund since 1999 and the MFS Utilities Fund since 1992.

REAL ESTATE SECURITIES TRUST

SUBADVISER:  Cohen & Steers Capital Management, Inc. ("Cohen & Steers")

INVESTMENT OBJECTIVE:  To seek to achieve a combination of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in securities of real estate companies. Under normal market conditions, the portfolio will invest at least 65% of its assets in equity securities.

     These equity securities include:

      --   Common stocks (including REIT shares);
      --   Rights or warrants to purchase common stocks;
      -- Securities convertible into common stock where the conversion feature represents, in Cohen & Steer's view, a significant element of the securities' value; and
      --   Preferred stocks.

     A real estate company is one that: (a) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or (b) has at least 50% of its assets in such real estate.

     The portfolio may invest without limit in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and the portfolio intends to use these REIT dividends in an effort to meet the current income goal of its investment objective. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code.

     REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REIT. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The portfolio invests primarily in Equity REITs.

     In making investment decisions on behalf of the portfolio, Cohen & Steers relies on a fundamental analysis of each company. Cohen & Steers reviews each company's potential for success in light of the company's current financial condition, its industry position, and economic, and market conditions. Cohen & Steers evaluates a number of factors, including growth potential, earnings estimates and the quality of management.

     The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Real Estate Securities Trust may place all or a portion of its assets in investment grade fixed income securities, including cash or short-term debt securities, without regard to whether the issuer is a real estate company. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio
 -- Investing in REITs and real estate related securities involves the risks associated with real estate investing, such as declines in real estate values, deterioration in general and local economic conditions and increases in interest rates. Any such developments could negatively affect the securities held by the portfolio and the value of the portfolio may decline. Additional risks associated with investing in securities linked to the real estate market is set forth under "Risks of Investing in Certain Types of Securities."

 -- REITs and real estate related securities are also subject to the risks associated with financial building projects such as failure of borrowers to repay loans, management skills, heavy cash flow dependency and increases in operating and building expenses. Problems which affect the building projects could negatively affect the securities held by the portfolio and the value of the portfolio may decline.
 -- Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.
 -- The portfolio may invest in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. The risks associated with investing in foreign securities are set forth under "Risk of Investing in Certain Types of Securities."
 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

Performance(A, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.22% (for the quarter ended 12/31/1996) and the lowest return was -11.04% (for the quarter ended 09/30/1998).

[PERFORMANCE GRAPH]

1992                                                           21.3%
1993                                                           22.6%
1994                                                           -2.8%
1995                                                           15.1%
1996                                                           34.7%
1997                                                           18.4%
1998                                                          -16.4%
1999                                                             -8%
2000                                                           25.7%
2001                                                            3.2%

                                                                One      Five      Ten      Date First
                                                                Year     Years    Years     Available
 Real Estate Securities Trust Series I                          3.15%    3.37%    10.22%    04/30/1987
 Morgan Stanley REIT Index(B)                                  12.83%    6.12%     N/A
 NAREIT Index                                                  13.93%    6.38%    11.63%

(A)On April 30, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.
(B)The Morgan Stanley REIT Index commenced on December 31, 1994, therefore the 10 year return period is not applicable for this index.
(C)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     Cohen & Steers is located at 757 Third Avenue, New York, New York 10017. Cohen & Steers, a registered investment adviser, was formed in 1986 and is a leading U.S. manager of portfolios dedicated to investments in REITs. Its current clients include pension plans, endowment funds and mutual funds. All of Cohen & Steers' client accounts are invested principally in real estate securities. As of December 31, 2001, Cohen & Steers had approximately $5.7 billion of assets under management.

     The Portfolio Managers are:

      -- Martin Cohen (since May, 2001). Mr. Cohen has been the President of Cohen & Steers since the firm's inception in 1986.

      -- Robert H. Steers (since May, 2001). Mr. Steers has been the Chairman of Cohen & Steers since the firm's inception in 1986.

SMALL COMPANY VALUE TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase. However, the portfolio will not sell a stock just because a company has grown to a market capitalization that exceeds such maximum. While most assets will be invested in U.S. common stocks, the portfolio may purchase other securities, including foreign securities, futures, and options.

     Reflecting a value approach to investing, the Small Company Value Trust will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:

      -- Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company's peers or its own historic norm;
      --   Low stock price relative to a company's underlying asset values;
      -- Above-average dividend yield relative to a company's peers or its own historic norm;
      --   A plan to improve the business through restructuring; or
      --   A sound balance sheet and other positive financial characteristics.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Use of Hedging and Other Strategic Transactions
     The Small Company Value Trust may also engage in a variety of investment practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     The Small Company Value Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" below.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio invests primarily in securities of small companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio employs a value approach. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.
 -- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 15.29% (for the quarter ended 12/31/2001) and the lowest return was -18.31% (for the quarter ended 09/30/1998).

[PERFORMANCE GRAPH]

1998                                                           -4.7%
1999                                                              8%
2000                                                            5.9%
2001                                                            6.5%

                                                                One      Five      Life of     Date First
                                                                Year     Years    Portfolio    Available
 Small Company Value Trust Series I                             6.54%     N/A       2.47%      10/01/1997
 Russell 2000 Value Index(B)                                   14.03%     N/A       6.61%

(A)Effective April 30, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change.
(B)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(C)Since January 1, 2001, a portion of the Small Company Value Trust's expenses were reimburse. If such expenses had not been reimbursed returns would be lower.
(D)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     T. Rowe Price manages the Small Company Value Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2001, T. Rowe Price and its affiliates managed over $156.3 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Preston G. Athey (since May, 2001). Mr. Athey, who joined T. Rowe Price in 1978, is a Managing Director of T. Rowe Price and has been managing investments since 1982. He is a Chartered Financial Analyst.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

MID CAP VALUE TRUST

SUBADVISER:  Lord, Abbett & Co. ("Lord Abbett")

INVESTMENT OBJECTIVE:  To seek capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests primarily in equity securities which it believes to be undervalued in the marketplace. Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

     Lord Abbett uses a value approach in managing the Mid Cap Value Trust. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. In trying to identify these companies, Lord Abbett looks for such factors as:

     --   Changes in economic and financial             --   Price increases for the company's products
    environment                                         or services
     --   New or improved products or services          --   Changes in management or company structure
     --   Improved efficiencies resulting from new      --   Changes in government regulations,
          technologies or changes in distribution       political climate or competitive conditions
     --   New or rapidly expanding markets

     The Mid Cap Value Trust may invest up to 10% of its assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio employs a value approach. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.
 -- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

Performance(B)
Performance is not provided for the Mid Cap Value Trust since it commenced operations in May, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. As of December 31, 2001, Lord Abbett had approximately $41 billion in assets under management in more than 40 mutual fund portfolios and other advisory accounts. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

     The Portfolio Managers are:

      -- Lord Abbett uses a team of investment managers and analysts acting together to manage the portfolio's investments. Edward K. von der Linde heads the team and the other senior members are Eileen Banko, Howard Hansen and David Builder. Mr. von der Linde, Partner and Investment Manager, joined Lord Abbett in 1988. Mr. von der Linde has been in the investment business since 1985. Ms. Banko, Equity analyst joined Lord Abbett in 1990. Mr. Hansen, Investment Manager, joined Lord Abbett in 1994. Mr. Builder, Equity Analyst, joined Lord Abbett in 1998 from Bear Stearns where he served as equity analyst.

VALUE TRUST

SUBADVISER:  Miller Anderson

INVESTMENT OBJECTIVE:  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTMENT STRATEGIES: The portfolio seeks to attain this objective by investing primarily in equity securities of companies with capitalizations usually greater than $2.5 billion.

     Under normal circumstances, the Value Trust invests at least 65% of its total assets in equity securities. These primarily include common stocks, but may also include preferred stocks, convertible securities, rights, warrants, and ADR's. The Value Trust may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs.

     Miller Anderson's approach is to select equity securities which are believed to be undervalued relative to the stock market in general as measured by the S&P 500 Index. Miller Anderson's bases it evaluations on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. Miller Anderson may favor securities of companies that are undervalued industries. Miller Anderson may purchase stocks that do not pay dividends.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Value Trust may place all or a portion of its assets in fixed income securities, and cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

     The principal risks of investing in the Value Trust are described in the "Risk/Return Summary" in the beginning of this Prospectus. Some of the companies whose securities are purchased by the Value Trust may be small or medium sized. The risks of investing in small or medium sized companies are set forth under "Risks of Investing in Certain Types of Securities" above.

Principal Risks of Investing in this Portfolio
 -- The price of the securities purchased by the portfolio will increase if other investors in the stock market subsequently believe that the securities are undervalued and are willing to pay a higher price for them. If other investors in the stock market continue indefinitely to undervalue these securities, or if in fact these securities are not undervalued, the value of the portfolio may decline.
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 16.14% (for the quarter ended 12/31/2000) and the lowest return was -17.46% (for the quarter ended 09/30/1998).

[PERFORMANCE GRAPH]

1997                                                           22.1%
1998                                                           -1.7%
1999                                                           -2.8%
2000                                                           24.6%
2001                                                            3.4%

                                                                One     Five      Life of     Date First
                                                               Year     Years    Portfolio    Available
 Value Trust Series I                                          3.42%     N/A       8.49%      01/01/1997
 Russell Mid Cap Value Index(A)                                2.33%     N/A      11.46%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     Morgan Stanley Investment Management Inc. ("MSIM"), which does business in certain instances using the name "Miller Anderson", has its principal offices at 1221 Avenue of the Americas, New York, New York. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. is the direct parent of MSIM. MSIM and its investment advisory affiliates managed approximately $415.9 billion in assets as of December 31, 2001.

     The Portfolio is managed by the Large Cap Value and Core Equity Teams. Current members of the teams include Richard M. Behler, Managing Director, Brian Kramp, Executive Director and Eric F. Scharpf, Vice President.

EQUITY INDEX TRUST

SUBADVISER:  Manufacturers Adviser Corporation ("MAC"),

INVESTMENT OBJECTIVE:  To approximate the aggregate total return of publicly traded common stocks which are included in the S&P Composite Stock Price Index (the "S&P 500 Index").

INVESTMENT STRATEGIES: The portfolio invests in the equity securities of a diversified group of U.S. companies. The portfolio is not actively managed; rather MAC tries to duplicate the performance of the S&P 500 Index by investing the portfolio's assets in the common stocks that are included in the S&P 500 Index in approximately the proportion of their respective market value weightings in the S&P 500 Index.

     The portfolio uses the S&P 500 Index as its standard performance comparison because the S&P 500 Index (i) represents more than 70% of the total market value of all publicly traded common stocks in the U.S. and (ii) is widely viewed among investors as representative of the performance of publicly traded common stocks in the U.S.

     The S&P 500 Index is an unmanaged index composed of 500 selected common stocks, over 95% of which are listed on the New York Stock Exchange. The performance of the S&P 500 Index is based on changes in the prices of stocks comprising the S&P 500 Index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of the S&P 500 Index. Standard & Poor's(1) selects the stocks to be included in the S&P 500 Index on a proprietary basis but does incorporate such factors as the market capitalization and trading activity of each stock and its adequacy as representative of stocks in a particular industry group. Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price).

     Since MAC attempts to match the performance of the S&P 500 Index, the adverse financial situation of a company will not result in its elimination from the portfolio unless, of course, the company in question is removed from the S&P 500 Index. Conversely, the projected superior financial performance of a company would not normally lead to an increase in the portfolio's holdings of the company.

     Under normal circumstances, the net assets of the Equity Index Trust will be invested in any combination of the following investments:

      --   representative common stocks
      -- Standard & Poor's Stock Index Futures Contracts ("S&P 500 Futures Contracts"), and
      --   Standard & Poor's Depository Receipts(R).

     With regard to the portion of the Equity Index Trust invested in common stocks, the method used to select investments for the portfolio involves investing in common stocks in approximately the order of their respective market value weightings in the S&P 500 Index, beginning with those having the highest weightings. For diversification purposes, the portfolio can purchase stocks with smaller weightings in order to represent other sectors of the S&P 500 Index.

     There is no minimum or maximum number of stocks included in the S&P 500 Index which the Equity Index Trust must hold. Under normal circumstances, it is expected that the portion of the portfolio invested in stocks would be between 300 and 500 different stocks included in the S&P 500 Index. The portfolio may compensate for the omission of a stock that is included in the S&P 500 Index, or for purchasing stocks in other than the same proportion that they are represented in the S&P 500 Index, by purchasing stocks that are believed by MAC to have characteristics that correspond to those of the omitted stocks.

     Tracking error is measured by the difference between the total return for the S&P 500 Index and the total return for the portfolio after deductions of fees and expenses. All tracking error deviations are reviewed to determine the effectiveness of investment policies and techniques. Tracking error is reviewed at least weekly and more frequently if such a review is indicated by significant cash balance changes, market conditions or changes in the composition of the S&P 500 Index. If deviation accuracy is not maintained, the Equity Index Trust will rebalance its composition by selecting securities which, in the opinion of MAC, will provide a more representative sampling of the capitalization of the securities in the S&P 500 Index as a whole or a more representative sampling of the sector diversification in the S&P 500 Index.

     The portfolio may also invest in short-term debt securities to maintain liquidity or pending investment in stocks or S&P 500 Futures Contracts.

     Standard & Poor's licenses certain trademarks and trade names to the Trust but disclaims any responsibility or liability to the Trust and its shareholders. See Appendix II in the Statement of Additional Information for such disclaimer.

Use of Hedging and Other Strategic Transactions
     The Equity Index Trust may invest in S&P 500 Futures Contracts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

Principal Risks of Investing in this Portfolio
 -- An investment in the Equity Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

---------------

(1)"Standard & Poor's(R)," "S&P 500(R)," "S&P(R)," "Standard & Poor's 500(R)" and "500" are trademarks of McGraw-Hill, Inc.

 -- Since the portfolio is not actively managed, if the S&P 500 Index does not perform well, MAC will not have the ability to transfer portfolio assets into other investments.

Performance(A, B, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 21.22% (for the quarter ended 12/31/1998) and the lowest return was -14.74% (for the quarter ended 09/30/2001).

[PERFORMANCE GRAPH]

1997                                                           33.5%
1998                                                           28.6%
1999                                                           20.6%
2000                                                           -9.3%
2001                                                          -12.3%

                                                                 One       Five      Life of     Date First
                                                                Year      Years     Portfolio    Available
 Equity Index Trust Series I                                   -12.26%    10.50%     11.45%      02/14/1996
 S&P 500 Index                                                 -11.88%    10.70%     11.70%

(A)On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.
(B)During the periods shown in the chart, a portion of the Equity Index Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
(C)The Equity Index Trust does not offer Series II shares.

SUBADVISER AND PORTFOLIO MANAGERS
     MAC is a Colorado corporation. Its principal business at the present time is to provide investment management services to the portfolios listed above. MAC is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Funds Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of December 31, 2001, MAC together with Manulife Financial had approximately $89.3 billion of assets under management.

     The Portfolio Managers are:

      -- Martin Ayow (since May, 2000). Mr. Ayow joined MAC in 2000 and is Assistant Vice President and Senior Portfolio Manager for Manulife Financial. He has been managing and hedging fixed income and equity exposures for Manulife Financial using financial derivatives since 1994. Prior to joining Manulife Financial, Mr. Ayow was Senior Treasury Officer at the Ontario Hydro Treasury Division. He is a Chartered Financial Analyst and graduated from the University of Toronto with an MBA.

      -- Ram Brahmachari (since December, 2000). Mr. Brahmachari joined MAC in 2000. He is a Senior Analyst on the team responsible for the management of the equity index portfolios at Manulife Financial. Prior to joining Manulife, Financial, Mr. Brahmachari was employed as an analyst at Nortel. He is a Chartered Financial Analyst and graduated from the University of Victoria with an MBA.

TACTICAL ALLOCATION TRUST

SUBADVISER:  UBS Global Asset Management

INVESTMENT OBJECTIVE:  To seek total return, consisting of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: The portfolio allocates its assets between:

                             -- A stock portion that is designed to track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index") and

                             -- A fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

                       The portfolio's subadviser reallocates the portfolio's assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month.

     The Tactical Allocation Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%. By using the Tactical Allocation Model, the portfolio seeks to achieve total return during all economic and financial markets cycles, with lower volatility than that of the S&P 500 Index.

     If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the portfolio's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills. This bond risk premium is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year U.S. Treasury bill.

     The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium ("ERP"). The Model projects the stock market's expected ERP based on several factors, including the current price of stocks and their expected future dividends and the yield-to-maturity of the one-year U.S. Treasury bill. When the stock market's ERP is high, the Model signals the portfolio to invest 100% in stocks. Conversely, when the ERP decreases below certain threshold levels, the Model signals the portfolio to reduce its exposure to stocks.

     When the Tactical Allocation Model recommends a fixed income allocation of more than 50%, the Tactical Allocation Trust must invest in other high quality bonds or money market instruments to the extent needed to limit the portfolio's investments in U.S. Treasury obligations to no more than 55% of its assets. This limit is imposed by Internal Revenue Code diversification requirements for segregated asset accounts used to fund variable annuity or variable life contracts.

     The Tactical Allocation Trust deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to:

      -- Maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay portfolio operating expenses, dividends and other distributions on its shares and to meet anticipated redemptions of shares;
      -- Qualify as a regulated investment company for federal income tax purposes; and
      -- Meet the diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity and/or life insurance contracts as discussed above.

     In its stock portion, Tactical Allocation Trust attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index. Securities in the S&P 500 Index are selected, and may change from time to time, based on a statistical analysis of such factors as the issuer's market capitalization (the S&P 500 Index emphasizes large capitalization stocks), the security's trading activity and its adequacy as a representative of stocks in a particular industry section. The portfolio's investment results for its stock portion will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from purchases and redemptions of fund shares that may occur daily, as well as from expenses borne by the portfolio. Instead, the portfolio attempts to achieve a correlation of at least 0.95 between the performance of the portfolio's stock portion, before the deduction of operating expenses, and that of the S&P 500 Index (a correlation of 1.00 would mean that the net asset value of the stock portion increased or decreased in exactly the same proportion as changes in the S&P 500 Index). The S&P 500 Index can include U.S. dollar-denominated stocks of foreign issuers, and the portfolio invests in those securities to the extent needed to track the performance of the S&P 500 Index.

     For its bond investments, the Tactical Allocation Trust seeks to invest in U.S. Treasury notes having five years remaining until maturity at the beginning of the then-current calendar year. However, if those instruments are not available at favorable prices, the portfolio may invest in U.S. Treasury notes that have either remaining maturities as close as possible to five years or overall durations that are as close as possible to the duration of five year U.S. Treasury notes. Similarly, for its cash investments, the portfolio seeks to invest in U.S. Treasury bills with remaining maturities of 30 days. However, if those instruments are not available at favorable prices, the portfolio may invest in U.S. Treasury bills that have either remaining maturities as close as possible to 30 days or overall durations that are as close as possible to the duration of 30-day U.S. Treasury bills.

     In addition to any reallocation of assets directed by the Tactical Allocation Model on the first business day of the month, any material amounts resulting from appreciation or receipt of dividends, other distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to establish the Model's recommended asset mix. Any cash maintained to pay fund operating expenses, pay dividends and other distributions and to meet share redemptions is invested on a daily basis.

     The portfolio may sell short "against the box" (sale of a security a portfolio owns or has the right to acquire at no additional cost.)

Temporary Defensive Investing
     Other than its investments in U.S. Treasury bills or other high quality money market instruments as indicated by the Tactical Allocation Model, the Tactical Allocation Trust may invest to a limited extent in money market instruments for cash management purposes. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions
     The Tactical Allocation Trust may (but is not required to) use options and futures and other derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. The subadviser also may use these instruments to reduce the risk of adverse price movements while investing in cash received when investors buy portfolio shares, to facilitate trading and to reduce transaction costs. See "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio
 -- The portfolio may invest up to 100% of its assets in equity securities, as directed by the Tactical Allocation Model. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest up to 100% of its assets in fixed income securities, as directed by the Tactical Allocation Model. The risks of investing in fixed income securities are set forth below under "Risk of Investing in Certain Types of Securities." In addition, because interest rate risk is the primary risk presented by U.S. government and other very high quality fixed income securities, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.
 -- The portfolio is subject to sector allocation risk in that the Tactical Allocation Model may not correctly predict the appropriate times to shift the portfolio's assets from one type of investment to another.
 -- The portfolio expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. While the portfolio attempts to replicate, before deduction of fees and operating expenses, the investment results of the S&P 500 Index, the portfolio's investment results generally will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the portfolio must pay fees and expenses that are not borne by the S&P 500 Index.

Performance(B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.30% (for the quarter ended 12/31/2001) and the lowest return was -15.03% (for the quarter ended 09/30/2001).

[PERFORMANCE GRAPH]

2001                                                          -13.4%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 Tactical Allocation Trust Series I                            -13.38%     N/A      -10.02%     05/01/2000
 S&P 500 Index(A)                                              -11.88%     N/A      -12.06%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     UBS Global Asset Management, formerly Brinson Advisors, Inc., 51 West 52nd Street, New York, New York 10019, is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. UBS Global Asset Management advises mutual funds, sponsors a wrap fee program that includes affiliated managers, and distributes investment products and advisory services offered by its affiliates. As of December 31, 2001, Brinson Advisors had approximately $75 billion under management.

     The Portfolio Manager is:

      -- T. Kirkham Barneby. Mr. Barneby and his team serve as portfolio manager for UBS Global Asset Management Tactical Allocation Fund, Brinson Strategy Fund and UBS Global Asset Management S&P 500 Index Fund and various wrap and institutional products totaling roughly $6.0 billion assets under management. Mr. Barneby joined the firm in 1987 to head the quantitative services group which is responsible for indexing and model-based strategies for asset allocation, stock selection and bond management. In addition, his team provides quantitative research to support other management areas. Prior to joining the firm, Mr. Barneby served as Director of Pension Investment Strategy at the Continental Group in Stamford, CT. He also held positions in the Economic Departments at both Citibank and Merrill Lynch. Mr. Barneby holds a BA degree in Economics and Mathematics from Southwest Missouri State College. He also participated in the Ph.D. program in Economics at Oklahoma State University.

FUNDAMENTAL VALUE TRUST

SUBADVISER:  Davis Advisors ("Davis")

INVESTMENT OBJECTIVE:  To seek growth of capital.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. The portfolio may also invest in companies with smaller capitalizations.

     Davis uses the Davis investment philosophy in managing the Fundamental Value Trust's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

 --   First-class management                            --   Proven record as an acquirer
 --   Management ownership                              --   Strong balance sheet
 --   Strong returns on capital                         --   Competitive products or services
 --   Lean expense structure                            --   Successful international operations
 --   Dominant or growing market share in a growing
  market                                                --   Innovation

     The Fundamental Value Trust may also invest to a limited extent in foreign securities and fixed income securities.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Fundamental Value Trust may place any portion of its assets in:

      -- money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);
      --   securities of other investment companies (or companies exempted under
           Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act; and
      --   cash.

     When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance
Performance is not provided for the Fundamental Value Trust since it commenced operations in May, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. As of December 31, 2001, Davis managed assets of more than $40 billion. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

     The Portfolio Managers are:

      -- Christopher C. Davis (since May, 2001). Mr. Davis, Chairman and Chief Executive Officer of Davis and a director and Chief Executive Officer, president or vice president of each of the Davis Funds, is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. He has served as a portfolio manager with Davis since 1995.

      -- Kenneth Charles Feinberg (since May, 2001). Mr. Feinberg is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. Since joining Davis in 1992, he has co-managed other equity funds advised by Davis and has also served as a research analyst.

GROWTH & INCOME TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital and income consistent with prudent investment risk.

INVESTMENT STRATEGIES: The portfolio invests primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality

     Wellington Management believes that high quality is evidenced by:

      --   a leadership position within an industry,
      --   a strong or improving balance sheet,
      --   relatively high return on equity,
      --   steady or increasing dividend payout, and
      --   strong management skills.

     The Growth & Income Trust's investments primarily emphasize dividend-paying stocks of larger companies. The portfolio may also invest in securities convertible into or which carry the right to buy common stocks. These securities include those convertible securities issued in the Euromarket, preferred stocks and debt securities.

     Wellington Management selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital and income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside of the United States, Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

     The Growth & Income Trust invests primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the over-the-counter market. The Growth & Income Trust may also invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Growth & Income Trust may invest up to 100% of its assets in securities which are authorized for purchase by the Investment Quality Bond Trust (excluding non-investment grade securities) or the Money Market Trust. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions
     The Growth & Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- Because the portfolio invests primarily in high quality equity securities, it may underperform portfolios invested in more speculative growth securities when these securities are in favor in the market.

Performance(A)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.16% (for the quarter ended 12/31/1998) and the lowest return was -13.28% (for the quarter ended 09/30/2001).

[PERFORMANCE GRAPH]

1992                                                           10.2%
1993                                                            9.6%
1994                                                            2.9%
1995                                                           29.2%
1996                                                           22.8%
1997                                                           32.8%
1998                                                           26.5%
1999                                                           18.9%
2000                                                           -7.1%
2001                                                          -11.3%

                                                                 One       Five      Ten      Date First
                                                                Year      Years     Years     Available
 Growth & Income Trust Series I                                -11.28%    10.48%    12.50%    04/23/1991
 S&P 500 Index                                                 -11.88%    10.70%    12.93%

(A)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. As of December 31, 2001, Wellington Management had investment management authority with respect to approximately $311.4 billion of client assets. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     The Portfolio Manager is:

      -- Matthew E. Megargel (since February, 1992). Mr. Megargel, Senior Vice President of Wellington Management, joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. He is a Chartered Financial Analyst.

U.S. LARGE CAP VALUE TRUST

SUBADVISER:  Capital Guardian Trust Company ("CGTC"),

INVESTMENT OBJECTIVE:  To seek long-term growth of capital and income.

INVESTMENT STRATEGIES: The portfolio invests at least 80% of its net assets
                       (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

     The portfolio may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the U.S. Large Cap Value Trust may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents. CGTC's judgment regarding the current investment outlook will determine the relative amounts to be invested in these different asset classes. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions
     The U.S. Large Cap Value Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities, including securities of medium sized companies. The risks of investing in equity securities and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 17.19% (for the quarter ended 12/31/2001) and the lowest return was -17.10% (for the quarter ended 09/30/2001).

[PERFORMANCE GRAPH]

2000                                                            2.8%
2001                                                           -2.5%

                                                                One      Five      Life of     Date First
                                                                Year     Years    Portfolio    Available
 U.S. Large Cap Value Trust Series I                           -2.54%     N/A       1.08%      05/01/1999
 Russell 1000 Value Index(A)                                   -5.59%     N/A      -0.84%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968 and manages approximately $120.1 billion of assets as of December 31, 2001.

     The Portfolio Managers are:

      -- Terry Berkemeier (since May, 1999). Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

      -- Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

      -- David I. Fisher (since May, 1999). Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He joined the Capital Group organization in 1969.

      -- Theodore R. Samuels (since May, 1999). Mr. Samuels is a Senior Vice President and a Director for CGTC. He joined the Capital Group organization in 1981.

      -- Eugene P. Stein (since May, 1999). Mr. Stein is Executive Vice President and a Director. He joined the Capital Group organization in 1972.

      -- Karen A. Miller (since May, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

      -- Alan J. Wilson (since May, 2000). Mr. Wilson is Vice President of Capital International Research, Inc. Mr. Wilson joined the Capital Group organization in 1991.

A portion of the portfolio is managed by individual members of the research team.

EQUITY-INCOME TRUST

SUBADVISER:  T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:  To provide substantial dividend income and also long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal circumstances, at least 80% of the portfolio's total assets in equity securities, with 65% in common stocks of established companies paying above-average dividends.

     The risks of investing in fixed income securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio invests primarily in equity securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

     The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

T. Rowe Price believes that income can contribute significantly to total return over time and expects the portfolio's yield to exceed that of the S&P 500 Index. Dividends can also help reduce the portfolio's volatility during periods of market turbulence and help offset losses when stock prices are falling.

     The Equity-Income Trust will generally consider companies with the following characteristics:

      --   established operating histories;
      --   above-average dividend yield relative to the S&P 500 Index;
      --   low price/earnings ratios relative to the S&P 500 Index;
      --   sound balance sheets and other financial characteristics; and
      -- low stock price relative to a company's underlying value, as measured by assets, cash flow or business franchises.

     The Equity-Income Trust tends to take a "value" approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock's intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company's underlying financial condition and prospects, and to assess the likelihood that a stock's underlying value will be recognized by the market and reflected in its price.

     The Equity-Income Trust may also purchase other types of securities, for example,

      -- U.S. and non-U.S. dollar denominated foreign securities including ADRs (up to 25% of total assets),
      --   preferred stocks,
      --   convertible stocks, bonds, and warrants
      --   municipal securities.

     The portfolio may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade debt securities ("junk bonds") fixed income securities.

     The portfolio may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade ("junk bonds") fixed income securities. The risks of investing in fixed income securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio invests primarily in equity securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

Use of Hedging and Other Strategic Transactions

     The Equity-Income Trust may also engage in a variety of investment management practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains more complete description of such instruments and the risks associated therewith.

     In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     The Equity-Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio

 -- The portfolio's emphasis on stocks of established companies paying high dividends, and its potential investments in fixed income securities, may limit its potential appreciation in a broad market advance. The portfolio's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest up to 25% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Performance(A, B, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 13.20% (for the quarter ended 06/30/1999) and the lowest return was -8.63% (for the quarter ended 09/30/1999).

[PERFORMANCE GRAPH]

1994                                                            0.8%
1995                                                           23.7%
1996                                                           19.9%
1997                                                           29.7%
1998                                                            9.2%
1999                                                            3.4%
2000                                                             13%
2001                                                            1.3%

                                                                One       Five      Life of     Date First
                                                                Year     Years     Portfolio    Available
 Equity-Income Trust Series I                                   1.29%    10.88%     12.46%      02/19/1993
 Russell 1000 Value Index(C)                                   -5.59%    11.13%     13.67%

(A)Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.
(B)Since June 1, 2000, a portion of the Equity-Income Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
(C)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.
(D)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     T. Rowe Price manages the Equity Income Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2001, T. Rowe Price and its affiliates managed over $156.3 billion for over eight million individual and institutional investor accounts.

     The portfolio is managed by an investment advisory committee chaired by:

      -- Brian C. Rogers (since October, 1996). Mr. Rogers, who joined T. Rowe Price in 1982, is a Managing Director of T. Rowe Price and has been managing investments since 1983. He is a Chartered Financial Analyst.

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

INCOME & VALUE TRUST

SUBADVISER:  Capital Guardian Trust Company ("CGTC")

INVESTMENT OBJECTIVE:  To seek the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income.

INVESTMENT STRATEGIES: The portfolio invests its assets in both equity and fixed income securities. CGTC has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio's assets will be invested in fixed income securities unless CGTC determines that some other proportion would better serve the portfolio's investment objective.

     Fixed Income Securities. At least 80% of the fixed income portion of the portfolio will consist of the following:

      -- securities rated "Baa" or better at the time of purchase by Moody's or "BBB" by Standard & Poor's or deemed by CGTC to be of equivalent investment quality including mortgage-related and asset-backed securities (see "Other Risks of Investing" below for a description of these securities);
      -- securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
      -- cash or cash equivalents including commercial bank obligations and commercial paper.

     Fixed-income securities may include ADRs, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated.

     Equity Securities. Equity securities shall be listed on national securities exchanges or in the national OTC market (also known as NASDAQ) and may include ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Income & Value Trust may invest all or a portion of its assets in fixed income securities, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

     The Income & Value Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio invests in fixed income securities, including those rated below investment grade. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in mortgage-backed and other asset-backed securities. Investing in these securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages or pools of assets result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance(A, C, D)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.06% (for the quarter ended 12/31/2001) and the lowest return was -11.20% (for the quarter ended 09/30/2001).

[PERFORMANCE GRAPH]

1992                                                            8.3%
1993                                                           10.1%
1994                                                           -1.6%
1995                                                           20.7%
1996                                                             10%
1997                                                           15.9%
1998                                                           15.1%
1999                                                            8.5%
2000                                                            4.9%
2001                                                              1%

                                                                 One      Five     Ten     Date First
                                                                Year     Years    Years    Available
 Income & Value Trust Series I                                   0.98%    8.96%    9.10%   08/03/1989
 S&P 500 Index                                                 -11.88%   10.70%   12.93%

 Salomon Brothers Broad Investment Grade Bond Index              8.52%    7.44%    7.28%

 Customized Index(B)                                            -3.68%    9.82%   10.89%
 Combined Index(C)                                              -3.68%    6.80%    8.39%

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)The Customized Index represents 60% of the performance of the S&P 500 Index and 40% of the performance of the Salomon Brothers Broad Investment Grade Bond Index. The Customized Index was prepared by the advisor using Ibbotson Associates Software and Data.
(C)The Combined Index represents 32.5% of the return of the Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the return of the Lehman Brothers Aggregate Bond Index, 10% of the U.S. 90 Day T-Bill, and 7.5% of the return of the Merrill Lynch High Yield Index for periods prior to April 30, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Salomon Brothers Broad Investment Grade Bond Index from May 1, 1999 through December 31, 2000. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.
(D)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968 and manages approximately $120.1 billion of assets as of December 31, 2001.

     The Portfolio Managers are:

      -- Alan J. Wilson (since January, 1999). Mr. Wilson is Vice President of Capital International Research, Inc. Mr. Wilson joined the Capital Group organization in 1991.

      -- Michael D. Locke (since December 2001). Mr. Locke is Vice President of Capital Research Company with portfolio specialist and research responsibilities for mortgage- and asset-backed securities and derivatives. He joined the Capital Group organization in 1996.

      -- Christine C. Cronin (since December 2001). Ms. Cronin is a Vice President of Capital Research Company with portfolio specialist responsibility for investment grade corporate bonds, and research responsibility for the airline, cruise, food, and financial services industries. She joined the Capital Group organization in 1997.

      -- Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

      -- David I. Fisher (since May, 1999). Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He joined the Capital Group organization in 1969.

      -- James R. Mulally (since May, 1999). Mr. Mulally is Senior Vice President, a Director, and Chairman of the Fixed Income Investment Sub-Committee for CGTC. He joined the Capital Group organization in 1980.

      -- John W. Ressner (since May, 1999). Mr. Ressner is Executive Vice President, Fixed Income Research Director, member of the Management Committee for Capital International Research Inc. He joined the Capital Group organization in 1988.

      -- Theodore R. Samuels (since May, 1999). Mr. Samuels is a Senior Vice President and a Director for CGTC. He joined the Capital Group organization in 1981.

      -- Eugene P. Stein (since May, 1999). Mr. Stein is Executive Vice President and a Director. He joined the Capital Group organization in 1972.

      -- Terry Berkemeier (since July, 1999). Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

      -- Karen A. Miller (since December, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

A portion of the portfolio is managed by individual members of the research team.

BALANCED TRUST

SUBADVISER:  Manufacturers Adviser Corporation ("MAC")

INVESTMENT OBJECTIVE:  To seek current income and capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests its assets in a balanced portfolio of (i) Equity Securities (as defined below) and (ii) Fixed Income Securities (as defined below).

     Equity Securities

     The Balanced Trust may invest up to 70% of its total assets in common stocks, convertible corporate obligations, and preferred stocks of companies that have a market capitalization of at least $500 million (collectively, "Equity Securities"). Under normal market conditions, the portfolio will invest at least 40% of its assets in Equity Securities.

     The Balanced Trust may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

     Fixed Income Securities

     The Balanced Trust may invest up to 50% of its total assets in fixed income securities including, without limitation, U.S. governmental obligations, investment grade corporate bonds, high yield corporate bonds, asset-backed securities, mortgage-backed securities, collateralized mortgage obligations (collectively, "Fixed Income Securities"). Under normal market conditions, the portfolio will invest at least 25% of its assets in Fixed Income Securities.

     At least 65% of the Fixed Income Securities purchased by the portfolio will be either (a) U.S. government securities or (b) securities rated A or higher by Moody's or Standard & Poor's (or equivalent as determined by the subadviser).

     Fixed Income Securities may include U.S. dollar denominated foreign securities.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests significantly in equity securities and also invests in fixed income securities. The risks of investing in equity securities and fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in foreign securities. The risks of investing in foreign securities are set for below under "Risks of Investing in Certain Types of Securities."

Performance(A, F)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.22% (for the quarter ended 06/30/1997) and the lowest return was -11.20% (for the quarter ended 12/31/2000).

[PERFORMANCE GRAPH]

1997                                                           17.8%
1998                                                           14.3%
1999                                                           -1.7%
2000                                                           -9.3%
2001                                                          -10.2%

                                                                 One     Five     Life of    Date First
                                                                Year     Years   Portfolio   Available
 Balanced Trust Series I                                       -10.19%    N/A      1.51%     01/01/1997
 S&P 500 Index(B)                                              -11.88%    N/A     10.70%

 Lehman Brothers Aggregate Bond Index(C)                         8.42%    N/A      7.43%

 Lehman Brothers IT Government/                                  8.98%    N/A      7.09%
 Credit Bond Index

 Combined Index(D)                                              -3.52%    N/A      8.52%
 Customized Index(E)                                            -2.24%    N/A      8.80%

(A)On May 4, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change.
(B)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(C)The Lehman Brothers Aggregate Bond Index was added to more accurately reflect the investment objective of the Trust.
(D)The Combined Index represents 50% of the return of the S&P 500 Index and 50% of the return of the Lehman Brothers Aggregate Bond Index through December 31, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Intermediate Term Government/Credit Bond Index from January 1, 2000 and thereafter. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.
(E)The Customized Index represents 50% of the return of the S&P 500 Index and 50% of the return of the Lehman Brothers Aggregate Bond Index from January 1, 1997 to December 31, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Intermediate Term Government/Credit Bond Index from January 1, 2000 through April 30, 2001. As of May 1, 2001, the index represents 50% of the return of the S&P 500 and 50% of the return of the Lehman Brothers Aggregate Bond Index The Customized Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Customized Index was added to provide a more accurate comparison of performance.
(F)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     MAC is a Colorado corporation. Its principal business at the present time is to provide investment management services to the portfolios listed above. MAC is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of December 31, 2001, MAC together with Manulife Financial had approximately $89.3 billion of assets under management.

     The Portfolio Managers are:

      -- Rhonda Chang (since May, 2001). Ms. Chang joined MAC in 1996. She is Assistant Vice President and Portfolio Manager of U.S. Equities at Manulife Financial. Prior to joining Manulife Financial since 1994. Ms. Chang was an investment analyst with AIG Global Investors. She is a Chartered Financial Analyst and graduated from New York University with an MBA.

      -- John McIntyre (since May, 2001). Mr. McIntryre joined MAC in 2001 and is Assistant Vice President and Senior Portfolio Manager. Mr. McIntyre has been a portfolio manager in the U.S. fixed income area of Manulife Financial since 1990 and has extensive experience in managing investment grade portfolios. He is a Chartered Financial Analyst and graduated from New York University with an MBA.

      -- Mark Schmeer (since May, 2001). Mr. Schmeer joined MAC in 1996. He is Vice President and Managing Director of North American Equities at Manulife Financial. Prior to 1996, Mr. Schmeer was Vice President of Sun

Life Investment Management, where he served from 1993 to 1996. He is a Chartered Financial Analyst and graduated from Boston College with an MA in economics.

      -- Gary Stewart (since May, 2001). Mr. Stewart joined MAC in 1998. He is Vice President and Senior Portfolio Manager at Manulife Financial. Prior to joining Manulife in 1997, Mr. Stewart was Vice President and Senior Portfolio Manager at ING Investment Management. He is a Chartered Financial Analyst and graduated from New York University with an MBA.

HIGH YIELD TRUST

SUBADVISER:  Miller Anderson

INVESTMENT OBJECTIVE:  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in high yield securities, including corporate bonds, preferred stocks, U.S. Government Securities, mortgage backed securities, and convertible securities which have the following ratings (or, if unrated, are considered to be of equivalent quality):

                                                CORPORATE BONDS, PREFERRED STOCKS AND
                              RATING AGENCY            CONVERTIBLE SECURITIES
                            ---------------------------------------------------------
                            Moody's             Ba through C
                            Standard & Poor's   BB through D

     Securities rated less than "Baa" by Moody's or "BBB" by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds." The Portfolio may also invest in investment grade securities.

     The High Yield Trust expects to achieve its objective through maximizing current income although the portfolio may seek capital growth opportunities when consistent with its objective. The portfolio will ordinarily seek to maintain an average weighted maturity greater than five years.

     Miller Anderson invests the portfolio's assets in high yield securities, which are chosen based on its analysis of economic and industry trends to determine overall structure, sector allocation and desired maturity. Miller Anderson emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. Miller Anderson conducts a credit analysis on each security considered for investment to evaluate the security's potential return relative to its risk. In-depth financial analysis is used to uncover opportunities in undervalued issues. A high level of diversification is also maintained to limit credit exposure to individual issuers.

     The High Yield Trust may invest in mortgage-backed securities, including securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various governmental, government-related and private organizations. The portfolio's primary emphasis will be in mortgage-backed securities issued by the various government-related organizations. However, the portfolio may invest in mortgage-backed securities issued by private issuers rated investment grade by Moody's or Standard & Poor's (or deemed by Miller Anderson to be of comparable investment quality). It is not anticipated that greater than 25% of the portfolio's assets will be invested in mortgage pools comprised of private organizations. See the discussion regarding mortgage-backed securities under "Other Risks of Investing" as well as "Investment
Policies -- Other Instruments" in the Statement of Additional Information for a more detailed description of these investments and of certain risks associated therewith.

     The High Yield Trust may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of Miller Anderson, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the portfolio may invest include emerging market securities. The subadviser may utilize futures, swaps and other derivatives in managing the portfolio.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in non-investment grade fixed income securities. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest its assets in foreign securities including securities of companies in emerging markets. The risks of investing in foreign securities are set forth below under "Risks of Investing in Foreign Securities." Because the portfolio may invest up to 100% of its assets in foreign securities, which are generally riskier investments than U.S. securities, investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. high yield fixed income securities.

 -- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance(C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 6.79% (for the quarter ended 06/30/1997) and the lowest return was -6.52% (for the quarter ended 09/30/1998).

[PERFORMANCE GRAPH]

1997                                                           12.7%
1998                                                            2.8%
1999                                                              8%
2000                                                             -9%
2001                                                           -5.5%

                                                                One      Five      Life of     Date First
                                                                Year     Years    Portfolio    Available
 High Yield Trust Series I                                     -5.48%     N/A       1.48%      01/01/1997
 CSFB High Yield Bond Index(AB)                                11.85%     N/A       4.41%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(B)For the prior fiscal year, the broad based index was the Salomon Brothers High Yield Markets Index. For the current fiscal year, the CSFB High Yield Bond Index is the broad based index. The change to the CSFB High Yield Bond Index was made to provide a more accurate comparison of performance.
(C)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     Morgan Stanley Investment Management Inc. ("MSIM"), which does business in certain instances using the name "Miller Anderson", has its principal offices at 1221 Avenue of the Americas, New York, New York. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley Dean Witter & Co. is the direct parent of MSIM. MSIM and its investment advisory affiliates managed approximately $415.9 billion in assets as of December 31, 2001.

     The Portfolio is managed by the Taxable Fixed Income Team. Current members of the team include Stephen F. Esser, Managing Director, Gordon W. Loery, Executive Director and Deanna L. Loughnane, Executive Director.

STRATEGIC BOND TRUST

SUBADVISER:  Salomon Brothers Asset Management Inc ("SaBAM"),

INVESTMENT OBJECTIVE:  To seek a high level of total return consistent with preservation of capital.

INVESTMENT STRATEGIES: SaBAM seeks to achieve this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

     The portfolio's assets will be allocated among five sectors of the fixed income market listed below:

          (a) U.S. Government obligations,

          (b) investment grade domestic corporate fixed income securities,

          (c) high yield corporate fixed income securities,

          (d) mortgage-backed securities and

          (e) investment grade and high yield international fixed income securities. SaBAM will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value based on its analysis of current economic and market conditions and the relative risks and opportunities presented in these markets.

     In making this determination, SaBAM relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security. SaBAM also relies on its own assessment of economic and market conditions both on a global and local (country) basis. SaBAM considers economic factors which include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities is further influenced by current and expected currency relationships and political and sovereign factors. The portfolio's assets may not always be allocated to the highest yielding securities if SaBAM believes that such investments would impair the portfolio's ability to preserve shareholder capital. SaBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The portfolio does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.

     SaBAM is an affiliate of Citigroup Inc. ("Citigroup"), and in making investment decisions is able to draw on the research and market expertise of Citigroup with respect to fixed income securities.

     The types and characteristics of the U.S. government obligations, mortgage-backed securities, investment grade corporate fixed income securities and investment grade international fixed income securities purchased by the Strategic Bond Trust are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Bond Trusts, and in the section entitled "Other Instruments" in the Statement of Additional Information. The types and characteristics of the money market securities purchased by the portfolio are set forth in the discussion of investment objectives of the Money Market Trust. Potential investors should review these other discussions in considering an investment in shares of the Strategic Bond Trust. The Strategic Bond Trust may invest without limitation in high yield domestic and foreign fixed income securities and up to 100% of the Strategic Bond Trust's assets may be invested in foreign securities. SaBAM has discretion to select the range of maturities of the various fixed income securities in which the portfolio invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

     The high yield sovereign fixed income securities in which the Strategic Bond Trust may invest are U.S. dollar-denominated and non-dollar-denominated fixed income securities issued or guaranteed by governments or governmental entities of developing and emerging countries. SaBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan.

     SaBAM intends to concentrate the portfolio's investments in sovereign debt in Latin American countries, including Mexico and Central and South American and Caribbean countries. SaBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries (such as Nigeria and Morocco), Eastern European countries (such as Poland and Hungary), and Southeast Asian countries (such as the Philippines). Sovereign governments may include national, provincial, state, municipal or other foreign governments with authority to impose taxes. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

     Although SaBAM does not anticipate investing in excess of 75% of the portfolio's assets in domestic and developing country fixed income securities that are rated below investment grade, the portfolio may invest a greater percentage in such securities when, in the opinion of the SaBAM, the yield available from such securities outweighs their additional risks. By investing a portion of the portfolio's assets in securities rated below investment grade, as well as through investments in mortgage-backed securities and international debt securities, as described below, SaBAM seeks to provide investors with a higher yield than a high-quality domestic corporate bond fund with less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's (i.e., rated "C" by Moody's or "CCC" or lower by Standard & Poor's).

     In light of the risks associated with investing in high yield corporate and sovereign debt securities, SaBAM considers various factors in evaluating the credit worthiness of an issue. These factors will typically include:

          CORPORATE DEBT SECURITIES                         SOVEREIGN DEBT INSTRUMENTS
------------------------------------------------------------------------------------------------
 --   issuer's financial resources                --   economic and political conditions within
 --   issuer's sensitivity to economic            the issuer's country
      conditions and trends                       --   issuer's external and overall amount of
 --   operating history of the issuer             debt, and its ability to pay principal and
 --   experience and track record of the               interest when due
      issuer's management                         --   issuer's access to capital markets and
                                                  other sources of funding
                                                  --   issuer's debt service payment history

     SaBAM also reviews the ratings, if any, assigned to a security by any recognized rating agencies, although its judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Strategic Bond Trust's ability to achieve its investment objective may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities.

Use of Hedging and Other Strategic Transactions
     The Strategic Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio
 -- Whether the portfolio achieves its investment objective is significantly dependent on the ability of SaBAM to allocate the portfolio effectively among the different investment categories. If SaBAM does not correctly assess the returns that can be achieved from a particular category of assets, the returns for the portfolio could be volatile and the value of the portfolio may decline.
 -- The portfolio invests substantially all of its assets in fixed income securities, including a significant amount in non-investment grade fixed income securities. The risks of investing in fixed income securities is set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest up to 100% of its assets in foreign securities including securities of companies in emerging markets. Investing in foreign securities increases the risk of investing in the portfolio. However, the ability of the portfolio to spread its investments among the fixed income markets in a number of different countries may reduce the overall level of market risk of the portfolio to the extent it may reduce the portfolio's exposure to a single market. The risks of investing in foreign securities are set forth below under "Risks of Investing in Foreign Securities."
 -- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the value of the portfolio may decline. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance(B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 9.55% (for the quarter ended 06/30/1995) and the lowest return was -4.04% (for the quarter ended 03/31/1994).

[PERFORMANCE GRAPH]

1994                                                             -6%
1995                                                           19.2%
1996                                                           14.7%
1997                                                             11%
1998                                                            1.3%
1999                                                              2%
2000                                                            7.3%
2001                                                            6.2%

                                                                One     Five      Life of     Date First
                                                               Year     Years    Portfolio    Available
 Strategic Bond Trust Series I                                 6.24%    5.57%      7.08%      02/19/1993

 Lehman Brothers Aggregate                                     8.42%    7.43%      6.91%
 Bond Index(A)

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     SaBAM is a wholly-owned subsidiary of Citigroup. SaBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed income and equity investment advisory services for individual and institutional clients around the world, including European and Far East central banks, pension funds, endowments, insurance companies, and services as investment adviser to various investment companies. Citigroup is a diversified financial services company engaged in investment services, asset management, consumer finance and insurance services. As of December 31, 2001, SaBAM and its worldwide investment advisory affiliates manage approximately $31.5 billion in assets. SaBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

     In connection with SaBAM's service as Subadviser to the Strategic Bond Trust, SaBAM's London-based affiliate, Salomon Brothers Asset Management Limited ("SaBAM Limited"), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. SaBAM Limited is compensated by SaBAM at no additional expense to the Strategic Bond Trust. SaBAM Limited is a subsidiary of Salomon Smith Barney Holdings Inc, which is in turn a subsidiary of Citigroup. SaBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

     The Portfolio Manager is:

      -- Roger Lavan (since February, 1993). Mr. Lavan joined SaBAM in 1990 and is a Managing Director in the fixed income department. He is a Portfolio Manager responsible for SaBAM's investment company and institutional portfolios which invest primarily in mortgage-backed and U.S. government debt securities. He is a Chartered Financial Analyst.

     Assisted by:

      -- David Scott (since January, 1995). Mr. Scott is Managing Director and a Senior Portfolio Manager with SaBAM Limited in London with primary responsibility for managing long-term global bond portfolios. He also plays an integral role in developing strategy. Mr. Scott manages currency transactions and investments in non-dollar denominated securities for the Strategic Bond Trust.

      -- Peter Wilby (since February, 1993). Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Senior Portfolio Manager responsible for investment company and institutional portfolio investments in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities. He is a Chartered Financial Analyst and a Certified Public Accountant.

GLOBAL BOND TRUST

SUBADVISER:  Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE:   To seek to realize maximum total return, consistent with
                        preservation of capital and prudent investment management.

INVESTMENT STRATEGIES:  PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities. These fixed income securities include fixed income securities denominated in major foreign currencies and in U.S. dollars. The portfolio may also invest in baskets of foreign currencies (such as the euro), and the U.S. dollar.

     These securities may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. Depending on PIMCO's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the portfolio's assets. The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or, if unrated, determined by PIMCO to be of comparable quality). The average portfolio duration of the Global Bond Trust will normally vary within a three to seven year time frame. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

     In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Global Bond Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

     The types of fixed income securities in which the Global Bond Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

      -- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
      -- corporate debt securities, including convertible securities and corporate commercial paper;
      --   mortgage-backed and other asset-backed securities;
      --   inflation-indexed bonds issued by both governments and corporations;
      --   structured notes, including hybrid or "indexed" securities,
      --   catastrophe bonds;
      --   loan participations;
      --   delayed funding loan and revolving credit facilities;
      -- bank certificates of deposit, fixed time deposits and bankers' acceptances;
      -- debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
      --   repurchase agreements and reverse repurchase agreements;
      -- obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
      --   obligations of international agencies or supranational entities.

     Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

Use of Hedging and Other Strategic Transactions
     Global Bond Trust may:

      -- purchase and sell options on domestic and foreign securities, securities indexes and currencies,
      --   purchase and sell futures and options on futures,
      --   purchase and sell currency or securities on a forward basis,
      -- enter into interest rate, index, equity and currency rate swap agreements.

     The Global Bond Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in foreign fixed income securities. The risks of investing in fixed income securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 8.17% (for the quarter ended 09/30/2001) and the lowest return was -4.81% (for the quarter ended 03/31/1999).

[PERFORMANCE GRAPH]

1992                                                            2.3%
1993                                                             19%
1994                                                           -5.8%
1995                                                           23.2%
1996                                                             13%
1997                                                              3%
1998                                                            7.6%
1999                                                           -6.7%
2000                                                            1.7%
2001                                                            0.5%

                                                                One      Five      Ten     Date First
                                                                Year     Years    Years    Available
 Global Bond Trust Series I                                     0.53%    1.11%    5.37%    03/18/1988

 JP Morgan Global Unhedged                                     -0.80%    2.42%    5.25%
 Bond Index

(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolios listed above. PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company.

     PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO had approximately $241.3 billion of assets under management as of December 31, 2001.

     The Portfolio Manager is:

      -- Michael R. Asay (since May, 2001). Dr. Asay is a Senior Vice President and a Portfolio Manager at PIMCO. Dr. Asay joined PIMCO in 1999. Prior to joining PIMCO he was associated with the fixed income divisions of Goldman Sachs and Co. where he developed fixed income trading strategy and quantitative analytics for the Asian and European markets. Dr. Asay holds a Ph.D. in Financial Economics from the University of Southern California.

TOTAL RETURN TRUST

SUBADVISER:  Pacific Investment Management Company LLC ("PIMCO"),

INVESTMENT OBJECTIVE:   To seek to realize maximum total return, consistent with
                        preservation of capital and prudent investment management.

INVESTMENT STRATEGIES:  The portfolio invests, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of the Total Return Trust will normally vary within a three to six year time frame based on PIMCO's forecast for interest rates. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

     The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or if unrated, determined by PIMCO to be of comparable quality). The portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which PIMCO believes to be relatively undervalued.

     In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Total Return Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

     The types of fixed income securities in which the Total Return Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

      -- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
      -- corporate debt securities, including convertible securities and corporate commercial paper;
      --   mortgage-backed and other asset-backed securities;
      --   inflation-indexed bonds issued by both governments and corporations;
      --   structured notes, including hybrid or "indexed" securities,
      --   catastrophe bonds;
      --   loan participations;
      --   delayed funding loan and revolving credit facilities;
      -- bank certificates of deposit, fixed time deposits and bankers' acceptances;
      -- debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;
      --   repurchase agreements and reverse repurchase agreements;
      -- obligations of foreign governments or their subdivisions, agencies and instrumentalities; and
      --   obligations of international agencies or supranational entities.

     Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Total Return Trust may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions
     Total Return Trust may:

      -- purchase and sell options on domestic and foreign securities, securities indexes and currencies,
      --   purchase and sell futures and options on futures,
      --   purchase and sell currency or securities on a forward basis,
      -- enter into interest rate, index, equity and currency rate swap agreements.

     The Total Return Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. As a non-fundamental operating policy, PIMCO intends to use foreign currency-related strategic transactions in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the portfolio denominated in currencies other than the U.S. dollar. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may also invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 6.43% (for the quarter ended 09/30/2001) and the lowest return was -0.50% (for the quarter ended 06/30/2001).

[PERFORMANCE GRAPH]

2000                                                           10.5%
2001                                                            8.3%

                                                                One     Five      Life of     Date First
                                                               Year     Years    Portfolio    Available
 Total Return Trust Series I                                   8.28%     N/A       6.69%      05/01/1999

 Lehman Brothers Aggregate                                     8.42%     N/A       7.16%
 Bond Index(A)

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolios listed above. PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company.

     PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO had approximately $241.3 billion of assets under management as of December 31, 2001.

     The Portfolio Manager is:

      -- William H. Gross (since May, 1999). Mr. Gross is a Managing Director, Chief Investment Officer and founding partner of PIMCO. He is also a Chartered Financial Analyst.

INVESTMENT QUALITY BOND TRUST

SUBADVISER:  Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:   To provide a high level of current income consistent
                        with the maintenance of principal and liquidity.

INVESTMENT STRATEGIES:  Wellington Management seeks to achieve the portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets(plus any borrowings for investment purposes) in investment grade bonds. The portfolio will invest primarily in corporate bonds and U.S. government bonds with intermediate to longer term maturities.

     Wellington Management's investment decisions derive from a three-pronged analysis, including:

      --   sector analysis,
      --   credit research, and
      --   call protection.

     Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by Wellington Management, such as call protection (payment guarantees), an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall portfolio. Factors considered include:

      --   relative valuation of available alternatives,
      --   impact on portfolio yield, quality and liquidity, and
      --   impact on portfolio maturity and sector weights.

     Wellington Management attempts to maintain a high, steady and possibly growing income stream.

     At least 80% of the Investment Quality Bond Trust's assets are invested in bonds and debentures, including:

      -- marketable investment grade debt securities of U.S. and foreign issuers (payable in U.S. dollars) rated at the time of purchase "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's (or, if unrated, of comparable quality as determined by Wellington Management);
      -- securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities (described below under "Other Risks of Investing"); and
      -- cash and cash equivalent securities which are authorized for purchase by the Money Market Trust.

     The balance (no more than 20%) of the Investment Quality Bond Trust's assets may be invested in:

      -- U.S. and foreign debt securities rated below "Baa" or "BBB" by Standard & Poor's (and unrated securities of comparable quality as determined by Wellington Management),
      --   preferred stocks,
      -- convertible securities (including those issued in the Euromarket), and
      -- securities carrying warrants to purchase equity securities, privately placed debt securities, asset-backed securities and privately issued and commercial mortgage-backed securities.

     In pursuing its investment objective, the Investment Quality Bond Trust may invest up to 20% of its assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by Standard & Poor's (or, if unrated, are deemed of comparable quality as determined by Wellington Management). The high yield sovereign debt securities in which the portfolio will invest are described above under "Strategic Bond Trust." No minimum rating standard is required for a purchase of high yield securities by the portfolio. While the Investment Quality Bond Trust may only invest up to 20% of its assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the portfolio to exceed this 20% maximum.

     The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will, at most, invest 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Special Risks
     The Investment Quality Bond Trust will be subject to certain risks as a result of its ability to invest up to 20% in foreign securities. The principal risks of investing in the Investment Quality Bond Trust are described in the "Risk/Return Summary" in the beginning of this Prospectus.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests substantially all of its assets in fixed income securities, including non-investment grade fixed income securities. Because the portfolio invests in fixed income securities with intermediate to longer-term maturities, the portfolio will be more sensitive to interest rate changes than a portfolio that invests in fixed income securities with shorter maturities. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 6.50% (for the quarter ended 06/30/1995) and the lowest return was -4.04% (for the quarter ended 03/31/1994).

[PERFORMANCE GRAPH]

1992                                                            7.2%
1993                                                             10%
1994                                                           -4.6%
1995                                                           19.5%
1996                                                            2.6%
1997                                                            9.8%
1998                                                            8.7%
1999                                                           -1.8%
2000                                                            9.4%
2001                                                            7.3%

                                                                One    Five     Life of    Date First
                                                               Year    Years   Portfolio   Available
 Investment Quality Bond Trust Series I                        7.33%   6.59%     6.61%     06/18/1985
 Lehman Brothers Aggregate Bond Index                          8.42%   7.43%     7.23%
 Customized Benchmark(B)                                       8.82%   7.32%     7.41%

(A)Effective April 23, 1991, the portfolio changed its subadviser and investment objective. Performance reflects results prior to these changes.
(B)The Customized Benchmark is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index. The Customized Benchmark was prepared by the Adviser using Ibbotson Associates Software and Data.
(C)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. As of December 31, 2001, Wellington Management had investment management authority with respect to approximately $311.4 billion of client assets. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     The Portfolio Manager is:

      -- Thomas L. Pappas (since March, 1994). Mr. Pappas, Senior Vice President of Wellington Management, has been a portfolio manager with Wellington Management since 1987. He is a Chartered Financial Analyst.

DIVERSIFIED BOND TRUST

SUBADVISER:  Capital Guardian Trust Company ("CGTC"),

INVESTMENT OBJECTIVE:   To seek high total return as is consistent with the
                        conservation of capital.

INVESTMENT STRATEGIES:  The portfolio invests its assets in fixed income securities

     CGTC seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities. Securities that the portfolio may invest in include one or a combination of the following categories:

      -- fixed income securities rated at the time of purchase "Baa" or better by Moody's or "BBB" or better by Standard & Poor's or fixed income securities not rated by Moody's or Standard & Poor's deemed by CGTC to be of equivalent investment quality;
      -- up to 20% of the portfolio's assets in Eurodollar fixed income securities;
      -- securities issued or guaranteed by the U.S. Government, the Canadian Government or its Provinces, or their respective agencies and instrumentalities;
      -- interest bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit and other cash equivalents, and cash.

     The remaining 20% of the portfolio's assets may be invested in other fixed income securities, including securities rated below investment grade ratings described above. Fixed-income securities may include ADRs, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated.

     All portfolio investment percentages described above are measured at the time of purchase of a security for the portfolio

Use of Hedging and Other Strategic Transactions
     The Diversified Bond Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests in fixed income securities, including those rated below investment grade. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 6.09% (for the quarter ended 03/31/1991) and the lowest return was -2.49% (for the quarter ended 03/31/1994).

[PERFORMANCE GRAPH]

1992                                                            7.4%
1993                                                              9%
1994                                                           -1.8%
1995                                                           18.1%
1996                                                              7%
1997                                                           11.4%
1998                                                           10.7%
1999                                                            0.7%
2000                                                           10.3%
2001                                                            7.1%

                                                                One     Five      Ten     Date First
                                                               Year     Years    Years    Available
 Diversified Bond Trust Series I                               7.09%    7.97%    7.86%    08/03/1989

 Salomon Brothers Broad Investment                             8.52%    7.44%    7.28%
  Grade Bond Index(B)


(A)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     CGTC is located at 333 South Hope Street, Los Angeles, California 90071. CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC has been providing investment management services since 1968 and manages approximately $120.1 billion of assets as of December 31, 2001.

     The Portfolio Managers are:

      -- James R. Mulally (since May, 1999). Mr. Mulally is Senior Vice President, a Director, and Chairman of the Fixed Income Investment Sub-Committee for CGTC. He joined the Capital Group organization in 1980.

      -- John W. Ressner (since May, 1999). Mr. Ressner is Executive Vice President, Fixed Income Research Director, member of the Management Committee for Capital International Research Inc. He joined the Capital Group organization in 1988.

      -- Michael D. Locke (since December 2001). Mr. Locke is Vice President of Capital Research Company with portfolio specialist and research responsibilities for mortgage- and asset-backed securities and derivatives. He joined the Capital Group organization in 1996.

      -- Christine C. Cronin (since December 2001). Ms. Cronin is a Vice President of Capital Research Company with portfolio specialist responsibility for investment grade corporate bonds, and research responsibility for the airline, cruise, food, and financial services industries. She joined the Capital Group organization in 1997.

     A portion of the portfolio is managed by individual members of the research team.

U.S. GOVERNMENT SECURITIES TRUST

SUBADVISER:  Salomon Brothers Asset Management Inc ("SaBAM")

INVESTMENT OBJECTIVE:   To obtain a high level of current income consistent with
                        preservation of capital and maintenance of liquidity.

INVESTMENT STRATEGIES:  The portfolio invests a substantial portion of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities. The portfolio may also invest a portion of its assets in the types of securities in which the Investment Quality Bond Trust may invest.

     SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities including:

      -- mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;
      -- U.S. Treasury obligations (including repurchase agreements collateralized by U.S. Treasury obligations);
      -- obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government (including repurchase agreements collateralized by these obligations);
      -- mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and
      -- collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

     The U.S. Government Securities Trust must comply with diversification requirements established pursuant to the Code for investments of separate accounts funding contracts. Under these requirements, the value of the assets of the portfolio are subject to the following restrictions:

      -- no more than 55% of the value of the portfolio's assets may be represented by any one investment;
      -- no more than 70% of the value of the portfolio's assets may be represented by any two investments;
      -- no more than 80% of the value of the portfolio's assets may be represented by any three investments; and
      -- no more than 90% of the value of the portfolio's assets may be represented by any four investments.

     To determine the portfolio's compliance with the requirements above, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the U.S. Government Securities Trust may not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. Government agency or instrumentality.

Mortgage-Backed Securities
     See "Other Risks of Investing" for a description of mortgage-backed securities and the risks associated with investing in them.

Use of Hedging and Other Strategic Transactions
     The U.S. Government Securities Trust is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions." Specifically, the U.S. Government Securities Trust may:

      -- write covered call options and put options on securities and purchase call and put options on securities,
      -- write covered call and put options on securities indices and purchase call and put options on securities indices,
      --   enter into futures contracts on financial instruments and indices,
           and
      --   write and purchase put and call options on such futures contracts.

     It is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio
 -- While the portfolio invests a substantial portion of its assets in securities which are guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities, the market value of the portfolio could still decline due to interest rate changes. When interest rates decline, the market value of the portion of the portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to decline. Fixed-income securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities.
 -- Investing in mortgage backed securities subjects the portfolio to prepayment risk. Prepayment of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 5.40% (for the quarter ended 06/30/1995) and the lowest return was -2.02% (for the quarter ended 03/31/1992).

[PERFORMANCE GRAPH]

1992                                                            6.2%
1993                                                            7.6%
1994                                                           -1.2%
1995                                                           15.6%
1996                                                            3.4%
1997                                                            8.5%
1998                                                            7.5%
1999                                                           -0.2%
2000                                                           10.9%
2001                                                              7%

                                                                One    Five     Ten    Date First
                                                               Year    Years   Years   Available
 U.S. Government Securities Trust Series I                     7.03%   6.66%   6.41%   03/18/1988
 Salomon Brothers 1-10 Year Treasury Index                     8.12%   6.99%   6.61%

(A)Effective December 13, 1991, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.
(B)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

SUBADVISER AND PORTFOLIO MANAGERS
     SaBAM is a wholly-owned subsidiary of Citigroup Inc. (Citigroup). SaBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed income and equity investment advisory services for individual and institutional clients around the world, including European and Far East central banks, pension funds, endowments, insurance companies, and services as investment adviser to various investment companies. Citigroup is a diversified financial services company engaged in investment services, asset management, consumer finance and insurance services. As of December 31, 2001, SaBAM and its worldwide investment advisory affiliates manage approximately $31.5 billion in assets. SaBAM's business offices are located at 388 Greenwich Street, New York, NY 10013.

     In connection with SaBAM's service as Subadviser to the Strategic Bond Trust, SaBAM's London-based affiliate, Salomon Brothers Asset Management Limited ("SaBAM Limited"), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. SaBAM Limited is compensated by SaBAM at no additional expense to the Strategic Bond Trust. SaBAM Limited is a subsidiary of Salomon Smith Barney Holdings Inc, which is in turn a subsidiary of Citigroup. SaBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

     The Portfolio Manager is:

      -- Roger Lavan (since February, 1993). Mr. Lavan joined SaBAM in 1990 and is a Managing Director in the fixed income department. He is a Portfolio Manager responsible for SaBAM's investment company and institutional portfolios which invest primarily in mortgage-backed and U.S. government debt securities. He is a Chartered Financial Analyst.

     Assisted by:

      -- David Scott (since January, 1995). Mr. Scott is Managing Director and a Senior Portfolio Manager with SaBAM Limited in London with primary responsibility for managing long-term global bond portfolios. He also plays an integral role in developing strategy. Mr. Scott manages currency transactions and investments in non-dollar denominated securities for the Strategic Bond Trust.

      -- Peter Wilby (since February, 1993). Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Senior Portfolio Manager responsible for investment company and institutional portfolio investments in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities. He is a Chartered Financial Analyst and a Certified Public Accountant.

MONEY MARKET TRUST

SUBADVISER:  Manufacturers Adviser Corporation ("MAC")

INVESTMENT OBJECTIVE:  To obtain maximum current income consistent with preservation of principal and liquidity.

INVESTMENT STRATEGIES: The portfolio invests in high quality, U.S. dollar denominated money market instruments.

     MAC may invest the portfolio's assets in high quality, U.S. dollar denominated money market instruments of the following types:

      -- obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the portfolio must be payable in U.S. dollars);
      -- certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);
      -- commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which MAC acting pursuant to guidelines established by the Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality;
      -- corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);
      -- short-term obligations issued by state and local governmental issuers;
      -- securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and
      -- repurchase agreements with respect to any of the foregoing obligations.

     Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Trust and the note issuer. MAC monitors the creditworthiness of the note issuer and its earning power and cash flow. MAC will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

     All of the Money Market Trust's investments will mature in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the Money Market Trust seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Money Market Trust invests only in securities which the Trust's Board of Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Money Market Trust also intends to maintain, to the extent practicable, a constant per share net asset value of $10.00. There is no assurance that the portfolio will be able to do so.

     The Money Market Trust may invest up to 20% of its assets in any of the U.S. dollar denominated foreign securities described above. The Money market Trust is not authorized to enter into mortgage dollar rolls or warrants.

Use of Hedging and Other Strategic Transactions
     The Money Market Trust is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio
 -- An investment in the Money Market Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Trust seeks to preserve the value of a shareholder's investment at $10.00 per share, it is possible to lose money by investing in this portfolio. For example, the portfolio could lose money if a security purchased by the portfolio is downgraded and the portfolio must sell the security at less than the cost of the security.
 -- The portfolio may invest up to 20% of its assets in U.S. dollar denominated foreign securities which increases the risk of investing in the portfolio as described below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

Performance(A)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 1.52% (for the quarter ended 12/31/2000) and the lowest return was 0.49% (for the quarter ended 12/31/2001).

[PERFORMANCE GRAPH]

1992                                                            3.4%
1993                                                            2.7%
1994                                                            3.8%
1995                                                            5.6%
1996                                                            5.1%
1997                                                            5.2%
1998                                                              5%
1999                                                            4.6%
2000                                                            5.9%
2001                                                            3.6%

                                                                One     Five      Ten     Date First
                                                               Year     Years    Years    Available
 Money Market Trust Series I                                   3.59%    4.86%    4.48%    06/18/1985
 Salomon Brothers U.S. 90 Day T-Bill                           4.09%    5.02%    4.70%

(A)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.

     The 7 day yield of the Money Market Trust as of December 31, 2000 was
5.92%.

SUBADVISER AND PORTFOLIO MANAGERS
     MAC is a Colorado corporation. Its principal business at the present time is to provide investment management services to the portfolios listed above. MAC is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of December 31, 2001, MAC together with Manulife Financial had approximately $ billion of assets under management.

THE INDEX TRUSTS

     There are five Index Trusts - International Index, Small Cap Index, Mid Cap Index, Total Stock Market Index, and 500 Index (the "Index Trusts") - each with its own investment objective and policy. The Index Trusts differ from the actively managed portfolios described in this prospectus. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

     An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each Index Trust attempts to match the performance of a particular index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that MAC believes as a group will behave in a manner similar to the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, an Index Trust, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

-----------------------------------------------------------------------------------------------------------
     PORTFOLIO                  INVESTMENT OBJECTIVE                        INVESTMENT STRATEGY*
-----------------------------------------------------------------------------------------------------------
Small Cap Index      To seek to approximate the aggregate total  Invests, under normal market conditions, return of a small cap U.S. domestic equity  at least 80% of its net assets (plus any
                     market index                                borrowings for investment purposes) in (a)
                                                                 the common stocks that are included in the
                                                                 Russell 2000 Index and (b) securities
                                                                 (which may or may not be included in the
                                                                 Russell 2000 Index) that MAC believes as a
                                                                 group will behave in a manner similar to
                                                                 the index.
International Index  To seek to approximate the aggregate total  Invests, under normal market conditions,
                     return of a foreign equity market index     at least 80% of its net assets (plus any
                                                                 borrowings for investment purposes) in (a)
                                                                 the common stocks that are included in the
                                                                 MSCI EAFE Index and (b) securities (which
                                                                 may or may not be included in the MSCI
                                                                 EAFE Index) that MAC believes as a group
                                                                 will behave in a manner similar to the
                                                                 index.
Mid Cap Index        To seek to approximate the aggregate total  Invests, under normal market conditions,
                     return of a mid cap U.S. domestic equity    at least 80% of its net assets (plus any
                     market index                                borrowings for investment purposes) in (a)
                                                                 the common stocks that are included in the
                                                                 S&P 400 Index and (b) securities (which
                                                                 may or may not be included in the S&P 400
                                                                 Index) that MAC believes as a group will
                                                                 behave in a manner similar to the index.
Total Stock Market   To seek to approximate the aggregate total  Invests, under normal market conditions,
  Index              return of a broad U.S. domestic equity      at least 80% of its net assets (plus any
                     market index                                borrowings for investment purposes) in (a)
                                                                 the common stocks that are included in the
                                                                 Wilshire 5000 Index and (b) securities
                                                                 (which may or may not be included in the
                                                                 Wilshire 5000 Index) that MAC believes as
                                                                 a group will behave in a manner similar to
                                                                 the index.

-----------------------------------------------------------------------------------------------------------
     PORTFOLIO                  INVESTMENT OBJECTIVE                        INVESTMENT STRATEGY*
-----------------------------------------------------------------------------------------------------------
500 Index            To seek to approximate the aggregate total  Invests, under normal market conditions,
                     return of a broad U.S. domestic equity      at least 80% of its net assets (plus any
                     market index                                borrowings for investment purposes) in (a)
                                                                 the common stocks that are included in the
                                                                 S&P 500 Index and (b) securities (which
                                                                 may or may not be included in the S&P 500
                                                                 Index) that MAC believes as a group will
                                                                 behave in a manner similar to the index.
-----------------------------------------------------------------------------------------------------------

*"Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 3000(R)" and "Russell Midcap(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free(R)," "EAFE(R)" and "MSCI(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Use of Hedging and Other Strategic Transactions
     The Small Cap Index Trust, International Index Trust, and Total Stock Market may invest in Futures Contacts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

     The Mid Cap Index Trust and 500 Index Trust may invest in Futures Contracts and Depository Receipts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

Principal Risks of Investing in the Index Trusts
     Risks Applicable to All of the Index Trusts

      -- Since each of the Index Trusts are not actively managed, each Index Trust will generally reflect the performance of the index its attempts to track even in markets when this index does not perform well.

     Risks Applicable to the International Index Trust

      -- An investment in the International Index Trust involves risks similar to the risks of investing directly in the foreign securities in the MSCI EAFE Index. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Small Cap Index Trust

      -- An investment in the Small Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Russell 2000 Index which are primarily small and mid cap securities. The risks of investing in equity securities and the risks of investing in small and mid cap securities (small and medium companies) are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Mid Cap Index Trust

      -- An investment in the Mid Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Mid Cap Index. The risks of investing in equity securities and Mid Cap securities (medium size companies) are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Total Stock Market Index Trust

      -- An investment in the Total Stock Market Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Wilshire 5000 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the 500 Index Trust

      -- An investment in the 500 Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return and the lowest quarterly return for each Index Trust was as follows:

[PERFORMANCE GRAPH]

2001                                                            1.5%

                                                                One      Five      Life of     Date First
                                                                Year     Years    Portfolio    Available
 Small Cap Index Trust Series I                                 1.50%     N/A      -3.01%      05/01/2000
 Russell 2000 Index                                            -2.49%     N/A      -2.62%


[PERFORMANCE GRAPH]

2001                                                          -22.4%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 International Index Trust                                     -22.41%     N/A      -19.28%     05/01/2000
 MSCI EAFE Index                                               -21.21%     N/A      -18.28%


[PERFORMANCE GRAPH]

2001                                                           -1.7%

                                                                One      Five      Life of     Date First
                                                                Year     Years    Portfolio    Available
 Mid Cap Index Trust                                           -1.73%     N/A       3.14%      05/01/2000
 S&P MidCap 400 Index                                          -0.61%     N/A       3.05%

[PERFORMANCE GRAPH]

2001                                                          -11.4%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 Total Stock Market Index Trust                                -11.41%     N/A      -12.72%     05/01/2000
 Wilshire 5000 Index                                           -10.97%     N/A      -13.19%


[PERFORMANCE GRAPH]

2001                                                          -12.4%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 500 Index Trust                                               -12.37%     N/A      -13.01%     05/01/2000
 S&P 500 Index                                                 -11.88%     N/A      -13.06%

                                        HIGHEST QUARTERLY RETURN    QUARTER     LOWEST QUARTERLY RETURN    QUARTER
Small Cap Index                                  20.75%            12/31/2001           -20.98%           09/30/2001
International Index                               6.03%            12/31/2001           -14.31%           03/31/2001
Mid Cap Index                                    17.71%            12/31/2001           -16.53%           09/30/2001
Total Stock Market Index                         12.15%            12/31/2001           -15.87%           09/30/2001
500 Index                                        10.56%            12/31/2001           -14.78%           09/30/2001

(A)Series II shares were first offered January 28, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee.
(B)Since May, 2000, certain expenses of each of the Index Trusts (except the 500 Index Trust) were reimbursed. If such expenses had not been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS
     MAC manages each Lifestyle Trust. MAC is a Colorado corporation. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MAC is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of December 31, 2001, MAC together with Manulife Financial had approximately $82 billion of assets under management.

     The Portfolio Managers are:

      -- Martin Ayow (since May, 2000). Mr. Ayow joined MAC in 2000. He has been managing and hedging fixed income and equity exposures for Manulife Financial using financial derivatives since 1994. Prior to joining Manulife Financial, he was Senior Treasury Officer at the Ontario Hydro Treasury Division. He is a Chartered Financial Analyst.

      -- Ram Brahmachari (since December, 2000). Mr. Brahmachari joined MAC in 2000. He is a senior analyst on the team responsible for the management of the equity index portfolios at Manulife Financial. Prior to joining Manulife, was employed as an analyst at Nortel.

THE LIFESTYLE TRUSTS

SUBADVISER:  Manufacturers Adviser Corporation ("MAC").

     There are five Lifestyle Trusts (each of which is a fund of funds) - Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280. The Lifestyle Trusts differ from the portfolios previously described in that each Lifestyle Trust invests in a number of the other portfolios of the Trust which invest primarily in either equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Lifestyle Trust has a target percentage allocation between the two types of Underlying Portfolios (fixed income and equity). SSgA Funds Management, Inc. provides subadvisory consulting services to MAC in its management of the Lifestyle Trusts.

------------------------------------------------------------------------------------------------------------
        PORTFOLIO                     INVESTMENT OBJECTIVE                     INVESTMENT STRATEGIES
------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000     Long-term growth of capital. Current     The portfolio invests 100% of its
                              income is not a consideration.           assets in Underlying Portfolios which
                                                                       invest primarily in equity
                                                                       securities.
Lifestyle Growth 820          Long-term growth of capital. Current     The portfolio invests approximately
                              income is also a consideration.          20% of its assets in Underlying
                                                                       Portfolios which invest primarily in
                                                                       fixed income securities and
                                                                       approximately 80% in Underlying
                                                                       Portfolios which invest primarily in
                                                                       equity securities.
Lifestyle Balanced 640        A balance between a high level of        The portfolio invests approximately
                              current income and growth of capital,    40% of its assets in Underlying
                              with a greater emphasis on growth of     Portfolios which invest primarily in
                              capital.                                 fixed income securities and
                                                                       approximately 60% in Underlying
                                                                       Portfolios which invest primarily in
                                                                       equity securities.
Lifestyle Moderate 460        A balance between a high level of        The portfolio invests approximately
                              current income and growth of capital,    60% of its assets in Underlying
                              with a greater emphasis on income.       Portfolios which invest primarily in
                                                                       fixed income securities and
                                                                       approximately 40% in Underlying
                                                                       Portfolios which invest primarily in
                                                                       equity securities.
Lifestyle Conservative 280    A high level of current income with      The portfolio invests approximately
                              some consideration given to growth of    80% of its assets in Underlying
                              capital.                                 Portfolios which invest primarily in
                                                                       fixed income securities and
                                                                       approximately 20% in Underlying
                                                                       Portfolios which invest primarily in
                                                                       equity securities.
------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES
     The Lifestyle Trusts seek to provide a variety of comprehensive investment programs designed for differing investment orientations. Each program is implemented by means of selected long-term investment allocations among the Underlying Portfolios.

     The portfolios eligible for purchase by the Lifestyle Trusts consist of all of the non-Lifestyle Trusts. The Underlying Portfolios are grouped according to whether they invest primarily in fixed income securities or equity securities. The Underlying Portfolios investing primarily in fixed income securities are the:

         --   High Yield Trust                        --   Investment Quality Bond Trust
         --   Strategic Bond Trust                    --   Diversified Bond Trust
         --   Global Bond Trust                       --   U.S. Government Securities Trust
         --   Total Return Trust                      --   Money Market Trust

     The other Underlying Portfolios invest primarily in equity securities. Because substantially all of the securities in which the Lifestyle Trusts may invest are Underlying Portfolios, each of the Lifestyle Trusts is non-diversified for purposes of the 1940 Act.

     Variations in the target percentage allocations between the two types of Underlying Portfolios (fixed income and equity) are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 80% of assets in fixed income securities and 20% of assets in equity securities, the Lifestyle Conservative 280 Trust may have a fixed income/ equity allocation of 10%/90% or 30%/70%. Variations beyond the permissible deviation range of 10% are not permitted. However, in light of market or economic conditions, MAC may determine that the normal percentage limitations should be exceeded to protect the portfolio or to achieve the portfolio's objective.

     Within the prescribed percentage allocations, MAC selects the percentage levels to be maintained in specific portfolios. On each valuation day, the assets of each Lifestyle Trust are rebalanced to maintain the selected percentage level. MAC may from time to time adjust the percent of assets invested in any specific portfolios held by a Lifestyle Trust. Such adjustments may be made to increase or decrease the Lifestyle Trust's holdings of particular assets classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Trust's assets subject to the management of a particular subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

     Investors in any of the Lifestyle Trusts bear both the expenses of the particular Lifestyle Trust and indirectly the expenses of its Underlying Portfolios. Therefore, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a Lifestyle Trust instead of in the Lifestyle Trust itself. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MAC.

     None of the Lifestyle Trusts are authorized to enter into mortgage dollar rolls or invest in warrants.

Temporary Defensive Investing
     Although substantially all of the assets of the Lifestyle Trusts will be invested in shares of the Underlying Portfolios, the Lifestyle Trusts may invest up to 100% of their assets in cash or money market instruments of the type in which the Money Market Trust is authorized to invest for the purpose of:

      --   meeting redemption requests,
      --   making other anticipated cash payments, or
      -- protecting the portfolio in the event MAC determines that market or economic conditions warrant a defensive posture.

     To the extent a Lifestyle portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions.
     The Lifestyle Trusts are not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Lifestyle Trusts are not authorized to purchase warrants or indexed/structured securities or enter into mortgage dollar rolls.

Principal Risks of Investing in the Lifestyle Trusts
     The Lifestyle Trusts are ranked in order of risk. The Lifestyle Aggressive 1000 portfolio is the riskiest of the Lifestyle portfolios since it invests 100% of its assets in Underlying Portfolios which invest primarily in equity securities. The Lifestyle Conservative 280 portfolio is the least risky of the Lifestyle Trusts since it invests approximately 80% of its assets in Underlying Portfolios which invest primarily in fixed income securities. Each Lifestyle Trust is subject to the same risks as the Underlying Portfolios in which it invests. The principal risks of investing in each of the Lifestyle Trusts are:

      -- To the extent a Lifestyle Trust invests in Underlying Portfolios that invest primarily in equity securities, the portfolio will be subject to the risks of investing in equity securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
      -- To the extent a Lifestyle Trust invests in Underlying Portfolios that invest primarily in fixed income securities, the portfolio will be subject to the risks of investing in fixed income securities. Some of the fixed income portfolios may invest in non-investment grade securities. The risks of investing in fixed income securities, including non-investment grade securities, are set forth below under "Risks of Investing in Certain Types of Securities."
      -- Each of the Lifestyle portfolios is a non-diversified portfolio so that it may invest substantially all of its assets in other portfolios of the Trust. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies. In the case of the Lifestyle Trusts, this risk is greatly reduced since each Lifestyle Trust invests its assets in other portfolios of the Trust which have diverse holdings. See "Risks of Investing in Certain Types of Securities" for a complete definition of a non-diversified portfolio.

Performance(K)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     During the time period shown in the bar chart, the highest quarterly return and the lowest quarterly return for each Index Trust was as follows:

[PERFORMANCE GRAPH]

1997                                                           10.9%
1998                                                            4.9%
1999                                                           14.6%
2000                                                           -5.1%
2001                                                          -13.7%

                                                                 One       Five       Life of      Date First
                                                               Year(J)   Years(J)   Portfolio(J)   Available
 Lifestyle Aggressive 1000                                     -13.67%      N/A         1.78%      01/07/1997
 Russell 2000 Index(A)                                           2.49%      N/A         7.52%
 Russell 3000 Index(L)                                         -11.46%      N/A        10.14%
 Lifestyle Aggressive Composite Index(B)                       -11.49%      N/A         3.05%


[PERFORMANCE GRAPH]

1997                                                           13.8%
1998                                                            6.2%
1999                                                           16.6%
2000                                                           -3.1%
2001                                                             -9%

                                                                 One       Five       Life of      Date First
                                                               Year(J)   Years(J)   Portfolio(J)   Available
 Lifestyle Growth 820                                           -8.97%      N/A         4.48%      01/07/1997
 S&P 500 Index(A)                                              -11.88%      N/A        10.70%
 Lehman Brothers Government/                                     8.51%      N/A         7.36%
  Credit Bond Index
 Lifestyle Growth Composite Index(C)                            -7.62%      N/A         6.38%
 Lifestyle Growth Combined Index(D)                             -8.10%      N/A         5.82%


[PERFORMANCE GRAPH]

1997                                                           14.1%
1998                                                            5.7%
1999                                                           12.4%
2000                                                            2.5%
2001                                                           -4.7%

                                                                 One     Five     Life of    Date First
                                                                Year     Years   Portfolio   Available
 Lifestyle Balanced 640                                         -4.71%    N/A      5.80%     01/07/1997
 S&P 500 Index(A)                                              -11.88%    N/A     10.70%
 Lehman Brothers Government/                                     8.51%    N/A      7.36%
 Credit Bond Index
 Lifestyle Balanced Composite Index(E)                          -4.04%    N/A      7.30%
 Lifestyle Balanced Combined Index(F)                           -3.73%    N/A      6.80%

[PERFORMANCE GRAPH]

1997                                                           13.7%
1998                                                            9.8%
1999                                                            7.9%
2000                                                            4.3%
2001                                                           -1.1%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 Lifestyle Moderate 460                                         -1.09%     N/A       6.81%      1/07/1997
 S&P 500 Index(A)                                              -11.88%     N/A      10.70%

 Lehman Brothers Government/                                     8.51%     N/A       7.36%
 Credit Bond Index

 Lifestyle Moderate Composite Index(G)                           0.21%     N/A       7.85%
 Lifestyle Moderate Combined Index(H)                            0.33%     N/A       7.32%


[PERFORMANCE GRAPH]

1997                                                           12.2%
1998                                                           10.2%
1999                                                            4.2%
2000                                                            7.6%
2001                                                            3.3%

                                                                 One      Five      Life of     Date First
                                                                Year      Years    Portfolio    Available
 Lifestyle Conservative 280                                      3.30%     N/A       7.47%      1/07/1997

 Lehman Brothers Government/                                     8.51%     N/A       7.36%
 Credit Bond Index

 Lifestyle Conservative Composite Index(I)                       3.43%     N/A       6.07%
 Lifestyle Conservative Combined Index(J)                        4.35%     N/A       6.09%

                                        HIGHEST QUARTERLY RETURN    QUARTER     LOWEST QUARTERLY RETURN    QUARTER
Lifestyle Aggressive                             17.52%            12/31/1998           -17.78%           09/30/1998
Lifestyle Growth                                 13.90%            12/31/1998           -13.65%           09/30/1998
Lifestyle Balanced                               10.78%            12/31/1998           -10.36%           09/30/1998
Lifestyle Moderate                                8.36%            12/31/1998            -5.15%           09/30/1998
Lifestyle Conservative                            5.17%            06/30/1997            -0.53%           09/30/1998

(A)All since inception returns for the indices begin on the month-end closest to the actual inception date of the trust.
(B)The Lifestyle Aggressive Composite Index is a blend of returns of the previous benchmark, the Russell 2000 Index since inception through April 30, 1999 and the new blended benchmark (41% Russell 1000 Index, 27% Russell 2000 Index, and 32% MSCI EAFE Index) since May 1, 1999 and thereafter. The Lifestyle Aggressive Composite Index was prepared by the Adviser using Ibbotson Associates Software and Data.
(C)The Lifestyle Growth Composite Index is a blend of returns of the previous benchmark (20% Russell 1000 Index, 50% Russell 2500 Index, 10% MSCI EAFE Index, 15% Lehman Brothers Government/Credit Bond Index, 5% U.S. 30-day T-Bill) since inception through April 30, 1999 and the new blended benchmark (42% Russell 1000 Index, 17% Russell 2000 Index, 21% MSCI EAFE Index, 20% Lehman Brothers IT Government/Credit Bond Index) since May 1, 1999 and thereafter. The Lifestyle Growth Composite Index was prepared by the Adviser using Ibbotson Associates Software and Data.
(D)The Lifestyle Growth Combined Index is comprised of 20% of the return of the Russell 1000 Index, 50% of the Russell 2500 Index, 10% of the MSCI EAFE Index, 15% of the Lehman Brothers Government/Credit Bond Index, 5% of the US 30-day T-Bill. The Lifestyle Growth Combined Index was prepared by the adviser using Ibbotson Associates Software and Data. The Lifestyle Growth Combined Index was added to more accurately reflect the investment objective of the Trust.
(E)The Lifestyle Balanced Composite Index is a blend of returns of the previous benchmark (25% Russell 1000 Index, 30% Russell 2500 Index, 5% MSCI EAFE Index, 30% Lehman Brothers Government/Credit Bond Index, 10% U.S. 30-day T-Bill) since inception through April 30, 1999 and the new blended benchmark (35% Russell 1000 Index, 10% Russell 2000 Index, 15% MSCI EAFE Index, 35% Lehman Brothers IT Government/Credit Bond Index, and 5% of the 3-month Treasury Bill) since May 1, 1999 and thereafter. The Lifestyle Balanced Composite Index was prepared by the Adviser using Ibbotson Associates Software and Data.
(F)The Lifestyle Balanced Combined Index is comprised of 25% of the return of the Russell 1000 Index, 30% of the Russell 2500 Index, 5% of the MSCI EAFE Index, 30% of the Lehman Brothers Government/Credit Bond Index, 10% of the US 30-day T-Bill. The Lifestyle Balanced Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Lifestyle Balanced Combined Index was added to more accurately reflect the investment objective of the Trust.

(G)The Lifestyle Moderate Composite Index is a blend of returns of the previous benchmark (25% Russell 1000 Index, 10% Russell 2500 Index, 5% MSCI EAFE Index, 35% Lehman Brothers Government/Credit Bond Index, 25% U.S. 30-day T-Bill) since inception through April 30, 1999 and the new blended benchmark (22% Russell 1000 Index, 8% Russell 2000 Index, 10% MSCI EAFE Index, 50% Lehman Brothers IT Government/Credit Bond Index, and 10% of the 3-month Treasury Bill) since May 1, 1999 and thereafter. The Lifestyle Moderate Composite was prepared by the Adviser using Ibbotson Associates Software and Data.
(H)The Lifestyle Moderate Combined Benchmark is comprised of 25% of the return of the Russell 1000 Index, 10% of the Russell 2500 Index, 5% of the MSCI EAFE Index, 35% of the Lehman Brothers Government/Credit Bond Index, 25% of the US 30-day T-Bill. Combined Benchmark was prepared by the Adviser using Ibbotson Associates Software and Data. The Lifestyle Moderate Combined Benchmark was added to more accurately reflect the investment objective of the Trust.
(I)The Lifestyle Conservative Composite Index is a blend of returns of the previous benchmark, the Lehman Brothers Government/Credit Bond Index since inception through April 30, 1999 and the new blended benchmark (15% Russell 1000 Index, 5% MSCI EAFE Index, 65% Lehman Brothers IT Government/Credit Bond Index, and 15% of the 3-month Treasury Bill) since May 1, 1999 and thereafter. The Lifestyle Conservative Composite Index was prepared by the Adviser using Ibbotson Associates Software and Data.
(J)The Lifestyle Conservative Combined Index is a blend of returns of the previous benchmark, the Lehman Brothers Government/Credit Bond Index since inception and the Policy Weight Benchmark (10% Russell 1000 Index, 5% MSCI EAFE Index, 25% Lehman Brothers IT Government/Credit Bond Index, 2% Lehman Brothers LT Government/Credit Bond Index, 30% Lehman Brothers 1-3 Year Government Bond Index, 8% Salomon Brothers High Yield Index, 5% NAREIT Index, 15% Salomon Brothers T-Bill) since May 1, 1999 and thereafter. The Lifestyle Conservative Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Lifestyle Conservative Combined Index is being added to more accurately reflect the investment objective of the Trust.
(K)During the time periods shown below, a portion of the Lifestyle Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.
(L)The Russell 3000 Index was added to more accurately reflect the investment objective of the Trust.

SUBADVISER AND PORTFOLIO MANAGERS
     MAC manages each Lifestyle Trust. MAC is a Colorado corporation. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MAC is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of December 31, 2001, MAC together with Manulife Financial had approximately $82 billion of assets under management.

     A committee of MAC investment personnel manages each Lifestyle Trust.

SMALL-MID CAP GROWTH TRUST

SUBADVISER:  Navellier Management, Inc. ("NMI")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests principally in equity securities of fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.

     The Small-Mid Cap Growth Trust will invest principally in (a) common stocks or (b) in securities convertible into common stocks or securities carrying rights or warrants to either purchase common stock or to participate in earnings. The portfolio will invest, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.

     In selecting investments, NMI utilizes a dynamic and objective, "bottom-up" quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics. The investment process focuses on several variables including, but not limited to:

      --   earnings growth,
      --   reinvestment rate,
      --   profit margin expansion,
      --   return on equity and,
      --   "reward/risk ratios"

     Investments are made primarily in securities listed on national securities exchanges, but the Small-Mid Cap Growth Trust may purchase securities traded in the U.S. over-the-counter market. The Small-Mid Cap Growth Trust may invest in the following types of foreign securities:

      --   U.S. dollar denominated obligations of foreign branches of U.S.
           banks,
      -- securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market,
      -- securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ, and
      -- securities denominated in U.S. dollars but issued by non U.S. issuers under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency).

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities with emphasis on medium-sized and smaller emerging growth companies. The risks of investing in equity securities and small and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."
 -- NMI utilizes computer models in determining a company's potential to provide an above average rate of return. If the computer model is not correct, the securities of the company purchased by the portfolio may not increase in value and could even decrease in value.

 -- The companies selected by NMI are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than other small-mid cap securities.
 -- The portfolio may invest up to 100% of its assets in U.S. dollar denominated foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the risks of maintaining assets in a foreign country described in this section.

Performance
Performance is not provided for the Small-Mid Cap Growth Trust since it commenced operations in July, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     NMI manages the Small-Mid Cap Growth Trust. NMI is a Delaware corporation whose principal business at the present time is to provide investment management services to the Navellier Performance Funds and the Navellier Millennium Funds. NMI is a sub-chapter S corporation affiliated with Navellier & Associates, Inc., Navellier Hedge Management Inc., and Navellier Fund Management, Inc. and is controlled by its founder, President and CIO Louise G. Navellier. The address of NMI is One East Liberty, Third Floor, Reno, NV 89501. As of December 31, 2001, NMI together with its affiliates has approximately $4.4 billion of assets under management.

     The Portfolio Managers are:

      -- Louis G. Navellier (since July, 2001). Mr. Navellier is the founder, President and CIO of Navellier which was founded in 1987. Mr. Navellier oversees all aspects of investment research and strategy at Navellier. Mr. Navellier has provided investment strategies to individuals, pension funds and institutional portfolios since 1985. He obtained his B.S. in Finance and his M.B.A. from the California State University, Hayward.

      -- Alan Alpers (since July, 2001). Mr. Alpers is Director of Research/Senior Portfolio Manager for Navellier and is responsible for coordinating much of the quantitative analysis and portfolio allocation procedures for portfolio management. Prior to joining Navellier in 1989, he was employed by E.F. Hutton's Consulting Services Department where he evaluated, monitored and performed due diligence on various money management firms. Mr. Alpers is a Chartered Financial Analyst. He obtained his B.S. in Economics from the University of California, Davis and his M.B.A. from California State University, Sacramento.

SMALL-MID CAP TRUST

SUBADVISER: Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick")

INVESTMENT OBJECTIVE:  To achieve long-term capital appreciation, with dividend income as a secondary consideration.

INVESTMENT STRATEGIES: The portfolio managers follow a Quality at a Reasonable
                       Price investing strategy. We use a disciplined bottom-up, fundamental research approach to identify companies with rising free cash flow, high reinvestment rate and strong financial characteristics.

     The Kayne Anderson Rudnick investment philosophy is that superior risk-adjusted returns can be achieved through investment in high-quality companies at a reasonable price. We use a disciplined bottom-up, fundamental research approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. We engineer our Small-Mid Cap Portfolio to assure that each stock selection contributes to an overall portfolio that exhibits higher quality, superior growth, and better value than the Russell 2500(TM) Index.

     Our investment process involves screening a broad universe of 8,000 companies for the following criteria:

      --   High profitability

      --   Rising free cash flow

      --   Strong, consistent growth

      --   Low-debt balance sheet.

     The investment team subjects the approximately 250 companies that pass these screens to in-depth fundamental research involving a three-step process of qualitative, financial and valuation analyses. The portfolio manager and research analysts then create a focus list of 75 to 100 securities that merit more intensive fundamental research. The goal is to develop independent conviction in the sustainability of a company's competitive advantages, management commitment to shareholders, and expected return.

     Our portfolios consist of 25 to 35 positions. the individual security selection is complemented by a sector allocation discipline to avoid over-concentration in any single sector. We use the Russell(TM) Index as a guide for determining sector weightings. We will typically deviate within 10% from the Index. There is an additional company limit of 3% (at cost) of any one issue. Individual securities may appreciate up to 6 to 7% of the portfolio at market, in which case the portfolio manager will consider re-balancing the portfolio. We have an intermediate to long-term investment horizon of three to four years as we invest in companies that our research indicates possess sustainable competitive advantages, resulting in our low annual turnover of less than 30%.

PRINCIPAL RISKS OF INVESTING IN THIS PORTFOLIO

 -- The portfolio is managed based on proprietary analytical tools and techniques developed by the subadviser. There is no guarantee that such management tools an techniques will correctly predict earnings growth, or enable the portfolio to achieve its investment objective.

PERFORMANCE

     Performance is not provided for the Small-Mid Cap Trust since it commenced operations in July 2002.

SUBADVISER AND PORTFOLIO MANAGERS
     Kayne Anderson Rudnick Investment Management (KAR) was founded in 1984 by two successful entrepreneurs, Richard Kayne and John Anderson, to manage the funds of its principals and clients through non-traditional investment partnerships. The traditional investment management business conducted by Kayne Anderson Rudnick Investment Management began in 1989 when Allan Rudnick, president and chief investment officer, joined the firm. Mr. Rudnick has been an investment analyst and portfolio manager for over 35 years. On December 1, 2000, the name of the firm officially changed from Kayne Anderson Investment Management to Kayne Anderson Rudnick Investment Management to recognize Mr. Rudnick's contributions to the firm's success and growth. Since inception, the firm has followed a philosophy of quality at a reasonable price investing, or "QARP."

     As of December 31, 2001, Kayne Anderson Rudnick and approximately $7.6 billion in assets under management. The address of Kayne Anderson Rudnick is 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

     In November 2001, Kayne Anderson Rudnick Investment Management, LLC, announced that it signed a definitive agreement to sell a majority interest in the company to Phoenix Investments Partners, Ltd., the wholly-owned asset-management subsidiary of The Phoenix Companies, Inc. (NYSE: PNX). The transaction was completed on January 29, 2002. Under the new agreement between Phoenix Investment Partners ("Phoenix") and Kayne Anderson Rudnick, Phoenix purchased an initial 60-percent interest in Kayne Anderson Rudnick on January 29, 2002. This ownership interest will increase to 75-percent in the year 2007. The remaining 25-percent ownership will be recycled among key executives and investment personnel of Kayne Anderson Rudnick key professionals, ensuring that the employees maintains a significant-ownership interest.

     The Portfolio Manager's are:

      -- ROBERT A. SCHWARZKOPF, is managing director of Small Cap Equity, co-portfolio manager for the Small and Mid Cap Equity Portfolios, and a member of the Investment Committee. He has more than 22 years of equity research experience. Before joining Kayne Anderson Rudnick in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional BankShares. He earned a B.S. and M.S. in Mathematics from the University of Miami. Mr. Schwarzkopf is a Chartered Financial Analyst charterholder and a member of the Los Angeles Society of Financial Analysts.

      -- SANDI L. GLEASON, co-portfolio manager for the Small and Mid Cap Equity Portfolios, and member of the Investment Committee. She has more than eight years of equity research experience. Before joining Kayne Anderson Rudnick in 1993, Ms. Gleason was a senior consultant with Peterson Consulting Limited Partnership, a national litigation consulting firm. Ms. Gleason earned a B.S. in Business and Public Administration from the University of Arizona. She is a Chartered Financial Analyst charterholder and a member of the Los Angeles Society of Financial Analysts.

INTERNATIONAL EQUITY SELECT TRUST

SUBADVISER:  Lazard Asset Management

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities. The portfolio will invest primarily in American Depository Receipts and common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East(R) Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.

     The Portfolio will generally invest at least 80% of its total assets in equity securities, including American Depository Receipts, of companies located in at least three different foreign countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on Lazard's judgment and its analysis of market conditions. However, Lazard currently intends to invest the Portfolio's assets primarily in companies based in developed markets. The portfolio manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Lazard's expectations.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance
Performance is not provided for the International Equity Select Trust since it commenced operations in July, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     Lazard manages the International Equity Select Trust. Lazard is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $65.7 billion as of December 31, 2001. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

     The Portfolio Managers are:

      -- Herbert W. Gullquist (since July, 2001). Mr. Gullquist is a Vice Chairman and Managing Director of Lazard Freres and Chief Investment Officer of Lazard. He joined Lazard in 1982. Before joining Lazard he was a general partner of Oppenheimer & Company Inc. and a managing director and the chief investment officer of Oppenheimer Capital Corp. Mr. Gullquist has 39 years of investment experience and a BA from Northwestern University.

      -- John R. Reinsberg (since July, 2001). Mr. Reinsberg is a Managing Director of Lazard Freres. He joined Lazard in 1991. Before joining Lazard he was an executive vice president with General Electric Investment Corporation. Mr. Reinsberg has 19 years of investment experience, a BA from the University of Pennsylvania and an MBA from Columbia University.

      -- Ronald Saba (since July, 2001). Mr. Saba is a portfolio manager/analyst of Lazard Freres. He joined Lazard in 1996. Before joining Lazard he was a senior vice president, portfolio manager/analyst with Brandes Investment Partners, Inc. Mr. Saba has 24 years of investment experience and a M.B.A. from the University of Chicago Graduate School of Business and a Bachelor of Commerce from McGill University, Montreal.

     The International Equity Select Trust is also managed by a portfolio management team.

SELECT GROWTH TRUST

SUBADVISER:  Roxbury Capital Management, LLC ("Roxbury")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in large cap equity securities. Roxbury defines large cap equity securities as securities of companies with at least $2 billion in market cap. The portfolio may also invest up to 20% of its assets in mid cap securities and in securities of any market cap where Roxbury believes there are prospects significant appreciation in the price of the security (for example, in corporate restructurings).

     The Select Growth Trust invests primarily in large cap equity securities. Roxbury defines large cap equity securities as securities of companies with at least $2 billion in market cap. The portfolio may also invest up to 20% of its assets in mid cap securities and in securities of any market cap where Roxbury believes there are prospects significant appreciation in the price of the security (for example, in corporate restructurings).

     Roxbury's investment approach combines growth stock investing with a proprietary valuation discipline with the goal of creating portfolios of high quality companies with the potential for high return and prudent control of risk.

     Roxbury's investment philosophy is built upon three fundamental principles.

1.  QUALITY COMPANIES

     History has shown that only a few companies dominate their industries year after year and consistently build wealth for shareholders. Unique business models or franchises allow these companies to generate cash flow significantly in excess of the capital required to run their businesses and often correspond with increased market share, expanding margins and visionary management. Companies that exhibit such characteristics offer earnings predictability, a margin of safety and solid performance in volatile markets. Roxbury will seek to choose securities of such companies for the Select Growth Trust.

2.  GROWTH CRITERIA

     Roxbury's investment approach is based on their belief that, over time, stock prices follow earnings growth. Therefore, Roxbury seeks companies that can generate sustainable earnings and cash flow growth significantly higher than market averages.

3.  VALUATION DISCIPLINE

     Roxbury's investment approach is also based on their belief that valuation multiples, such as price/earnings ratios, are lagging indicators of wealth creation, and thus have only limited application to their investment selection process. Roxbury focuses on Return on Invested Capital (ROIC), which measures a company's ability to generate excess free cash flow. ROIC enables Roxbury to compare the fundamental strength of a business relative to its current stock price to find attractively prices securities.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance
Performance is not provided for the Select Growth Trust since it commenced operations in July, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     Roxbury manages the Select Growth Trust. Anthony H. Browne and Harry B. Wilson founded Roxbury Capital Management, LLC's predecessor, Roxbury Capital Management in 1986. On July 31, 1998, Roxbury Capital Management entered into a strategic partnership with affiliates of Wilmington Trust Company. A Wilmington affiliate owns 100% preferred interests, and Roxbury Capital Management and two principals, Anthony H. Browne and Kevin P. Riley own 89% common interests in Roxbury Capital Management, LLC ("Roxbury"). The firm continues to be managed by Roxbury principals and employees and significant incentives are in place to insure continuity of management and the firm's proven investment philosophy. Roxbury is located at 100 Wilshire Blvd, Suite 600, Santa Monica, California 90401. As of December 31, 2001, Roxbury's assets under management were approximately $5.7 billion.

     The Portfolio Managers are:

      -- Anthony H. Browne (since July, 2001). Mr. Browne is a co-founder and Co-Chief Investment Officer of Roxbury Capital Management and is currently a Senior Managing Director and Co-Chief Investment Officer, Portfolio Management. He oversees all aspects of Roxbury's investment and portfolio management process. Tony has 30 years of experience in the investment management field. Prior to founding Roxbury in 1986, he was President and Chief Investment Officer of CMB Investment Counselors, a Los Angeles firm with $3 billion under management. He began his career with Tweedy Browne & Co. Mr. Browne obtained his M.B.A. from Harvard Graduate School of Business and his B.A. from Harvard College.

      -- David P. Garza (since July, 2001). Mr. Garza joined Roxbury in 1994. He is currently a Managing Director of Research/Portfolio Management. He is also co-manager of Roxbury's Socially Responsible portfolios and has research responsibilities in the consumer products group. Prior to joining Roxbury, Mr. Garza was a senior accountant with Ernst & Young's Entrepreneurial Services Group.

      -- David C. Kahn (since July, 2001). Mr. Kahn is a Managing Director, Portfolio Management/Client Service for Roxbury. Prior to joining Roxbury in 1994, he was a Vice President with the Investment Management Consulting Groups of both CIBC Oppenheimer and Salomon Smith Barney. Mr. Kahn's experience also includes seven years with a New York-based proxy solicitor and merger strategist, where he developed and ran a division providing defense strategy and investor relations, consulting Fortune 1000 companies. Mr. Kahn obtained his M.B.A. for New York University and his B.A. for Bucknell University.

      -- Kevin P. Riley (since July, 2001). Mr. Riley joined Roxbury in 1986, its first year of operation. As Senior Managing Director and Co-Chief Investment Officer Portfolio Management, he oversees all aspects of Roxbury's investment research process, and is co-chairman of Roxbury's investment committee. Prior to joining Roxbury, Mr. Riley was Assistant to the Chairman and Manager of Equities at SunAmerica, Inc., a Vice President with Western Asset Management and Director of Institutional Research for a brokerage/money management firm. Mr. Riley obtained his M.B.A. from the University of California, Los Angeles and his B.A. (magna cum laude) from Claremont McKenna College. He is a Chartered Financial Analyst.

GLOBAL EQUITY SELECT TRUST

SUBADVISER:  Lazard Asset Management ("Lazard")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolios net assets (plus any borrowings for investment purposes) in equity securities. The portfolio will invest primarily in American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) World(R) Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.

     The Global Equity Select Trust invests primarily in equity securities, including American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) World(R) Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.

     The portfolio generally invests at least 80% of its total assets in equity securities, including American and Global Depository Receipts, of companies located in at least four different countries, including the United States. The allocation of the portfolio's assets among geographic regions may shift from time to time based on the Lazard's judgment and its analysis of market conditions. The portfolio manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Lazard's expectations.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."
 -- The portfolio may invest in equity securities of small and medium-sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance
Performance is not provided for the Global Equity Select Trust since it commenced operations in July, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     Lazard manages the Global Equity Select Trust. Lazard, a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $65.7 billion as of December 31, 2001. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

     The Portfolio Managers are:

      -- Herbert W. Gullquist (since July, 2001). Mr. Gullquist is a Vice Chairman and Managing Director of Lazard Freres and Chief Investment Officer of Lazard. He joined Lazard in 1982. Before joining Lazard he was a general partner of Oppenheimer & Company Inc. and a managing director and the chief investment officer of Oppenheimer Capital Corp. Mr. Gullquist has 39 years of investment experience and a BA from Northwestern University.

      -- John R. Reinsberg (since July, 2001). Mr. Reinsberg is a Managing Director of Lazard Freres. He joined Lazard in 1991. Before joining Lazard he was an executive vice president with General Electric Investment Corporation. Mr. Reinsberg has 19 years of investment experience, a BA from the University of Pennsylvania and an MBA from Columbia University.

      -- Ronald Saba (since July, 2001). Mr. Saba is a portfolio manager/analyst of Lazard Freres. He joined Lazard in 1996. Before joining Lazard he was a senior vice president, portfolio manager/analyst with Brandes Investment Partners, Inc. Mr. Saba has 24 years of investment experience and a M.B.A. from the University of Chicago Graduate School of Business and a Bachelor of Commerce from McGill University, Montreal.

     The International Equity Select Trust is also managed by a portfolio management team.

CORE VALUE TRUST

SUBADVISER:  Rorer Asset Management, LLC ("Rorer")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $1 billion at the time of purchase. Rorer seeks to select securities for the portfolio which it believes to be undervalued relative to the stock market in general.

     Rorer seeks to achieve the portfolio's objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $1 billion at the time of purchase. Rorer seeks to select securities for the portfolio which it believes to be undervalued relative to the stock market in general.

     The Rorer approach to stock selection starts with a quality universe of those stocks that are included in the S&P 500 Index and the Russell 1000 Index that are U.S. domiciled, have five years of trading history and a market capitalization in excess of $1 billion. These companies are subjected to a rigorous quantitative screening process designed to filter out a list of potential purchase candidates based on two factors: attractive valuation and earnings momentum. The valuation methodology identifies the equities of those companies trading below historic valuation norms relative to the market as defined by the S&P 500. The earnings momentum measure identifies those companies, which are experiencing upward estimate revisions from the analytical community and, thereby, have the best potential to provide positive earnings.

     Buy: After the screening process is complete, fundamental and economic analysis is performed on those 75-100 companies, which meet the valuation, earnings momentum and portfolio guidelines. This fundamental analysis is extensive in scope and rigorous in its discipline. The analysis of each company's fundamentals, including interest rate and business cycle analysis and trading liquidity, is always considered as a whole before the time of purchase.

     Sell: The Rorer sell process is highly disciplined. In its implementation, it seeks to realize substantial profits after they have been earned or, conversely, to conserve capital when circumstances so dictate. Specifically, an upside price objective is established at the time of purchase. This price target is set at a level that the stock is reasonably expected to achieve within an 18-24 month time frame. Alternatively, a stock will be sold if its fundamentals fail to meet expectations or if its position exceeds our industry and position weighting limits.

     Portfolio Design: The foregoing research process results in a portfolio of approximately 30-40 companies. In addition, exposure in any single industry is generally limited, under normal market conditions, to approximately 20% of the total value of the portfolio.

Temporary Defensive Investing
     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Core Value Trust may place all or a portion of its assets in cash or cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited. The Core Value Trust seeks to maintain no more than 10% of its assets in cash or cash equivalents during normal market conditions and it anticipates that no more than 5% of its assets will be invested in cash or cash equivalents under normal market conditions.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The price of the securities purchased by the portfolio will increase if other investors in the stock market subsequently believe that the securities are undervalued and are willing to pay a higher price for them. If other investors in the stock market continue indefinitely to undervalue these securities, or if in fact these securities are not undervalued, the value of the portfolio may decline.

Performance
Performance is not provided for the Core Value Trust since it commenced operations in July, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     Rorer manages the Core Value Trust. Rorer, located at One Liberty Place, Philadelphia, Pennsylvania 19103, is a 24-year old firm which as of December 31, 2001 managed approximately $12.2 billion in assets primarily through a Large Cap Value discipline. Rorer focuses on high quality, but currently "out of favor" securities with strong fundamentals, which are positioned for growth. The most significant factor that distinguishes Rorer from its peers is its strong sell discipline. Rorer is 65% owned by Affiliated Managers Group.

     The Portfolio Managers are:

      -- Edward C. Rorer (since July, 2001). Mr. Rorer founded Rorer in 1978 and is the firm's Chairman & Chief Investment Officer. He received his M.B.A. from the University of Pennsylvania and his B.A. from Trinity College.

      -- James G. Hesser (since July, 2001). Mr. Hesser joined Rorer in 1992 and is currently its President. He received his B.A. from Rider University.

      -- Clifford B. Storms, Jr. CFA, EVP (since July, 2001). Mr. Storms joined Rorer in 1990 and is the firm's Director of Research. He received his M.B.A. from the University of North Carolina at Chapel Hill and his B.A. from Dickinson College.

HIGH GRADE BOND TRUST

SUBADVISER:  Allegiance Capital, Inc. ("Allegiance")

INVESTMENT OBJECTIVE:  To maximized total return, consistent with the preservation of capital and prudent investment management.

INVESTMENT STRATEGIES: Allegiance seeks to attain the portfolio's investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade, fixed income securities of varying maturities.

     The High Grade Bond Trust invests primarily (at least 80% under normal market conditions) in investment grade, fixed income securities of varying maturities. Investment grade fixed income securities include, but are not limited to:

      -- Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities such as GNMA, FNMA and FHLMC pass through certificates (U.S. Government Obligations"),
      -- U.S. domestic corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or securities of comparable quality as determined by Allegiance),
      -- Commercial mortgage-backed securities and asset-backed securities rated Aaa or higher by Moody's or AAA or higher by S&P (or securities of comparable quality as determined by Allegiance).

     In managing the portfolio, Allegiance expects to maintain an average duration of five to six years. (Duration is a mathematical calculation widely used by fixed income managers to measure the potential volatility of individual fixed income securities and/or a portfolio of fixed income securities, to changes in the level of interest rates.) Variations in this range will generally be based on Allegiance's perception of current trends for the U.S. economy and the level of U.S. interest rates.

     In managing the portfolio, Allegiance may allocate the portfolio assets to several of the various sectors of the fixed income market including those listed above. Adjustments among these sectors will be made based on the trends of spread movements in the yields of each sector to the yield of the U.S. Treasury securities. As the spread in yields of sectors widens to the level of yield for U.S. Treasuries, those sectors may be removed or reduced in size within the portfolio. For those sectors in which their spread in yields to the yield of U.S. Treasuries narrows, those sectors may be increased in size as a component in the portfolio.

     In managing the portfolio, Allegiance will determine the mix of maturities of securities purchased by the portfolio in order to attempt to maintain an average portfolio duration of five to six years. Maturities of securities for a particular duration will vary depending on changes (or perceived changes) in the slope of the yield curve for U.S. securities. The slope of the yield curve will generally flatten (narrow as to the difference in yield of 2-year to 30-year Treasury issues) when the Federal

Reserve is raising interest rate levels (or the perception of a need to raise interest rates exists). In such a case, the maturities of securities will be adjusted to a barbell of short and long maturity issues, with the average duration being in the five to six year range. The slope of the yield curve will generally steepen (widen as to the difference in the yield of 2-year to 30-year Treasury issues) when the Federal Reserve is easing interest rates (or the perception of the need to ease interest rates exists). In such a case, the maturities of securities will generally be focused intermediate issues in the three-year to ten-year range.

Principal Risks of Investing in this Portfolio
 -- The portfolio invests substantially all its assets in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance
Performance is not provided for the High Grade Bond Trust since it commenced operations in July, 2001.

SUBADVISER AND PORTFOLIO MANAGERS
     Allegiance manages the High Grade Bond Trust. Allegiance, located at 300 Pacific Coast Highway, Suite 405, Huntington Beach, California 92648 is a California corporation. Allegiance's sole business is to provide fixed income investment services to clients. Allegiance is privately owned by 34 employees and two non-employee investors. As of December 31, 2001, Allegiance had over $2.625 billion of fixed income assets under management for clients.

     The Portfolio Manager is:

      -- William Mawhorter (since July, 2001). Mr. Mawhorter, Chief Investment Officer and Chairman of Allegiance, co-founded Allegiance in November of 1988. Mr. Mawhorter has 32 years of fixed income investment experience. Prior to founding Allegiance, Mr. Mawhorter was Chief Investment Officer of Govaars and Associates.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table included with each portfolio description is intended to help investors understand the financial performance of the portfolio for the past five years (or since inception in the case of a portfolio in operation for less than five years. Certain information reflects financial results for a single share of a Trust portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Trust portfolio (assuming reinvestment of all dividends and distributions). The financial statements of the Trust as of December 31, 2001, have been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP is included, along with the Trust's financial statements, in the Trust's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

     The performance information included in the "Financial Highlights" does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

ADDITIONAL INFORMATION

     Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

     Additional information about the Trust is also contained in the Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus. The annual and semi-annual reports, the Statement of Additional Information and other information about the Trust are available upon request and without charge by writing the Trust at 73 Tremont Street, Boston, MA 02108 or calling the Trust at (800) 344-1029. Shareholder inquiries should also be directed to this address and phone number.

     Information about the Trust (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section in Washington D.C. 20549-0102.

       The Trust's Investment Company and 1933 Act File Numbers are 811-4146 and
                                                                         2-94157
                                                                   MIT.PRO5/2002

                                     PART B

                       Statement of Additional Information

                       STATEMENT OF ADDITIONAL INFORMATION

                         MANUFACTURERS INVESTMENT TRUST

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectuses dated May 1, [2002, AS AMENDED OCTOBER 2,] 2002, which may be obtained from Manufacturers Investment Trust, 73 Tremont Street, Boston, Massachusetts 02108. The Annual Report dated December 31, 2001 [FOR MANUFACTURERS INVESTMENT TRUST AND THE SEMI ANNUAL REPORT DATED JUNE 30, 2002] for Manufacturers Investment Trust is incorporated by reference into the Statement of Additional Information. The Annual Report is available upon request and without charge by calling (800) 344-1029.


The date of this Statement of Additional Information is October 7, 2002.

                                TABLE OF CONTENTS

INVESTMENT POLICIES                                                                                       4
          Money Market Instruments                                                                        4
          U.S. Government and Government Agency Obligations                                               4
          Canadian and Provincial Government and Crown Agency Obligations                                 4
          Certificates of Deposit and Bankers' Acceptances                                                5
          Commercial Paper                                                                                5
          Corporate Obligations                                                                           6
          Repurchase Agreements                                                                           6
          Foreign Repurchase Agreements                                                                   6
          Other Instruments                                                                               7
         Warrants                                                                                         7
          Reverse Repurchase Agreements                                                                   7
          Mortgage Securities                                                                             7
          Asset-Backed Securities                                                                         10
          Zero Coupon Securities, Deferred Interest Bond and Pay-in-Kind Bonds                            11
          Loans and Other Direct Debt Instruments                                                         11
          High Yield (High Risk) Domestic Corporate Debt Securities                                       12
          Brady Bonds                                                                                     12
          Sovereign Debt Obligations                                                                      13
          Indexed Securities                                                                              13
          Hybrid Instruments                                                                              14
          ADRs, EDRs and GDRs                                                                             15
          Variable and Floating Rate Obligations                                                          15
           Exchange Traded Funds                                                                          15
           Additional Investment Policies                                                                 15
          Lending Securities                                                                              15
          When-Issued Securities ("Forward Commitments")                                                  15
          Mortgage Dollar Rolls                                                                           16
          Illiquid Securities                                                                             16
          Short Sales                                                                                     17
          Investment In Other Investment Companies                                                        17
RISK FACTORS                                                                                              17
       High Yield (High Risk) Securities                                                                  17
       Foreign Securities                                                                                 19
HEDGING AND OTHER STRATEGIC TRANSACTIONS                                                                  20
       General Characteristics of Options                                                                 20
       General Characteristics of Futures Contracts and Options on Futures Contracts                      22
       Stock Index Futures                                                                                23
       Options on Securities Indices and Other Financial Indices                                          23
       Yield Curve Options                                                                                23
       Currency Transactions                                                                              24
       Combined Transactions                                                                              25
       Swaps, Caps, Floors and Collars                                                                    25
       Eurodollar Instruments                                                                             26
       Risk Factors                                                                                       26
       Risks of Hedging and Other Strategic Transactions Outside the United States                        27
       Use of Segregated and Other Special Accounts                                                       27
       Other Limitations                                                                                  28
INVESTMENT RESTRICTIONS                                                                                   29
       Fundamental                                                                                        29
       Nonfundamental                                                                                     30
       Additional Investment Restrictions                                                                 31
PORTFOLIO TURNOVER                                                                                        39
MANAGEMENT OF THE TRUST                                                                                   40
       Duties and Compensation of Trustees                                                                42
       Trustee Ownership of Trust Portfolios                                                              43

INVESTMENT MANAGEMENT ARRANGEMENTS                                                                        45
       The Advisory Agreement                                                                             51
       The Subadvisory Agreements                                                                         53
       Information Applicable to Both the Advisory Agreement and the Subadvisory Agreements               56
       Termination of SGAM Subadvisory Agreement
DISTRIBUTOR;  RULE 12B-1 PLANS                                                                            57
PORTFOLIO BROKERAGE                                                                                       58
PURCHASE AND REDEMPTION OF SHARES                                                                         66
DETERMINATION OF NET ASSET VALUE                                                                          66
PERFORMANCE DATA                                                                                          67
THE INSURANCE COMPANIES                                                                                   70
HISTORY OF THE TRUST                                                                                      72
ORGANIZATION OF THE TRUST                                                                                 72
ADDITIONAL INFORMATION CONCERNING TAXES                                                                   73
REPORTS TO SHAREHOLDERS                                                                                   75
INDEPENDENT ACCOUNTANTS                                                                                   75
CUSTODIAN                                                                                                 75
CODE OF ETHICS                                                                                            76
APPENDIX I - Debt Security Ratings                                                                        77
APPENDIX II Standard & Poor's Corporation Disclaimers                                                     79

                               INVESTMENT POLICIES

         The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of the Trust.

MONEY MARKET INSTRUMENTS

         The Money Market Trust invests in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies. In addition, certain portfolios may purchase money market instruments (and other securities as noted under each portfolio description) for temporary defensive purposes, except that the U.S. Government Securities Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations.

         1.  U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

                  U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

                  U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

      -     Student Loan Marketing Association,

      -     Federal Home Loan Banks,

      -     Federal Intermediate Credit Banks and

      -     the Federal National Mortgage Association.

                  U.S. Instrumentality Obligations. U.S. instrumentality obligations also include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

         Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

         No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, these types of instruments will be referred to collectively as "U.S. Government securities."

         2.  CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

                  Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

                  Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

      -     Export Development Corporation,

      -     Farm Credit Corporation,

      -     Federal Business Development Bank, and

      -     Canada Post Corporation.

         In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

                  Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

                  Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

      -     provincial railway corporation,

      -     provincial hydroelectric or power commission or authority,

      -     provincial municipal financing corporation or agency, and

      -     provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

         3.  CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

                  Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

                  Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

         All portfolios of the Trust may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

         4.  COMMERCIAL PAPER

         Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

                  Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

         A portfolio will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a portfolio's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

         5.  CORPORATE OBLIGATIONS

         Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

         6.  REPURCHASE AGREEMENTS

         Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

         Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

         The Subadvisers, on behalf of the portfolios they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

      -     Federal Reserve System member bank,

      - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

      - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Subadvisers will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

         The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

         7.  FOREIGN REPURCHASE AGREEMENTS

         Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a portfolio may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the portfolio may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the portfolio is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

         The following discussion provides an explanation of some of the other instruments in which certain portfolios (as indicated) may invest.

 1.  WARRANTS

 Subject to certain restrictions, each of the portfolios except the Money Market Trust and the Lifestyle Trusts may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

 2.  REVERSE REPURCHASE AGREEMENTS

 Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share. Each portfolio will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

         3.  MORTGAGE SECURITIES

                  Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

         In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

                  Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

      - one-year, three-year and five-year constant maturity Treasury Bill rates,

      -     three-month or six-month Treasury Bill rates,

      -     11th District Federal Home Loan Bank Cost of Funds,

      -     National Median Cost of Funds, or

      - one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

         During periods of increasing rates, a portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

                  Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

      -     mortgage bankers,

      -     commercial banks,

      -     investment banks,

      -     savings and loan associations, and

      -     special purpose subsidiaries of the foregoing.

         Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association
(GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

                  Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMO's also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

         CMOs purchased by the portfolios may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

                  STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

                  Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See " Other Investment Policies. - Illiquid Securities".

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

         As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, will contribute to a portfolio's relatively stable net asset value.

         In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Trust and Value Trust may invest in similar securities such as Super principal only and Levered interest only which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

         Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

                  Inverse Floaters. Each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies - Illiquid Securities".

         Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

         Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."

         4.  ASSET-BACKED SECURITIES

         The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

         Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's (in the case of the Strategic Bond Trust BBB or better by S&P or Baa or better by Moody's) or that the Subadviser believes are of comparable quality.

         As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

                  Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

      -     liquidity protection, and

      -     default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Some examples of credit support include:

      - "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),

      - creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and

      - "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

         The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

         The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

         5. ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND
         BONDS

         Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

         Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

                  Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

                  Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

         6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         Each portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.

         7. HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

         High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The portfolios may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

         The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

         8.  BRADY BONDS

         Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

  - the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),

  - bonds issued at a discount from face value (generally known as discount bonds),

  - bonds bearing an interest rate which increases over time, and

  - bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

         Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

         The portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

         9.  SOVEREIGN DEBT OBLIGATIONS

         Each portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

         10.  INDEXED SECURITIES

         Each portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

         Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

         11.  HYBRID INSTRUMENTS

 Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

                   Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

      - prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or

      - an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

         Hybrid Instruments may take a variety of forms, including, but not limited to:

      - debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,

      - preferred stock with dividend rates determined by reference to the value of a currency, or

      - convertible securities with the conversion terms related to a particular commodity.

 Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

         One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

         The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

 Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See " Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

 Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

 Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

                  Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.

                  Lack of US Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a portfolio.

         12.  ADRS, EDRS AND GDRS

 Securities of foreign issuers may include American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs," respectively ). Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         13. VARIABLE AND FLOATING RATE OBLIGATIONS

 Certain of the portfolios may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

         14.   EXCHANGE TRADED FUNDS

Certain of the Trust portfolios may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICES

         The following provides a more detailed explanation of some of the investment policies of the portfolios.

1. LENDING SECURITIES

Each portfolio may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such portfolio's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

The Trust anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

2. WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

3. MORTGAGE DOLLAR ROLLS

Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the mortgage dollar roll transaction as described above.

4. ILLIQUID SECURITIES

Each of the portfolios, except the Money Market Trust, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Trust's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

         5.  SHORT SALES

Certain of the portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

Certain of the portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the portfolio replaces a borrowed security, the portfolio will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.

         6. INVESTMENT IN OTHER INVESTMENT COMPANIES

Certain of the portfolios may invest in shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded over-the-counter or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a portfolio can invest in securities of other investment companies is limited by federal securities laws.

                                  RISK FACTORS

HIGH YIELD (HIGH RISK) SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

GENERAL. Certain of the portfolios may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

Interest Rate Risk. To the extent a portfolio invests primarily in fixed-income securities, the net asset value of the portfolio's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that portfolio's investments. Therefore, the Trustees may have to use a greater degree of judgment in making such valuations.

Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. Each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose portfolios to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

      -     the obligor's balance of payments, including export performance,

      -     the obligor's access to international credits and investments,

      -     fluctuations in interest rates, and

      -     the extent of the obligor's foreign reserves.

Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

      - reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and

      -     obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which the portfolios may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

      - extremely poor prospects of ever attaining any real investment standing,

      -     current identifiable vulnerability to default,

      - unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,

      - are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or

      -     are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio's shares.

FOREIGN SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in foreign securities in the Prospectus.

Different Accounting and Reporting Requirements. There may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements. These requirements are generally less extensive than the requirements in the U.S.

Liquidity. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.

Less Government Regulation. Foreign exchanges, broker-dealers and issuers frequently have less governmental regulation than comparable entities in the United States. In addition, brokerage costs for foreign issuers may be higher than those for U.S. issuers.

Political Instability; Nationalization. Investments in foreign companies may be subject to the possibility of:

      -     nationalization of the foreign company,

      -     withholding of dividends at the source,

      -     expropriation or confiscatory taxation,

      -     currency blockage,

      -     political or economic instability, and/or

      - diplomatic developments that could adversely affect the value of those investments.

Clearance and Settlement Procedures. Foreign markets, especially emerging markets, may have different clearance and settlement procedures. In certain emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned on these assets. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in value of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser.

Enforcement of Judgment in the Case of Default. In the event of a default on any foreign obligation, it may be difficult for the investing portfolios to obtain or to enforce a judgment against the foreign issuer.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

         The following discussion supplements "Hedging and Other Strategic Transactions" set forth in the Prospectus of the Trust.

         As described in the Prospectus, an individual portfolio may be authorized to use a variety of investment strategies. Strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolios (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). These strategies may also be used to gain exposure to a particular securities market. The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolios.

         A detailed discussion of Hedging and Other Strategic Transactions follows. No portfolio that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price.

         If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

                  Risk of Selling Put Options. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

         Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio's purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

                  Partial Hedge or Income to the Portfolio. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

                  Covering of Options. All call options sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

                  Risk of Selling Call Options. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

         Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

      -     insufficient trading interest in certain options,

      -     restrictions on transactions imposed by an exchange,

      - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,

      -     interruption of the normal operations of the OCC or an exchange,

      - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or

      - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         Types of Options That May Be Purchased. If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

         Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

      - as a hedge against anticipated interest rate, currency or market changes,

      -     for duration management,

      -     for risk management purposes,

      -     to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

         Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

         No portfolio will enter into a futures contract or option thereon (for non-hedging purposes) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon for nonhedging purposes would exceed 5% of the current fair market value of the portfolio's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

         Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities.

STOCK INDEX FUTURES

         Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

         Uses of Index Futures. Below are some examples of how Index Futures may be used:

      - In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

      - A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available.

      - Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio.

      - A portfolio may also invest in Index Futures in order to hedge its equity positions.

Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes including gaining exposure to a particular securities market. None of the portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

         Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

         Certain of the portfolios may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contract to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

         Yield curve options may be used for the same purposes as other options on securities. Specifically, a portfolio may purchase or write such options for hedging purposes. For example, a portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a portfolio will be "covered." A call (or put) option is covered if the portfolio holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the portfolio's net liability under the two options. Therefore, a portfolio's liability for such a covered option is generally limited to the difference between the amount of the portfolio's liability under the option written by the portfolio less the value of the option held by the portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

         If and to the extent authorized to do so, a portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

      -     forward currency contracts,

      -     exchange-listed currency futures contracts and options thereon,

      -     exchange-listed and OTC options on currencies, and

      -     currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

         A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated, exposed to or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

         Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

         Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

         Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

         Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

         To the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio's objective.

SWAPS, CAPS, FLOORS AND COLLARS

         Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are (a) interest rate, currency and index swaps and (b) the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily:

         - to preserve a return or spread on a particular investment or portion of its portfolio,

         -      to protect against currency fluctuations,

         - to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date, or

         -      as a duration management technique.

A portfolio will use these transactions primarily for hedging purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay.

         Interest Rate Swaps. Interest rate swaps involve the exchange by a portfolio with another party of respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

         Currency Swaps. A currency swap is an agreement to exchange cash flows on a stated amount based on changes in the values of the reference indices.

         Caps. The purchase of a cap entitles the purchaser to receive payments on a stated principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate.

         Floors. The purchase of a floor entitles the purchaser to receive payments on a stated principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount.

         Interest Rate Floors. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a stated principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount.

         Collar. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         1940 Act Considerations. A portfolio will usually enter into interest rate swaps on a net basis. A net basis means that the two payment streams are netted out in a cash settlement on the payment date(s) specified in the instrument, with the portfolio receiving (or paying, if applicable) only the net amount of the two payments. If these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other similar purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, thus, will not be treated as being subject to the portfolio's borrowing restrictions.

         Counterparties to these Transactions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by the Subadviser. If a counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

         Liquidity. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are generally less liquid than swaps.

         The liquidity of swap agreements will be determined by a Subadviser based on various factors, including:

         -      the frequency of trades and quotations,

         - the number of dealers and prospective purchasers in the marketplace,

         -      dealer undertakings to make a market,

         - the nature of the security (including any demand or tender features), and

         - the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

         Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

         To the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Other Strategic Transactions have special risks associated with them, including:

         -      possible default by the counterparty to the transaction,

         - markets for the securities used in these transactions could be illiquid,

         - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the portfolio.

         Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

         Options and Futures Transactions

         Options transactions are subject to the following additional risks:

         - Option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option).

         - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

         - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position.

         - Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Although a portfolio's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

         Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

         - Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

         - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the portfolio losses could be greater than if the proxy hedging were not used.

         - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

         - foreign governmental actions affecting foreign securities, currencies or other instruments,

         - less stringent regulation of these transactions in many countries as compared to the United States,

         - the lack of have clearing mechanisms and related guarantees in some countries for these transactions,

         - more limited availability of data on which to make trading decisions than in the United States,

         - delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,

         - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

         -      lower trading volume and liquidity.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of extensive Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

         In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

         Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.

         Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or liquid high grade debt obligations equal to the exercise price.

         OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or liquid high grade debt obligations equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate cash or liquid high grade debt obligations equal to the amount of the portfolio's obligations.

         Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

         Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or liquid high grade debt obligations having an aggregate value at least equal to this net amount.

         Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

         Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

         No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor).

         For purposes of this limitation, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

                             INVESTMENT RESTRICTIONS

         There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

         Restrictions (1) through restriction (8) are fundamental. Restrictions
(9) through (15) are nonfundamental.

FUNDAMENTAL

         The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Trust, Real Estate Securities Trust, Utilities Trust, the Lifestyle Trusts and the Principal Protection Trust, A and the Principal Protection Trust
         Series B. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust.)
         For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.
(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Utilities Trust, Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust, the Lifestyle Trusts and the Principal Protection Trust, A and the Principal Protection Trust
         Series B are not subject to these restrictions.
(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the 1933 Act in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each portfolio other than the Money Market Trust may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Investment Restriction (10) is amended as follows for the Capital Appreciation Trust: the Capital Appreciation Trust may not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and
         (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12) Purchase securities for the purpose of exercising control or management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

         (a)    a merger, consolidation or reorganization,

         (b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,* or

         (c) the purchase of shares of the T. Rowe Price Reserve Investment Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment
                Fund).**

         (d) the purchase of shares of the Janus Money Market Fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the Janus Money Market Fund).***

For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts and the Principal Protection Trust, A and the Principal Protection Trust, B.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust, provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

***The Janus Money Market Fund is a money market fund registered under the 1940 Act which is managed by Janus. Janus has received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund subadvisory clients to invest in the Janus Money Market Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio, except in an amount of not more than 10%* of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.

*331/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology Trusts, Small Company Blend, U.S. Large Cap Value, Total Return, International Value, Mid Cap Stock Trusts, Telecommunications, Health Sciences, Mid Cap Growth, Mid Cap Opportunities, Financial Services, All Cap Value, Quantitative Mid Cap, Strategic Growth, Capital Opportunities, Utilities, Mid Cap Value, Fundamental Value, Small-Mid Cap Growth, Small-Mid Cap, International Equity Select, Select Growth, Global Equity Select, Core Value, High Grade Bond ;15% in the case of the International Small Cap, Growth and Balanced Trusts; 50% in the case of the Value Trust.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust where the percentage limitation of restriction (9) must be met at all times.

ADDITIONAL INVESTMENT RESTRICTIONS

         Money Market Trust

         In addition to the above policies, the Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust will, among other things, not purchase the securities of any issuer if it would cause:

         - more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

         - more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

         - more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

OVERSEAS, STRATEGIC OPPORTUNITIES, AND LARGE CAP GROWTH TRUSTS:

In addition to the above policies, the Overseas, Strategic Opportunities, and Large Cap Growth Trusts will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Investment Restrictions That Only May be Changed Upon 60 Days Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the following policies are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, are not subject to this 60 day notice requirement.

INTERNET TECHNOLOGIES TRUST

SUBADVISER:   Munder Capital Management ("Munder")

Under normal market conditions, the Internet Technologies Trust will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that fall into three basic categories:

         - Pure plays - companies whose core business models are focused exclusively on the Internet;


         - Builders - companies that provide the innovative hardware, services and software components which enable the advancement or facilitate the usage of the Internet; and


         - Beneficiaries - companies across a broad range of industries and sectors that utilize the internet to enhance their business models.

PACIFIC RIM EMERGING MARKETS TRUST

SUBADVISER:   Manufacturers Adviser Corporation ("MAC")

The Pacific Rim Emerging Markets Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital.

TELECOMMUNICATIONS TRUST
SUBADVISER:   INVESCO Funds Group, Inc. ("INVESCO")

Under normal market conditions, the Telecommunications Trusts invests at least 65% (80% after July 31, 2002) of its net assets (plus any borrowings for investment purposes) in equity securities of companies engaged in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies (collectively referred to s the "telecommunications sector").

SCIENCE & TECHNOLOGY TRUST
SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

INTERNATIONAL SMALL CAP TRUST
SUBADVISER:   Founders Asset Management LLC ("Founders")

The International Small Cap Trust invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities")."

HEALTH SCIENCES TRUST
SUBADVISER:   T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively terms "health sciences").

AGGRESSIVE GROWTH TRUST
SUBADVISER:   A I M Capital Management, Inc.  ("AIM")

Not subject to the 80% rule.

EMERGING SMALL COMPANY TRUST
SUBADVISER: Franklin Advisers, Inc. ("Franklin")

Under normal market conditions, the Emerging Small Company Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase.

SMALL COMPANY BLEND TRUST
SUBADVISER: Capital Guardian Trust Company ("CGTC")

The Small Company Blend Trust invests at least 80% its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

DYNAMIC GROWTH TRUST
SUBADVISER:   Janus Capital Corporation ("Janus")

Not subject to the 80% rule.

MID CAP GROWTH TRUST
Subadviser:   INVESCO Funds Group, Inc. ("INVESCO")

Under normal market conditions, the Mid Cap Growth Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase.

MID CAP OPPORTUNITIES TRUST
Subadviser:   Putnam Investment Management, L.L.C. ("Putnam")

Under normal market conditions, the Mid Cap Opportunities Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of U.S. mid-size companies.

MID CAP STOCK TRUST
Subadviser:   Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies with significant capital appreciation potential.

ALL CAP GROWTH TRUST
(formerly, the Mid Cap Growth Trust)
Subadviser:   A I M Capital Management, Inc.  ("AIM")

Not subject to the 80% rule.

FINANCIAL SERVICES TRUST
Subadviser:   Davis Advisors ("Davis")

During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services.

OVERSEAS TRUST
Subadviser:   Fidelity Management & Research Company ("FMR")

The portfolio normally invests at least 80% of the portfolio's assets in non-U.S. securities( primarily common stocks).

INTERNATIONAL STOCK TRUST
Subadviser:   T. Rowe Price International, Inc. ("T. Rowe International")
Under normal market conditions, the International Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks.

INTERNATIONAL VALUE TRUST
Subadviser:   Templeton Investment Counsel, Inc. ("Templeton")

Not subject to 80% rule.

CAPITAL APPRECIATION TRUST
Subadviser:   Jennison Associates LLC ("Jennison").

Not subject to 80% rule.

STRATEGIC OPPORTUNITIES TRUST
Subadviser:   Fidelity Management & Research Company ("FMR")

Not subject to 80% rule.

QUANTITATIVE MID CAP TRUST
Subadviser:   Manufacturers Adviser Corporation ("MAC")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

GLOBAL EQUITY TRUST
Subadviser:   Putnam Investment Management, L.L.C. ("Putnam")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

STRATEGIC GROWTH TRUST
Subadviser:   Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

GROWTH TRUST
Subadviser:   SSgA Funds Management, Inc. ("SSgA")

Not subject to 80% rule.

LARGE CAP GROWTH TRUST
Subadviser:   Fidelity Management & Research Company ("FMR")

FMR normally invests at least 80% the portfolio's assets in securities (primarily common stocks) of companies with large market capitalizations. FMR generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500(R) or the Russell 1000(R).

For purposes or normally investing at least 80% of the portfolio's assets in securities of companies with large market capitalizations, FMR intends to measure the capitalization range of the Russell 1000 Index and the Standard & Poor's 500(SM) (S&P 500(R)) no less frequently than once a month.

ALL CAP VALUE TRUST
Subadviser:   The Dreyfus Corporation ("Dreyfus")

Not subject to 80% rule.

CAPITAL OPPORTUNITIES TRUST
Subadviser:   Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

QUANTITATIVE EQUITY TRUST
Subadviser:   Manufacturers Adviser Corporation ("MAC")

MAC seeks to attain this objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

BLUE CHIP GROWTH TRUST
Subadviser:   T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its total assets in the common stocks of large and medium-size blue chip growth companies.

UTILITIES TRUST
Subadviser:   Massachusetts Financial Services Company ("MFS")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

REAL ESTATE SECURITIES TRUST
Subadviser:   Cohen & Steers Capital Management, Inc. ("Cohen & Steers")

The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in securities of real estate companies.

SMALL COMPANY VALUE TRUST
Subadviser:   T. Rowe Price Associates, Inc. ("T. Rowe Price")

Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

MID CAP VALUE TRUST
Subadviser:   Lord, Abbett & Co. ("Lord Abbett")

Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

VALUE TRUST
Subadviser:   Miller Anderson & Sherrerd, LLP ("MAS")

Not subject to 80% rule.

EQUITY INDEX TRUST
Subadviser:   Manufacturers Adviser Corporation ("MAC"),

Not subject to 80% rule.

TACTICAL ALLOCATION TRUST
Subadviser:   Brinson Advisors Inc. ("Brinson Advisors"),

         Not subject to 80% rule.

FUNDAMENTAL VALUE TRUST
Subadviser:   Davis Advisors ("Davis")

Not subject to 80% rule.

GROWTH & INCOME TRUST
Subadviser:   Wellington Management Company, LLP ("Wellington Management"),

Not subject to 80% rule.

U.S. LARGE CAP VALUE TRUST
Subadviser:   Capital Guardian Trust Company ("CGTC"),

The portfolio invests at least 80% of the portfolio's net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase.

EQUITY-INCOME TRUST
Subadviser:   T. Rowe Price Associates, Inc. ("T. Rowe Price")

Not subject to 80% rule.

INCOME & VALUE TRUST
Subadviser:   Capital Guardian Trust Company ("CGTC")

Not subject to 80% rule.

BALANCED TRUST
Subadviser:   Manufacturers Adviser Corporation ("MAC")

Not subject to 80% rule.

HIGH YIELD TRUST
Subadviser:   Miller Anderson & Sherrerd, LLP ("MAS")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities, including corporate bonds and other fixed income securities (such as preferred stocks and convertible securities) which have the following ratings (or, if unrated, are considered to be of equivalent quality):


                                           Corporate Bonds, Preferred Stocks and Convertible
              Rating Agency                                    Securities
---------------------------------------------------------------------------------------------
                 Moody's                                      Ba through C
            Standard & Poor's                                 BB through D





STRATEGIC BOND TRUST
Subadviser:   Salomon Brothers Asset Management Inc. ("SaBAM")

SaBAM seeks to achieve this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities .

GLOBAL BOND TRUST
Subadviser:   Pacific Investment Management Company LLC ("PIMCO")

PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

TOTAL RETURN TRUST
Subadviser:   Pacific Investment Management Company LLC ("PIMCO"),

Not subject to 80% rule.

INVESTMENT QUALITY BOND TRUST
Subadviser:   Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds.

DIVERSIFIED BOND TRUST
Subadviser:   Capital Guardian Trust Company ("CGTC"),

CGTC seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

U.S. GOVERNMENT SECURITIES TRUST
Subadviser:   Salomon Brothers Asset Management Inc ("SaBAM")

SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities.

MONEY MARKET TRUST
Subadviser:   Manufacturers Adviser Corporation ("MAC")

Not subject to 80% rule.

THE INDEX TRUSTS
Manufacturers Adviser Corporation ("MAC")

SMALL CAP INDEX  TRUST

The Small Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MAC believes as a group will behave in a manner similar to the index.

INTERNATIONAL INDEX TRUST

The International Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the MSCI EAFE Index and (b) securities (which may or may not be included in the MSCI EAFE Index) that MAC believes as a group will behave in a manner similar to the index.

MID CAP INDEX TRUST

The Mid Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MAC believes as a group will behave in a manner similar to the index.

TOTAL STOCK MARKET INDEX TRUST

The Total Stock Market Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Wilshire 5000 Index and (b) securities (which may or may not be included in the Wilshire 5000 Index) that MAC believes as a group will behave in a manner similar to the index.

500 INDEX TRUST

The 500 Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that MAC believes as a group will behave in a manner similar to the index.

LIFESTYLE TRUSTS
Manufacturers Adviser Corporation ("MAC")

Not subject to 80% rule.

SMALL-MID CAP GROWTH TRUST

The portfolio will invest, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.

SMALL-MID CAP TRUST

Kayne Anderson Rudnick pursues this investment objective by investing, under normal market conditions, at least 80% of the portfolio's assets (plus any borrowings for investment purposes) in small and mid cap companies. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.)

INTERNATIONAL EQUITY SELECT TRUST

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities.

SELECT GROWTH TRUST

Not subject to the 80% rule.

GLOBAL EQUITY SELECT TRUST

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolios net assets (plus any borrowings for investment purposes) in equity securities.

CORE VALUE TRUST

Not subject to the 80% rule.

HIGH GRADE BOND TRUST

Allegiance seeks to attain the portfolio's investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade, fixed income securities of varying maturities.

Principal Protection Trust, A
Principal Protection Trust, B

Subadviser:   SG Asset Management Inc. ("SoGen")

Not subject to 80% rule.

                               PORTFOLIO TURNOVER

         The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 2001, and 2000 were as follows:

PORTFOLIO                                                                   2001                      2000
-----------------------------------------------------------------------------------------------------------
Internet Technologies Trust                                                 70%                        29%A
Pacific Rim Emerging Markets Trust                                          76%                        55%
Telecommunications Trust                                                    80%C                       N/A
Science & Technology Trust                                                 144%                       133%
International Small Cap Trust                                              721%                       529%
Health Sciences Trust                                                       81%C                       N/A
Aggressive Growth Trust                                                     96%                        70%
Emerging Small Company Trust                                                48%                        23%
Small Company Blend Trust                                                   39%                        49%
Dynamic Growth Trust                                                       180%                       80%A
Mid Cap Growth Trust                                                        39%C                       N/A
Mid Cap Opportunities Trust                                                117%C                       N/A
Mid Cap Stock Trust                                                        170%                       300%
All Cap Growth Trust                                                        69%                       103%
Financial Services Trust                                                    53%C                       N/A
Overseas Trust                                                             100%                       142%
International Stock Trust                                                   31%                        39%
International Value Trust                                                   33%                        41%
Capital Appreciation Trust                                                 102%                       143%B
Strategic Opportunities Trust                                              260%                       165%
Quantitative Mid Cap Trust                                                 320%C                       N/A
Global Equity Trust                                                        156%                        43%
Strategic Growth Trust                                                     107%C                       N/A
Growth Trust                                                               121%                       147%
Large Cap Growth Trust                                                     123%                        92%
All Cap Value Trust                                                        194%C                       N/A
Capital Opportunities Trust                                                 86%C                       N/A
Quantitative Equity Trust                                                  111%                       120%
Blue Chip Growth Trust                                                      48%                        48%
Utilities Trust                                                             81%C                       N/A
Real Estate Securities Trust                                               116%                       147%
Small Company Value Trust                                                  119%                       178%
Mid Cap Value Trust                                                         23%C                       N/A
Value Trust                                                                 27%                        65%
Equity Index Trust                                                           5%                         8%
Tactical Allocation Trust                                                   25%                       133%A
Fundamental Value Trust                                                     16%C                       N/A
Growth & Income Trust                                                       24%                        32%
U.S. Large Cap Value Trust                                                  38%                        31%
Equity-Income Trust                                                         19%                        34%
Income & Value Trust                                                        70%                        51%
Balanced Trust                                                             119%                       132%
High Yield Trust                                                            64%                        57%
Strategic Bond Trust                                                        85%                       175%
Global Bond Trust                                                          527%                       644%
Total Return Trust                                                         439%                       551%
Investment Quality Bond Trust                                               50%                        35%
Diversified Bond Trust                                                     140%                        76%
U.S. Government Securities Trust                                            41%                        58%

PORTFOLIO                                                                   2001                      2000
----------------------------------------------------------------------------------------------------------
Money Market Trust                                                           N/A                       N/A
Small Cap Index Trust                                                       32%                        1%(A)
International Index Trust                                                   12%                        8%(A)
Mid Cap Index Trust                                                         32%                        49%(A)
Total Stock Market Index Trust                                               7%                        16%(A)
500 Index Trust                                                              1%                         6%(A)
Lifestyle Aggressive 1000 Trust                                             82%                       104%
Lifestyle Growth 820 Trust                                                  84%                       102%
Lifestyle Balanced 640 Trust                                                71%                        85%
Lifestyle Moderate 460 Trust                                                84%                        86%
Lifestyle Conservative 260 Trust                                            38%                        53%
Small-Mid Cap Growth Trust                                                 194%(D)                     N/A
Small-Mid Cap Trust                                                         33%(D)                     N/A
International Equity Select Trust                                            7%(D)                     N/A
Select Growth Trust                                                         54%(D)                     N/A
Global Equity Select Trust                                                   0%(D)                     N/A
Core Value Trust                                                            35%(D)                     N/A
High Grade Bond Trust                                                      353%(D)                     N/A

(A) Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.

(B) Annualized - For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(C) Annualized - For the period April 30, 2001 (commencement of operations) to December 31, 2001.


(D) Annualized - For the period July 16, 2001 (commencement of operations) to December 31, 2001.

      Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee and officer oversees all Trust portfolios (currently, there are 67 portfolios).

                             DISINTERESTED TRUSTEES



       NAME, ADDRESS AND AGE           POSITION WITH                    PRINCIPAL OCCUPATION
                                         THE TRUST                     DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Don B. Allen                         Trustee            Senior Lecturer, William E. Simon Graduate School
73 Tremont Street                                       of Business Administration, University of Rochester.
Boston, MA  02108                    (since 1985)
Age: 73

Charles L. Bardelis                  Trustee            President and Executive Officer, Island Commuter
73 Tremont Street                                       Corp. (Marine Transport).
Boston, MA  02108                    (since 1988)
Age: 60

Samuel Hoar                          Trustee            Senior Mediator, Arbitrator, Regional Manager,
                                                        JAMS, LLC, August 1999 to date; Senior Mediator,
73 Tremont Street                    (since 1989)       Arbitrator, Regional Director of Professional
Boston, MA  02108                                       Services, J.A.M.S./Endispute, Inc., June 1994 to
Age: 74                                                 August 1999.

F. David Rolwing                     Trustee            Former Chairman, President and CEO, Montgomery
73 Tremont Street                                       Mutual Insurance Company, 1991 to 1999. (Retired
Boston, MA  02108                    (since 1997*)      1999).
Age: 67

*        Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc.
         which merged into the Trust on December 31, 1996.


          TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST


       NAME, ADDRESS AND AGE           POSITION WITH                    PRINCIPAL OCCUPATION
                                         THE TRUST                     DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
John D. DesPrez III#                 Trustee            President, The Manufacturers Life Insurance Company
                                                        (U.S.A.), January 1999 to date; Senior Vice
73 Tremont Street                    (since 2000)       President, US Annuities, Manulife Financial,
Boston, MA  02108                                       September 1996 to December, 1998; President, The
Age: 45                                                 Manufacturers Life Insurance Company of North
                                                        America, September 1996
                                                        to December, 1998; Vice
                                                        President, Mutual Funds,
                                                        Manulife Financial,
                                                        January 1995 to
                                                        September 1996.

John D. Richardson#                  Chairman of  the   Retired; Former Senior Executive Vice President,
                                     Board  of          U.S. Operations, Manulife Financial, January 1999
200 Bloor Street East                Trustees           March 2002; Executive Vice President and General
Toronto, Ontario, Canada             (since 1997)       Manager, U.S. Operations, Manulife Financial,
M4W 1E5                                                 January 1995 to January 1999.
Age: 63                                                 Director of Manulife Financial Corporation, a
                                                        publicly traded company and the ultimate parent of
                                                        the adviser.

John R. Ostler*                      Treasurer          Vice President and Chief Financial Officer, U.S.
                                                        Operations, The Manufacturers Life Insurance
200 Bloor Street East                (since 2000)       Company, October 1, 2000 to present; Vice President
Toronto, Ontario, Canada                                and Corporate Actuary, The Manufacturers Life
M4W 1E5                                                 Insurance Company, March 1998 to September 2000;
Age: 49                                                 Vice President & CFO U.S. Individual Insurance, The
                                                        Manufacturers Life Insurance Company, 1992 to March
                                                        1998; Vice President, U.S. Insurance Products, The
                                                        Manufacturers Life Insurance Company, 1990 - 1992;
                                                        Assistant Vice President & Pricing Actuary, U.S.
                                                        Insurance, The Manufacturers Life Insurance
                                                        Company, 1988-1990.

James D. Gallagher*                  President          Executive Vice President, The Manufacturers Life
                                     (since 2001)       Insurance Company (U.S.A.), January 1996 to
73 Tremont Street                                       present; President, The Manufacturers Life
Boston, MA  02108                                       Insurance Company of New York, August 1999 to
Age: 47                                                 present; Vice President, Secretary and General
                                                        Counsel, The
                                                        Manufacturers Life
                                                        Insurance Company of
                                                        North America, June 1994
                                                        to date.


Tracy Kane Lannigan*                 Secretary          Assistant Vice President and Senior Counsel, U.S.
73 Tremont Street                    (since 2001)       Operations Law Department, Manulife Financial,
Boston, MA  02108                                       April 1993 to date.
Age: 40

#Trustee who is an "interested person," as defined in the 1940 Act, due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

*Affiliated with the investment adviser.

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

DUTIES AND COMPENSATION OF TRUSTEES

         The Trust is organized as a Massachusetts business trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

         The Board of Trustees met four times during the Trust's last fiscal year. The Board also has a standing Audit Commitee composed of all of the disinterested Trustees. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the disinterested Trustees. The Nominating Committee did not meet to consider any candidates during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in the Trust. Nominations should be forward to the attention of the Secretary of the Trust at 73 Tremont Street, Boston, MA 02108.

         The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $45,000, a fee of $7,500 for each quarterly meeting of the Trustees that they attend in person and a fee of $3,750 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                                             COMPENSATION TABLE**


NAMES OF PERSON, POSITION            AGGREGATE COMPENSATION FROM TRUST    TOTAL COMPENSATION FROM TRUST
                                     FOR PRIOR FISCAL YEAR*               COMPLEX FOR PRIOR FISCAL YEAR*#
DISINTERESTED TRUSTEES

Don B. Allen, Trustee                          $75,000.00                            $75,000.00
Charles L. Bardelis, Trustee                    75,000.00                             75,000.00
Samuel Hoar, Trustee                            75,000.00                             75,000.00
F. David Rolwing, Trustee                       75,000.00                             75,000.00
TRUSTEES AFFILIATED WITH THE
INVESTMENT ADVISER
John D. DesPrez, Trustee                                0                                     0
John D. Richardson, Trustee                             0                                     0

* Compensation received for services as Trustee.


# Trust Complex includes all portfolios of the Trust.

** The Trust does not have a pension or retirement plan for any of its Trustees or officers.

                     TRUSTEE OWNERSHIP OF TRUST PORTFOLIOS

     The table below lists the amount of securities of each Trust portfolio beneficially owned by each Trustee as of of December 31, 2001. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

                                                                                                           TRUSTEES AFFILIATED WITH
                                                    INDEPENDENT TRUSTEES                                    THE INVESTMENT ADVISER
                                      -------------------------------------------------                   --------------------------
         Trust Portfolio              Don B.    Charles L.      Samuel Hoar    F. David                    John D.        John D.
                                      Allen      Bardelis                       Rolwing                   Richardson    DesPrez, III
Internet Technologies Trust             A            A               A             A                          A              A
Pacific Rim Emerging Markets Trust      A            A               A             A                          A              A
Telecommunications Trust                A            A               A             A                          A              A
Science and Technology Trust            B            A               A             A                          A              A
International Small Cap Trust           B            A               A             A                          A              A
Health Sciences Trust                   A            A               A             A                          A              A
Aggressive Growth Trust                 A            A               A             A                          A              A
Emerging Small Company Trust            A            A               A             C                          A              A
Small Company Blend Trust               C            A               A             A                          A              A



         Trust Portfolio              Don B.    Charles L.      Samuel Hoar    F. David                    John D.        John D.
                                      Allen      Bardelis                       Rolwing                   Richardson    DesPrez, III
Mid Cap Growth Trust                    A            A               A             A                          A              A
Mid Cap Opportunities Trust             A            A               A             A                          A              A
Mid Cap Stock Trust                     A            A               A             A                          A              A
All Cap Growth Trust                    C            A               A             A                          A              A
Financial Services Trust                A            A               A             A                          A              A
Overseas Trust                          A            A               A             A                          A              A
International Stock Trust               A            A               A             C                          A              A
International Value Trust               A            A               A             A                          A              A
Capital Appreciation Trust              A            A               A             A                          A              A
Strategic Opportunities Trust           C            A               A             A                          A              A
Quantitative Mid Cap Trust              A            A               A             C                          A              A
Mid-Cap Blend Trust                     A            A               A             A                          A              A
Global Equity Trust                     A            A               A             A                          A              A
Strategic Growth Trust                  A            A               A             A                          A              A
Growth Trust                            A            A               A             A                          A              A
Large Cap Growth Trust                  A            A               A             A                          A              A
All Cap Value Trust                     A            A               A             A                          A              A
Capital Opportunities Trust             A            A               A             A                          A              A
Quantitative Equity Trust               C            A               A             A                          A              A
Blue Chip Equity Trust                  A            A               A             A                          A              A
Utilities Trust                         A            A               A             A                          A              A
Real Estate Securities Trust            A            A               A             C                          A              A
Small Company Value Trust               C            A               A             A                          A              A
Mid Cap Value Trust                     A            A               A             A                          A              A
Value Trust                             C            A               A             A                          A              A
Equity Index Trust                      A            A               A             A                          A              A
Tactical Allocation Trust               A            A               A             A                          A              A
Fundamental Value Trust                 A            A               A             A                          A              A
Growth & Income Trust                   C            A               A             A                          A              A
U.S. Large Cap Value Trust              A            A               A             A                          A              A
Equity-Income Trust                     A            A               A             A                          A              A
Income & Value Trust                    A            A               A             A                          A              A
Balanced Trust                          A            A               A             C                          A              A
High Yield Trust                        A            A               A             A                          A              A
Strategic Bond Trust                    A            A               A             A                          A              A
Global Bond Trust                       A            A               A             A                          A              A


         Trust Portfolio              Don B.    Charles L.      Samuel Hoar    F. David                    John D.        John D.
                                      Allen      Bardelis                       Rolwing                   Richardson    DesPrez, III
Investment Quality Bond Trust           A            A               A             A                           A              A
Diversified Bond Trust                  A            A               A             A                           A              A
U.S. Government Securities Trust        A            A               A             A                           A              A
Money Market Trust                      A            E               A             A                           A              A
Small Cap IndexTrust                    A            A               A             A                           A              A
International Index Trust               A            A               A             A                           A              A
Mid Cap IndexTrust                      A            A               A             A                           A              A
Total Stock Market Index Trust          A            A               A             A                           A              A
500 Index Trust                         A            A               A             A                           A              E
Lifestyle Aggressive 1000 Trust         A            A               A             A                           A              A
Lifestyle Growth 820 Trust              A            A               A             A                           A              A
Lifestyle Balanced 640 Trust            A            A               A             A                           A              A
Lifestyle Moderate 460 Trust            A            A               A             A                           A              A
Lifestyle Conservative 280 Trust        A            A               A             A                           A              A
Small-Mid Cap Growth Trust              A            A               A             A                           A              A
Small-Mid Cap Trust                     A            A               A             A                           A              A
International Equity Select Trust       A            A               A             A                           A              A
Select Growth Trust                     A            A               A             A                           A              A
Global Equity Select Trust              A            A               A             A                           A              A
Core Value Trust                        A            A               A             A                           A              A
High Grade Bond Trust                   A            A               A             A                           A              A
ALL TRUST PORTFOLIOS                    E            E               A             E                           A              E


                       INVESTMENT MANAGEMENT ARRANGEMENTS

         The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the SEC.

         Information Regarding the Adviser. Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The ultimate parent of MSS is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. MSS is registered as an investment adviser under the Investment Advisers Act of 1940.

Approval of the Advisory Agreement and Subadvisory Agreements.

      The Advisory Agreement was initially approved by the Trustees on March 26, 1999 and by the shareholders on April 27, 1999. Each Subadvisory Agreement (except those described below under "The Subadvisory Agreements") were initially approved by the Trustees on September 28, 1995, and by the shareholders of the portfolios on December 5, 1995. These subadvisory agreement approvals occurred in connection with the change of control of MSS as a result of the merger of North American Life Assurance Company, the then ultimate controlling parent of MSS, with Manulife Financial on January 1, 1996.

      Appointment of Fred Alger Management, Inc. and Founders Asset Management, Inc.

      On December 15, 1995, the Trustees appointed the following new subadvisers:

- Fred Alger Management, Inc. ("Alger") pursuant to a new subadvisory agreement (the "Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust, and

- Founders Asset Management, Inc. ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap Trust.

Both such Subadvisory Agreements to provide for the management of the Small/Mid Cap Trust and the International Small Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to these agreements or interested persons of any party to such agreements on December 15, 1995. Both such Subadvisory Agreements were approved by the sole shareholder of the Small/Mid Cap Trust and International Small Cap Trust on March 1, 1996.

      October 1, 1996 Subadviser Resignations

      Effective October 1, 1996, the following subadvisers resigned their positions as subadviser to the stated portfolios:

- Oechsle International Advisors, LLC ("Oechsle International") as subadviser to the Global Equity Trust,

-  Wellington Management Company, LLP as subadviser to the Money Market Trust,

- Goldman Sachs Asset Management as subadviser to the Equity-Income Trust (formerly, the Value Equity Trust), and

- Roger Engemann Management Co., Inc. as subadviser to the Blue Chip Growth Trust (formerly, the Pasadena Growth Trust).

      On September 27, 1996, the Trustees then appointed the following new subadvisers:

- Founders Asset Management, Inc.("Founders") pursuant to a new subadvisory agreement ("Founders Subadvisory Agreement") to manage the Balanced and Worldwide Growth Trusts,

- Morgan Stanley Asset Management Inc. ("MSAM") pursuant to a new subadvisory agreement ("MSAM Subadvisory Agreement") to manage the Global Equity Trust,

- T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and

- Manufacturers Adviser Corporation ("MAC") pursuant to a new subadvisory agreement ("MAC Subadvisory Agreement") to manage the Money Market Trust as well as the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts.

All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

      New Subadvisers for New Portfolios

      On September 27, 1996, the Trustees also appointed the following new subadvisers:

- T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to manage the Science and Technology Trust,

- Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new subadvisory agreement ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts,

- Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to a new subadvisory agreement ("Warburg Subadvisory Agreement") to manage the Emerging Small Company Trust (formerly, the Emerging Growth Trust),

- T. Rowe Price International, Inc., formerly, known as Rowe Price-Fleming International, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price International Subadvisory Agreement") to manage the International Stock Trust, and

- Pilgrim Baxter & Associates, Ltd. ("PBA") pursuant to a new subadvisory agreement ("PBA Subadvisory Agreement") to manage the Pilgrim Baxter Growth Trust.

Such Subadvisory Agreements and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and by the sole shareholder of each portfolio on January 1, 1997.

      Appointment of MAC to Manage the Lifestyle Portfolios

      On December 13, 1996, the Trustees appointed MAC pursuant to the amended MAC Subadvisory Agreement to also manage each of the Lifestyle portfolios. The amended MAC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MAC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997.

      Appointment of Rosenberg Institutional Equity Management to
Manage the Small Company Value Trust

      On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to a new subadvisory agreement (the "Rosenberg Subadvisory Agreement"). The Rosenberg Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997. The Rosenberg Subadvisory Agreement was approved by the sole shareholder of the Small Company Value Trust on September 30, 1997.

      Change of Control of Salomon Brothers Asset Management Inc

 On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SaBAM") pursuant to a new subadvisory agreement ("SaBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts effective upon the change of control of SaBAM with Travelers becoming the ultimate parent company of SaBAM. This change of control occurred on November 28, 1997. In addition, on November 17, 1997 the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SaBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SaBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SaBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SaBAM Limited had previously provided certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

      Change of Control of Founders Asset Management, Inc.

      On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts, effective upon the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. Founders Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

      Change of Control of Oechsle International Advisors, L.P.

      On June 29, 1998, the Trustees appointed Oechsle International Advisors, LLC ("Oechsle LLC") pursuant to a new subadvisory agreement (the "Oechsle LLC Subadvisory Agreement") to manage the Global Government Bond Trust. The Oechsle LLC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 29, 1998, effective upon the reorganized and recapitalized Oechsle International Advisors, L.P. which occurred on October 8, 1998. Oechsle International Advisors, L.P. previously managed the Global Government Bond Trust pursuant to a Subadvisory Agreement dated January 1, 1996.

      Change of Control of Rosenberg Institutional Equity Management

On December 17, 1998, the Trustees appointed AXA Rosenberg Investment Management LLC ("AXA Rosenberg") pursuant to a new subadvisory agreement ("AXA Rosenberg Subadvisory Agreement") to manage the Small Company Value Trust. The AXA Rosenberg Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 17, 1998, effective upon the succession of the business and affairs of Rosenberg Institutional Equity Management to AXA Rosenberg Investment Management LLC, which occurred on January 1, 1999. Rosenberg Institutional Equity Management previously managed the Small Company Value Trust pursuant to a Subadvisory Agreement dated October 1, 1997.

      Resignation/Termination of Certain Subadvisers Effective May 1,
1999

      Effective May 1, 1999, the following subadvisers have resigned from managing the portfolios indicated:

Fidelity Management Trust Company          Conservative Asset Allocation Trust
Fidelity Management Trust Company          Moderate Asset Allocation Trust
Founders Asset Management LLC              Growth Trust
Founders Asset Management LLC              Worldwide Growth Trust
J.P. Morgan Investment Management, Inc.    International Growth and Income Trust
Manufacturers Adviser Corporation          Capital Growth Bond Trust
Oechsle International Advisors, LLC            Global Government Bond Trust
Pilgrim Baxter & Associates, Ltd.          Pilgrim Baxter Growth Trust
Warburg Pincus Asset Management, Inc.      Emerging Small Company Trust

      Effective May 1, 1999, the subadvisory agreement with Fred Alger Management, Inc. relating to the Small/Mid Cap Trust (now the Mid Cap Growth Trust) was terminated.

      New Subadvisers to Manage Certain Portfolios Effective May 1,
1999

      On March 26, 1999, the Trustees made the following appointments:

- A I M Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Mid Cap Growth Trust (formerly, the Small/Mid Cap Trust),
      Aggressive Growth Trust (formerly, the Pilgrim Baxter Growth Trust)

- Capital Guardian Trust Company was appointed, pursuant to a new subadvisory agreement, to manage:

      Small Company Blend Trust
      U.S. Large Cap Value Trust
      Income & Value Trust (formerly the Moderate Asset Allocation Trust) Diversified Bond Trust (formerly the Conservative Asset Allocation Trust)

- Fidelity Management Trust Company was appointed, pursuant to a new subadvisory agreement, to manage the Overseas Trust and the Large Cap Growth Trust. On April 30, 2001, Fidelity Management & Research Company (FMR) assumed responsibility for management of these Trusts and the Strategic Opportunities Trust from Fidelity Management Trust Company.

- Franklin Advisers, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the Emerging Small Company Trust.

- Pacific Investment Management Company (PIMCO) was appointed, pursuant to a new subadvisory agreement, to manage:

      Global Bond Trust (formerly, the Global Government Bond Trust) Total Return Trust

- State Street Global Advisors was appointed, pursuant to a new subadvisory agreement, to manage the Growth Trust.

- Templeton Investment Counsel, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the International Value Trust.

- Wellington Management Company, LLP was appointed, pursuant to a new subadvisory agreement, to manage the Mid Cap Stock Trust.

Such Subadvisory Agreements to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on March 26, 1999 and by the sole shareholder of each portfolio on May 1, 1999.

      Appointment of SSgA as Subadviser Consultant for the Lifestyle Trusts Effective May 1, 2000

      On December 16, 1999, the Trustees appointed SSgA pursuant to a new subadvisory consulting agreement ("SSgA Subadvisory Consulting Agreement") between MAC and SSgA to provide MAC subadvisory consulting services in the management of the Lifestyle Trusts. The SSgA Subadvisory Consulting Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 16, 1999, effective May 1, 2000, subject to the approval of shareholders of the applicable Lifestyle Trust.

      Change of Control of Rowe Price-Fleming International, Inc.

On June 22, 2000, the Trustees appointed T. Rowe Price International, Inc. ("T. Rowe International") pursuant to a new subadvisory agreement ("T. Rowe International Subadvisory Agreement") to manage the International Stock Trust. The T. Rowe International Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 22, 2000, effective upon the purchase by T. Rowe Price of the 50% joint venture interest in Rowe Price-Fleming International, Inc. owned by Robert Fleming Holdings Limited, which occurred on August 8, 2000. Rowe Price-Fleming International, Inc. previously managed the International Stock Trust pursuant to a Subadvisory Agreement dated December 31, 1996.

      Appointment of Jennison Associates, LLC to Manage the Capital Appreciation Trust

      On September 28, 2000, the Trustees appointed Jennison Associates, LLC ("Jennison") to manage the Capital Appreciation Trust pursuant to a new subadvisory agreement (the "Jennison Subadvisory Agreement"). The Jennison Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Capital Appreciation Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 29, 2000. The Jennison Subadvisory Agreement was approved by the sole shareholder of the Capital Appreciation Trust on November 1, 2000.

      Resignation/Termination of Certain Subadvisers Effective April 30, 2001

      Effective April 30, 2001, the following subadvisers have resigned from managing the portfolios indicated:

AXA Rosenberg Investment Management LLC          Small Company Value Trust
Morgan Stanley Asset Management                  Global Equity Trust
Manufacturers Adviser Corporation                Real Estate Securities Trust

      New Subadvisers to Manage Certain Portfolios Effective April
30, 2001

      On April 5 and 6, 2001, the Trustees made the following appointments:

- Cohen & Steers Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Real Estate Securities Trust

- Davis Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

      Financial Services Trust
      Fundamental Value Trust

- The Dreyfus Corporation was appointed, pursuant to a new subadvisory agreement, to manage:

      All Cap Value Trust

- INVESCO Funds Group, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Telecommunications Trust
      Mid Cap Growth Trust

- Lord, Abbett & Co. was appointed, pursuant to a new subadvisory agreement, to manage:

      Mid Cap Value Trust

- Manufacturers Adviser Corporation was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage Quantitative Mid Cap Trust. If approved by shareholders, MAC will also manage the Balanced Trust effective May 4, 2001.

- Massachusetts Financial Services Company was appointed, pursuant to a new subadvisory agreement, to manage:

      Strategic Growth Trust
      Capital Opportunities Trust
      Utilities Trust

- Putnam Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Mid Cap Opportunities Trust
      Global Equity Trust

- T. Rowe Price Associates, Inc. was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage:

      Small Company Value Trust

      New Subadvisers to Manage Certain Portfolios Effective July 16, 2001

      On June 28-29, 2001, the Trustees made the following appointments:

- Allegiance Capital,Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      High Grade Bond Trust

- Kayne Anderson Rudnick Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Small-Mid Cap Trust

- Lazard Asset Management was appointed, pursuant to a new subadvisory agreement, to manage:

      International Equity Select Trust
      Global Equity Select Trust

- NavellierManagement, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

      Small-Mid Cap Growth Trust

- Rorer Asset Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Core Value Trust

- Roxbury Capital Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

      Select Growth Trust


THE ADVISORY AGREEMENT

      Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

-     office space and all necessary office facilities and equipment, and

- individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

      The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

      The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

      In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

      Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus.

      For the years ended December 31, 2001, 2000 and 1999 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $159,360,448, $167,540,214 and $122,317,006 allocated among the portfolios as follows:

PORTFOLIO                                        2001              2000              1999
-----------------------------------------------------------------------------------------------
Internet Technologies Trust ............    $   485,996       $   364,054(3)            N/A
Pacific Rim Emerging Markets Trust .....        404,135           569,417           826,869
Telecommunications Trust ...............         92,665(5)            N/A               N/A
Science & Technology Trust .............      9,777,934        16,814,048         5,474,674
International Small Cap Trust ..........      2,047,647         3,416,149         1,657,308
Health Sciences Trust ..................        178,264(5)            N/A               N/A
Aggressive Growth Trust ................      3,333,853         3,154,189         1,025,508
Emerging Small Company Trust ...........      4,812,040         6,154,952         3,143,468
Small Company Blend ....................      1,310,363           925,735           200,337(2)
Dynamic Growth Trust ...................      1,333,584           654,785(3)            N/A
Mid Cap Growth Trust ...................        141,833(5)            N/A               N/A
Mid Cap Opportunities Trust ............        146,945(5)            N/A               N/A
Mid Cap Stock Trust ....................      1,156,805           955,504           433,859(2)
All Cap Growth Trust ...................      6,696,156         8,501,735         4,393,840
Financial Services Trust ...............         84,457(5)            N/A               N/A
Overseas Trust .........................      4,303,036         4,578,209         2,657,549
International Stock Trust ..............      2,820,263         2,890,232         2,089,623
International Value Trust ..............      1,754,852         1,329,316           475,140(2)
Capital Appreciation Trust .............        219,568             7,738(4)            N/A
Strategic Opportunities Trust ..........     10,518,817        13,403,289        12,412,481
Quantitative Mid Cap Trust .............        536,941(5)            N/A               N/A
Global Equity Trust ....................      5,441,314         6,643,175         7,901,467
Strategic Growth Trust .................        341,869(5)            N/A               N/A
Growth Trust ...........................      4,516,825         6,472,854         3,716,979
Large Cap Growth Trust .................      4,373,161         4,542,483         2,555,311
All Cap Value Trust ....................         77,758(5)            N/A               N/A
Capital Opportunities Trust ............        104,520(5)            N/A               N/A
Quantitative Equity Trust ..............      3,549,317         3,773,024         2,425,280
Blue Chip Growth Trust .................     14,947,138        17,113,773        12,535,949
Utilities Trust ........................         75,125(5)            N/A               N/A
Real Estate Securities Trust ...........      1,681,267         1,491,642         1,118,824
Small Company Value Trust ..............      1,568,527         1,054,874         1,101,422
Mid Cap Value Trust ....................        228,711(5)            N/A               N/A
Value Trust ............................      2,384,288         1,196,810         1,497,638
Equity Index Trust .....................        263,993           299,575           220,248
Tactical Allocation Trust ..............        536,962           269,753(3)            N/A
Fundamental Value Trust ................        330,440(5)            N/A               N/A
Growth & Income Trust ..................     19,161,761        23,601,208        20,739,640
U.S. Large Cap Value Trust .............      3,973,517         2,878,247           790,211(2)
Equity-Income Trust ....................      9,253,824         8,043,881         9,004,174

Income & Value Trust ...................      4,325,874         4,696,094         4,950,340
Balanced Trust .........................      1,380,116         1,849,965         2,172,887
High Yield Trust .......................      2,225,724         1,857,084         1,660,951
Strategic Bond Trust ...................      2,434,979         2,642,791         3,064,500
Global Bond Trust ......................        835,163           961,709         1,337,692
Total Return Trust .....................      4,137,218         2,398,611           925,369(2)
Investment Quality Bond Trust ..........      2,299,238         1,806,503         2,011,248
Diversified Bond Trust .................      1,817,049         1,526,414         1,597,677
U.S. Government Securities Trust .......      2,867,055         2,081,135         2,588,073
Money Market Trust .....................      6,098,304         4,545,400         4,033,204
Small Cap IndexTrust ...................        217,964           113,868(3)            N/A
International IndexTrust ...............        260,680           171,991(3)            N/A
Mid Cap Index Trust ....................        228,135            81,707(3)            N/A
Total Stock Market Index Trust .........        335,107           176,988(3)            N/A
500 Index Trust ........................      3,685,814           709,970(3)            N/A
Lifestyle Aggressive 1000 Trust ........        106,769            61,577               N/A
Lifestyle Growth 820 Trust .............        329,528           187,730               N/A

PORTFOLIO                                         2001              2000              1999
-----------------------------------------------------------------------------------------------
Lifestyle Balanced 640 Trust ...........        334,001           186,400               N/A
Lifestyle Moderate 460 Trust ...........        127,899            75,949               N/A
Lifestyle Conservative 280 Trust .......         91,970            50,225               N/A
Small  - Mid Cap Growth Trust ..........         12,025(6)            N/A               N/A
Small-Mid Cap Trust ....................         14,149(6)            N/A               N/A
International Equity Select Trust ......         13,671(6)            N/A               N/A
Select Growth Trust ....................         12,265(6)            N/A               N/A
Global Equity Select Trust .............         13,995(6)            N/A               N/A
Core Value Trust .......................         13,152(6)            N/A               N/A
High Grade Bond Trust ..................         10,851(6)            N/A               N/A

(2) For the period May 1, 1999 (commencement of operations) to December 31,
    1999.

(3) For the period May 1, 2000 (commencement of operations) to December 31,
    2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(6) For the period July 16, 2001 (commencement of operations) to December 31, 2001.


THE SUBADVISORY AGREEMENTS

      Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the SaBAM Limited Consulting Agreement, the SSgA Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Board of Trustees. (In the case of the SaBAM Limited Consulting Agreement, the SSgA Subadvisory Consulting Agreement and the FMR Sub-subadvisory Agreement), the activities of the Subadviser are also subject to the supervision of SaBAM, MAC and FMR, respectively.) The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs. (In the case of the SSgA Subadvisory Consulting Agreement for the Lifestyle Trusts, SSgA does not purchase and sell securities but rather provides information and services to MAC to assist MAC in this process as noted below.) Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

      The information and services SSgA provides to MAC pursuant to the Subadvisory Consulting Agreement for the Lifestyle Trusts are as follows:

      i. SSgA will, using SSgA's "Statistical Process Control Methodology" and the resources provided by its Office of the Fiduciary
           Adviser:

            - track the performance of each of the investment portfolios in which the Lifestyle Trusts invest (the "non-Lifestyle Trust portfolios") on an ongoing basis and identify changes in returns of these portfolios;

            - compare performance of the non-Lifestyle Trust portfolios to the performance of comparable portfolios;

            - calculate the probability that the subadvisers to the non-Lifestyle Trust portfolios will outperform their performance benchmarks;

      ii. SSgA will provide computer models, including its Growth Value Rotation Model, and statistical information to assist the Subadviser in making asset allocation determinations for the Lifestyle Trusts. SSgA will also, if requested by the Subadviser, make such asset allocation determinations.

      Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the Subadviser to the entity providing the consulting services as described below. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, in the case of certain portfolios, the fee is reduced with respect to such excess.

      SaBAM Limited Subadvisory Consulting Agreement. The Prospectus refers to a subadvisory consulting agreement between SaBAM and SaBAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SaBAM Limited provides certain investment advisory services to SaBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust.

            Ownership of SaBAM Limited. SaBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance AG ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc. ("SBH"). SIF is wholly owned by SBH, which is, in turn, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.

            Fee Paid to SaBAM Limited. SaBAM pays SaBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee. The amount paid to SaBAM Limited is equal to the fee payable under SaBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SaBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust does not incur any expenses in connection with SaBAM Limited's services other than the advisory fee.

      SSgA Subadvisory Consulting Agreement for the Lifestyle Trusts. The Prospectus refers to a subadvisory consulting agreement between MAC and SSgA for the provision of subadvisory consulting services to MAC in regards to the Lifestyle Trusts. The entire subadvisory fee paid to MAC by the Adviser is paid by MAC to SSgA. The Lifestyle Trusts do not incur any expenses in connection with SSgA's services other than the advisory fee.

      FMR Sub-Subadvisory Agreement for the Portfolios Managed by FMR. The Prospectus refers to a sub-subadvisory agreement between FMR and FMR Co., Inc.
(FMRC) for the provision of subadvisory consulting services to FMR in regards to the Trust portfolios managed by FMR. These portfolios do not incur any expenses in connection with FMRC's services other than the advisory fee.

Control of FMR's Investment Advisers. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward
C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than

25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Davis Administrative Service Agreement. The Adviser has entered into an Administrative Service Agreement with Davis Selected Advisers, L.P. ("Davis") pursuant to which Davis will pay the Adviser an administrative service fee of ..05% of the average net assets of the Fundamental Value Trust and the Financial Services Trust for administrative and investor support services provided by the Adviser to these Trust portfolios. For the year ended December 31, 2001, Davis paid the Adviser $21,000 under this agreement.

      Amount of Subadvisory Fees Paid. For the years ended December 31, 2001, 2000 and 1999, the Adviser paid aggregate subadvisory fees of $62,165,508, $66,500,926 and $46,407,309 , respectively, allocated among the portfolios as follows:


PORTFOLIO                                       2001             2000             1999
-----------------------------------------------------------------------------------------------
Internet Technologies Trust ............    $  274,694       $  205,769(6)           N/A
Pacific Rim Emerging Markets Trust .....       259,461          365,475       $  186,468
Telecommunications Trust ...............        50,545(8)           N/A              N/A
Science & Technology Trust .............     5,138,967        8,529,536        2,986,185
International Small Cap Trust ..........     1,132,002        1,777,724          927,279
Health Sciences Trust ..................        97,235(8)           N/A              N/A
Aggressive Growth Trust ................     1,666,926        1,577,094          544,955
Emerging Small Company Trust ...........     2,540,882        3,190,064        1,692,250
Small Company Blend Trust ..............       686,381          484,908          104,938(2)

PORTFOLIO                                       2001             2000             1999
-----------------------------------------------------------------------------------------------
Dynamic Growth Trust ...................       716,792          354,246(6)           N/A
Mid Cap Growth Trust ...................        70,917(8)           N/A              N/A
Mid Cap Opportunities Trust ............        73,473(8)           N/A              N/A
Mid Cap Stock Trust ....................       544,005          451,515          207,459(2)
All Cap Growth Trust ...................     3,131,934        3,892,179        2,139,225
Financial Services Trust ...............        40,006(8)           N/A              N/A
Overseas Trust .........................     2,264,756        2,409,584        1,365,648
International Stock Trust ..............     1,342,982        1,376,310        1,038,237
International Value Trust ..............       895,732          698,134          273,003(2)
Capital Appreciation Trust .............        97,586            3,439(7)           N/A
Strategic Opportunities Trust ..........     4,331,277        5,518,999        4,742,303
Quantitative Mid Cap Trust .............       201,353(8)           N/A              N/A
Global Equity Trust ....................     2,451,939        2,823,924        3,278,306
Strategic Growth Trust .................       151,942(8)           N/A              N/A
Growth Trust ...........................     1,938,374        2,634,535        1,656,644
Large Cap Growth Trust .................     1,999,159        2,076,565        1,170,905
All Cap Value Trust ....................        36,833(8)           N/A              N/A
Capital Opportunities Trust ............        46,453(8)           N/A              N/A
Quantitative Equity Trust ..............     1,004,401        1,055,278          731,320
Blue Chip Growth Trust .................     6,228,855        6,730,790        5,164,853
Utilities Trust ........................        33,389(8)           N/A              N/A
Real Estate Securities Trust ...........       599,225          496,451          384,622
Small Company Value Trust ..............       890,490          590,170          615,660
Mid Cap Value Trust ....................       108,337(8)           N/A              N/A
Value Trust ............................       845,679          498,803          596,315
Equity-Index Trust .....................       105,597          119,830           88,099
Tactical Allocation Trust ..............       238,650          119,892(6)           N/A
Fundamental Value Trust ................       156,446(8)           N/A              N/A
Growth & Income Trust ..................     4,332,352        5,220,241        4,648,128
U.S. Large Cap Value Trust .............     1,816,117        1,315,770          361,239(2)
Equity-Income Trust ....................     3,951,530        3,305,262        3,435,222
Income & Value Trust ...................     1,871,824        2,011,037        2,022,980
Balanced Trust .........................       476,555          760,914          871,930
High Yield Trust .......................       842,976          724,059          659,722
Strategic Bond Trust ...................       910,477(5)       977,513(4)     1,113,548(3)

Global Bond Trust ......................       377,884          433,249          597,740
Total Return Trust .....................     1,409,587          848,745          347,709(2)
Investment Quality Bond Trust ..........       680,593          566,885          614,134
Diversified Trust ......................       730,683          632,870          656,706
U.S. Government Securities Trust .......       806,281          630,262          747,248
Money Market Trust .....................       518,932          456,815          436,329
Small Cap Index Trust ..................        16,610            8,675(6)           N/A
International Index Trust ..............        33,178           21,890(6)           N/A
Mid Cap Index Trust ....................        17,382            6,226(6)           N/A
Total Stock Market Index Trust .........        25,532           13,485(6)           N/A
500 Index Trust ........................       120,206           23,931(6)           N/A
Lifestyle Aggressive 1000 Trust ........       106,769           61,577              N/A
Lifestyle Growth 820 Trust .............       329,528          187,730              N/A
Lifestyle Balanced 640 Trust ...........       334,001          186,400              N/A
Lifestyle Moderate 460 Trust ...........       127,899           75,950              N/A
Lifestyle Conservative 280 Trust .......        91,970           50,226              N/A
Small  - Mid Cap Growth Trust ..........         5,411(9)           N/A              N/A
Small-Mid Cap Trust ....................         7,718(9)           N/A              N/A
International Equity Select Trust ......         7,161(9)           N/A              N/A
Select Growth Trust ....................         5,810(9)           N/A              N/A
Global Equity Select Trust .............         7,331(9)           N/A              N/A
Core Value Trust .......................         5,919(9)           N/A              N/A
High Grade Bond Trust ..................         3,617(9)           N/A              N/A

(2) For the period May 1, 1999 (commencement of operations) to December 31,
1999.

(3) Of this amount, $278,387 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(4) Of this amount, $244,378 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(5) Of this amount, $227,619 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(6) For the period May 1, 2000 (commencement of operations) to December 31,
2000.

(7) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(8) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(9) For the period July 16, 2001 (commencement of operations) to December 31, 2001.


INFORMATION APPLICABLE TO BOTH THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS

      Expenses Paid by the Trust. Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include:

      - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

      - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

      -     brokers' commissions;

      - issue and transfer taxes on securities transactions to which the Trust is a party;

      -     taxes and fees payable by the Trust; and

      - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

      - costs for printing annual and semi-annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

      Term of the Advisory Agreement and Each Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement will initially continue in effect as to a portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

      Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the Agreement or (b) all of the portfolios of the Trust.

      Failure of Shareholders to Approve Continuance of the Advisory Agreement or any Subadvisory Agreement. If the outstanding voting securities of any portfolio fail to approve any continuance of the Advisory Agreement or any Subadvisory Agreement, the party may continue to act as investment adviser or subadviser (as applicable) with respect to such portfolio pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different adviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than the amount it would have received under the Advisory Agreement in respect of such portfolio.

      Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the Subadvisory Agreements. The following parties may terminate the agreements:

      -     the Board of Trustees of the Trust;

      - a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, a majority of the outstanding voting securities of such portfolio;

      -     the Adviser,

      -     in the case of the Subadvisory Agreements, by the respective
            Subadviser.

The Agreements will automatically terminate in the event of their assignment.

      Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser (including SaBAM Limited).

      The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the amendment or (b) all the portfolios of the Trust.

      As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the SEC permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amendment a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

      Approval of Advisory and Subadvisory Agreements by the Board of Trustees. The Board of Trustees of the Trust, including at least a majority of the disinterested trustees, have approved the Advisory Agreement and each of the Subadvisory Agreements. In connection with the approval of each of these agreements, the Board considered numerous factors, including:

   (i) the nature, quality and scope of the services provided by the Adviser or the Subadviser;

   (ii) performance information regarding the portfolios advised by the Adviser or Subadviser;

   (iii) performance information regarding the portfolios advised by the Adviser or Subadviser relative to funds with similar objectives and policies;

   (iv) the cost and expected profitability to the Adviser of providing portfolio management services to the portfolios;

   (v) the proposed advisory fee and subadvisory fee (including breakpoints) for each portfolio in relation to the fees of other comparable portfolios.

      At each meeting approving the Advisory Agreement or any of the Subadvisory Agreements the Board was provided with an analysis of its fiduciary obligations and had the assistance of independent legal counsel.

Termination of the SGAM Subadvisory Agreement

The SGAM Subadvisory Agreement for Principal Protection Trust, A and Principal Protection Trust, B (collectively, the "SGAM Portfolios") may be terminated by SGAM in the following circumstances:

         1. Applicable laws or regulations require SGAM to terminate the Subadvisory Agreement.

         2. SGAM is involuntarily dissolved or declared bankrupt or insolvent by a governing regulatory body.

         3. On any Business Day after the end of the Subscription Period, aggregate sales of Shares of a SGAM Portfolio minus aggregate redemptions of Shares of a SGAM Portfolio is less than $15 million;

         4. SGAM ceases to have the right to change the Equity Component-Fixed Income Component Allocation (as described in the Prospectus).

         5. There is a material change in the portfolio diversification requirements for registered investment companies set forth in either the U.S. Internal Revenue Code or the Investment Company Act of 1940 and the rules and regulations promulgated thereunder (the "1940 Act") that materially adversely affects SGAM's ability to manage the Portfolio pursuant to the asset allocation strategy described in the prospectus.

         6. The Adviser breaches the Subadvisory Agreement in a manner materially adverse to SGAM's ability to implement the Asset Allocation Strategy.

         7. The Adviser fails to obtain SGAM's written consent to Trust prospectus disclosure regarding SGAM and management of the Portfolio and such failure materially adversely affects SGAM's ability to implement the Asset Allocation Strategy.

         8. There is a Material Portfolio Change (as described below) in any of the Underlying Portfolios and the Adviser or SGAM reasonably determines that no other Trust Portfolio may be substituted for the affected Underlying Portfolio.

                  A Material Portfolio Change is defined as follows:

(a) the investment objective or policies of any of the Underlying Portfolios are materially changed in a manner which SGAM reasonably believes is materially adverse to SGAM's ability to manage the Portfolio pursuant to the Asset Allocation Strategy,

(b) any Underlying Portfolio is closed to additional investments or is liquidated,

(c) any Underlying Portfolio violates in a material manner any provisions of the 1940 Act regarding the pricing of redeemable securities of an open end management investment company which SGAM reasonably believes is materially adverse to the SGAM's ability to manage the Portfolio pursuant to the Asset Allocation Strategy (It being understood that errors in pricing Underlying Portfolio securities shall not be considered a Material Portfolio Change), or

(d) an Underlying Portfolio suspends the right of redemption other than pursuant to the 1940 Act.

(e) The expenses of an Underlying Portfolio increase by more than ___% during any ___ month period.

(f)      The net assets of an Underlying Portfolio fall below $____.

It is understood that a change in the subadviser to an Underlying Portfolio shall not in itself be considered a Material Portfolio Change; provided, however, that such change does not cause or result in a Material Portfolio Change as described above.

                          DISTRIBUTOR; RULE 12B-1 PLANS

      The Board of Trustees of the Trust have approved Rule 12b-1 Plans (the "Plans") for both Series I shares (formerly referred to as Class A shares) and Series II shares (formerly referred to as Class B shares). The purpose of both Plans is encourage the growth and retention of assets of each portfolio subject to a Plan. Series I shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .15% of Series I share average daily net assets. Series II shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .35% of Series II share average daily net assets.

      Rule 12b-1 fees are paid to the Trust's Distributor, Manulife Financial Services LLC.

      To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

  -   for any expenses relating to the distribution of the shares of the class,

  - for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

  - for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

Currently, both Series I and Series II are paying "service fees" of .15% of average daily net assets. The service fee is paid to the Trust's Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed to provide to beneficial owners of Series I and Series II shares those services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Rules of Fair Practice of the NASD.

      Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

      This Plan authorizes any payments in addition to fees described above made by a portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

      This Plan also authorizes the direction, payment, allocation and reallocation to any person of brokerage commission ("Allocations") on transactions in portfolio securities for a Portfolio ("Transactions") to the extent (i) the Allocations may be deemed to entail a direct or indirect financing of distribution costs because the Allocations are made in circumstances in which sales of annuity, insurance or pension products for which Trust Portfolios serve as investment options may be considered as a factor ("Sales Factor") and (ii) the Transactions are ones that would have been effected in the absence of the Sales Factor and are conducted in a manner consistent with the procedures and limitations set forth in the Trust's registration statement.

      The Plans may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect
(i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

                               PORTFOLIO BROKERAGE

      Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

      Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

      -   price, dealer spread or commission, if any,

      - the reliability, integrity and financial condition of the broker-dealer,

      -   size of the transaction,

      -   difficulty of execution,

      -   brokerage and research services provided, and

      -   confidentiality and anonymity.

      Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

      Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser.

      Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

      -   the value of securities,

      -   the advisability of purchasing or selling securities,

      - the availability of securities or purchasers or sellers of securities, and

      - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and
          (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

      To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.

      Sales Volume Considerations. Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of insurance contracts which offer Trust portfolios may be considered as a factor in the selection of brokers or dealers. A higher cost broker-dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

      "Step Out" Transactions. A Subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

      Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

      Affiliated Underwriting Transactions by the Subadvisers. The Trust's portfolios have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a portfolio may purchase securities that are offered in underwritings in which an affiliate of the Subadvisers participate. These procedures prohibit a portfolio from directly or indirectly benefiting a Subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios could purchase.

      Brokerage Commissions Paid. For the years ended December 31, 2001, 2000 and 1999, the Trust paid brokerage commissions in connection with portfolio transactions of $32,382,644, $30,480,942 and $21,888,116, respectively, allocated among the portfolios as follows:

PORTFOLIO                                       2001             2000             1999
-----------------------------------------------------------------------------------------------
Internet Technologies Trust ............    $   42,232       $   12,816(3)           N/A
Pacific Rim Emerging Markets Trust .....       328,475          285,691       $  231,264
Telecommunications Trust ...............        38,754(5)           N/A              N/A
Science & Technology Trust .............     1,449,886        1,373,214          558,599
International Small Cap Trust ..........     7,611,636        8,440,319        2,670,462
Health Sciences Trust ..................        37,409(5)           N/A              N/A
Aggressive Growth Trust ................       599,173          465,370          192,212
Emerging Small Company Trust ...........       401,351          146,790          609,657

PORTFOLIO                                       2001             2000             1999
-----------------------------------------------------------------------------------------------
Small Company Blend Trust ..............       145,413           79,174           54,968(2)
Dynamic Growth Trust ...................       393,045          103,739(3)           N/A
Mid Cap Growth Trust ...................        30,551(5)           N/A              N/A
Mid Cap Opportunities Trust ............        40,011(5)           N/A              N/A
Mid Cap Stock Trust ....................       390,457          400,532          123,553(2)
All Cap Growth Trust ...................     1,053,416        1,562,480        1,198,534
Financial Services Trust ...............        37,784(5)           N/A              N/A
Overseas Trust .........................       995,590        1,790,076        1,075,432
International Stock Trust ..............       368,625          542,577          353,494
International Value Trust ..............       377,589          359,614          220,824(2)
Capital Appreciation Trust .............        76,973            5,943(4)           N/A
Strategic Opportunities Trust ..........     5,539,294        2,985,632        3,294,528
Quantitative Mid Cap Trust .............       476,161(5)           N/A              N/A
Global Equity Trust ....................     1,659,102        1,455,103        1,419,066
Strategic Growth Trust .................       143,751(5)           N/A              N/A
Growth Trust ...........................       858,885        1,388,033          860,907
Large Cap Growth Trust .................     1,062,531          616,584          561,368
All Cap Value Trust ....................        73,294(5)           N/A              N/A
Capital Opportunities Trust ............        52,986(5)           N/A              N/A
Quantitative Equity Trust ..............     1,167,415        1,047,307          938,331
Blue Chip Growth Trust .................     1,443,026        1,350,048        1,002,743
Utilities Trust ........................        41,357(5)           N/A              N/A
Real Estate Securities Trust ...........       431,884        1,418,559        1,408,916
Small Company Value Trust ..............       290,673          422,969          455,528
Mid Cap Value Trust ....................       230,028(5)           N/A              N/A
Value Trust ............................       464,503          328,316          435,054
Equity-Index Trust .....................         6,876            8,272            4,918
Tactical Allocation Trust ..............        32,336           26,488(3)           N/A

Fundamental Value Trust ................       137,167(5)           N/A              N/A
Growth & Income Trust ..................     1,646,676        1,753,576        1,494,630
U.S. Large Cap Value Trust .............       483,125          397,289          267,744(2)
Equity-Income Trust ....................       811,272          805,529          751,867
Income & Value Trust ...................       351,851          366,221          730,819
Balanced Trust .........................       320,411          300,445          906,347
High Yield Trust .......................             3              310              958
Strategic Bond Trust ...................           N/A              N/A              N/A
Global Bond Trust ......................         5,365              770              N/A
Total Return Trust .....................        62,979           36,332           25,198(2)
Investment Quality Bond Trust ..........           N/A              N/A              325
Diversified Bond Trust .................           N/A              N/A           39,870
U.S. Government Securities Trust .......           N/A              N/A              N/A
Money Market Trust .....................           N/A              N/A              N/A
Small Cap IndexTrust ...................        58,507           26,476(3)           N/A
International Index Trust ..............        11,592           89,514(3)           N/A
Mid Cap Index Trust ....................        26,630           26,420(3)           N/A
Total Stock Market Index Trust .........        16,227           38,924(3)           N/A
500 Index Trust ........................        32,553           23,490(3)           N/A
Lifestyle Aggressive 1000 Trust ........           N/A              N/A              N/A
Lifestyle Growth 820 Trust .............           N/A              N/A              N/A
Lifestyle Balanced 640 Trust ...........           N/A              N/A              N/A
Lifestyle Moderate 460 Trust ...........           N/A              N/A              N/A
Lifestyle Conservative 280 Trust .......           N/A              N/A              N/A
Small  - Mid Cap Growth Trust ..........         4,439(6)           N/A              N/A

PORTFOLIO                                       2001             2000             1999
-----------------------------------------------------------------------------------------------
Small-Mid Cap Trust ....................         5,753(6)           N/A              N/A
International Equity Select Trust ......         4,289(6)           N/A              N/A
Select Growth Trust ....................         4,500(6)           N/A              N/A
Global Equity Select Trust .............         3,025(6)           N/A              N/A
Core Value Trust .......................         3,808(6)           N/A              N/A
High Grade Bond Trust ..................           N/A(6)           N/A              N/A

(2) For the period May 1, 1999 (commencement of operations) to December 31,
1999.

(3) For the period May 1, 2000 (commencement of operations) to December 31,
2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(6) For the period July 16, 2001 (commencement of operations) to December 31, 2001.


      Brokerage Commissions Paid to Affiliated Brokers

      For the year ended December 31, 2001, the following brokers were affiliated brokers of the listed portfolios:

BROKER                                               PORTFOLIO                               EXPLANATION
--------------------------------------------------------------------------------------------------------------------------------
Fund Management Company, Inc.                  Aggressive Growth Trust                Affiliated brokers due to the position of
A I M Distributors, Inc.                       All Cap Growth Trust                   A I M Capital Management, Inc. as
                                                                                      subadviser to these Portfolios.

Nomura Securities                              Small Company Value Trust              Affiliated brokers due to the position of
Nomura Securities International                                                       AXA Rosenberg Investment Management LLC as
                                                                                      subadviser to this Portfolio.
DLJ
Paribas
BNP Securities

Fidelity Capital Markets, a division of        Overseas Trust                         Affiliated brokers due to the position of FMR
   National Financial Services LLC             Strategic Opportunities Trust          as subadviser to these Portfolios.
Fidelity Brokerage Services LLC
Fidelity Distributors Corporation              Large Cap Growth Trust
Fidelity Investments Institutional Services
Company, Inc.
REDIBook
Fidelity Global Brokerage Group, LLC, a
wholly-owned subsidiary of FMR Corp., has a
20.5% equity ownership interest in REDIBook
ECN LLC.

Buck Investment Services, Inc.                 International Small Cap Trust          Affiliated brokers due to the position of
Dreyfus Financial Services Corp.               Balanced Trust                         Founders Asset Management, LLC as
Dreyfus Investment Services Corp.                                                     subadviser to these Portfolios.
Dreyfus Service Corporation
Mellon Financial Markets, Inc.

Franklin Templeton Distributors Inc.           Emerging Small Company Trust           Affiliated brokers due to the position of
Templeton Franklin Investment Services Inc.    International Value Trust              Franklin Advisers, Inc. as subadviser to
                                                                                      the Emerging Small Company Trust and the
                                                                                      position of Templeton Investment Counsel,
                                                                                      Inc. as subadviser to the International
                                                                                      Value Trust.

Fred Alger & Company Incorporated              All Cap Growth Trust                   Affiliated broker due to the position of
                                                                                      Fred Alger Management, Inc. as subadviser
                                                                                      to this Portfolio prior to May 1, 1999.

J.P. Morgan Securities Inc.                    Overseas Trust                         Affiliated brokers due to the position of
J.P. Morgan Securities Ltd.                                                           J.P. Morgan Investment Management, Inc. as
                                                                                      subadviser to this portfolio prior to May
                                                                                      1, 1999.

BROKER                                               PORTFOLIO                               EXPLANATION
Morgan Stanley & Co. Inc.                      Global Equity Trust                    Affiliated brokers due to the position of
Morgan Stanley International Limited           Value Trust                            Morgan Stanley Asset Management, as
Dean Witter Reynolds, Inc.                     High Yield Trust                       subadviser to the Global Equity Trust and
Discover Brokerage Direct, Inc.                                                       the position of Miller Anderson & Sherrerd,
AB Asesores                                                                           LLP as subadviser to the Value Trust and
                                                                                      the High Yield Trust.

Dresdner Bank                                  Global Bond Trust                      Affiliated broker due to the position of
                                                                                      Oechsle International Advisors, LLC as
                                                                                      subadviser to this Portfolio prior to
                                                                                      May 1, 1999.

PIMCO Funds Distributors LLC                   Global Bond Trust                      Affiliated broker due to the position of
                                               Total Return Trust                     Pacific Investment Management Company as
                                                                                      subadviser to these Portfolios.

Citicorp Financial Services Corp.              U.S. Government Securities Trust       Affiliated broker due to the position of
Citicorp Investment Services                   Strategic Bond Trust                   Salomon Asset Management Inc. as subadviser
Citicorp Securities Services, Inc.                                                    to these Portfolios.
Citicorp Securities, Inc.
Copeland Equities, Inc.
Liberty Brokerage
PFS Distributors, Inc.
PFS Investments Inc.
The Robinson-Humphrey Company
Salomon Reinvestment Company Inc
Salomon Smith Barney Inc.
Smith Annuity Services, Inc.
Smith Barney Puerto Rico Inc.
Tower Square Securities, Inc.
Travelers Distribution Company
Tribeca Investments, L.L.C.

State Street Brokerage                         Growth Trust                           Affiliated broker due to the position of
Services, a division of State                                                         State Street Global Advisors as subadviser
Street Capital Markets, LLC                                                           to this Portfolio.

Robert Fleming                                 International Stock Trust              Affiliated broker due to the position of
Jardine Fleming                                                                       T. Rowe Price International, Inc. as
Ord Minnet                                                                            subadviser to this Portfolio.

Hochman & Baker Securities, Inc.               Capital Appreciation Trust             Affiliated broker due to the position of
Pruco Securities Corporation                                                          Jennison Associates LLC as subadviser to this
Prudential Investment Management Services LLC                                         Portfolio
Prudential Securities Incorporated
Wexford Clearing Services Corporation

BROKER                                               PORTFOLIO                               EXPLANATION
PaineWebber Inc.                               Tactical Allocation Trust              Affiliated broker due to the position of
Paine Webber Services Inc.                                                            Brinson Advisors, Inc. as subadviser to this
Paine Webber Incorporated                                                             Portfolio
of Puerto Rico
J.C. Bradford & Co. L.L.C.
Correspondent Services Corporation
UBS Warburg AG
UBS Warburg Asia Limited
UBS Warburg Pte Ltd
UBS Warburg Securities India Private Limited
UBS Warburg Securities Ltd
UBS (Cayman Islands) Ltd
UBS (Panama) SA
UBS Bank (Canada)
UBS Futures & Options Ltd
UBS Warburg (France) SA
UBS Warburg (Futures & Options) Pte Ltd
UBS Warburg (Israel) Ltd
UBS Realty Investors LLC
UBS Agrivest LLC
Allegis Capital LLC
Schroder Munchmeyer Hengst AG





Comerica Investment Services, Inc.             Internet Technologies                  Affiliated broker due to the position of
                                                                                      Munder Capital Management as a subadviser
                                                                                      to this Portfolio

Lazard, Freres & Co.                           International Equity  Select           Affiliated broker due to the position of
                                               Global Equity Select                   Lazard Asset Management as subadviser to
                                                                                      these Portfolios

KA Associates, Inc.                            Small-Mid Cap Trust                    Affiliated broker due to the position of
                                                                                      Kayne Anderson Rudnick Investment
                                                                                      Management, LLC as subadviser to this
                                                                                      Portfolio

Commission Paid to J.P. Morgan Securities

      For the year ended December 31, 1999, 2000 and 2001, brokerage commissions were paid to J.P. MORGAN SECURITIES INC. by the Overseas Trust as follows:

                                                                              % OF AGGREGATE
                                                % OF PORTFOLIO'S BROKERAGE    $ AMOUNT OF
                                                  COMMISSIONS REPRESENTED     TRANSACTIONS
PORTFOLIO                         COMMISSIONS         FOR THE PERIOD          FOR THE PERIOD
--------------------------------------------------------------------------------------------
Year ended December 31, 2001:
 Overseas Trust..............       $11,737                 1.18%                 0.00%
Year ended December 31, 2000:
 Overseas Trust..............       $     0                    0%                    0%
Year ended December 31, 1999:
 Overseas Trust..............       $19,178                 1.78%                 0.09%

Commissions Paid to Fidelity Capital Markets

      For the years ended December 31, 1999, 2000 and 2001, brokerage commissions were paid to FIDELITY CAPITAL MARKETS by the Strategic Opportunities Trust, the Large Cap Growth Trust, the Income & Value Trust and the Diversified Bond Trust as follows:

                                                    % OF AGGREGATE
                                              % OF PORTFOLIO'S BROKERAGE      $ AMOUNT OF
                                                COMMISSIONS REPRESENTED       TRANSACTIONS
PORTFOLIO                        COMMISSIONS        FOR THE PERIOD           FOR THE PERIOD
--------------------------------------------------------------------------------------------
Year ended December 31, 2001:
Overseas Trust..............       $     0                0.00%                  0.00%
Year ended December 31, 2000:
Overseas Trust..............       $     0                0.00%                  0.00%
Year ended December 31, 1999:
Overseas Trust...............      $   445                0.04%                  0.00%
Strategic Opportunities Trust      $13,286                0.26%                  0.08%

Commissions Paid to Morgan Stanley & Co., Incorporated

      For the year ended December 31, 1999, no brokerage commissions were paid to MORGAN STANLEY & CO., INCORPORATED by the Value Trust and the High Yield Trust. For the year ended December 31, 2001 and 2000, brokerage commissions were paid as follows:

                                                                            % OF AGGREGATE
                                               % OF PORTFOLIO'S BROKERAGE    $ AMOUNT OF
                                                COMMISSIONS REPRESENTED     TRANSACTIONS
PORTFOLIO                       COMMISSIONS         FOR THE PERIOD          FOR THE PERIOD
--------------------------------------------------------------------------------------------
Year ended December 31, 2001:
Global Equity Trust..........     $     0                 0.00%                 0.00%
Year ended December 31, 2000:
Global Equity Trust..........     $17,981                 1.24%                 0.00%
Year ended December 31, 1999:
Global Equity Trust..........     $ 2,508                 0.18%                 0.01%

Commissions Paid to Morgan Stanley International

      For the year ended December 31, 1999, no brokerage commissions were paid to MORGAN STANLEY INTERNATIONAL by the Global Equity Trust, the Value Trust and the High Yield Trust. For the year ended December 31, 2001 and 2000, brokerage commissions were paid as follows:

                                                                              % OF AGGREGATE
                                                % OF PORTFOLIO'S BROKERAGE     $ AMOUNT OF
                                                 COMMISSIONS REPRESENTED      TRANSACTIONS
PORTFOLIO                       COMMISSIONS          FOR THE PERIOD           FOR THE PERIOD
--------------------------------------------------------------------------------------------
Year ended December 31, 2001:
Global Equity Trust..........     $     0                0.00%                    0.00%
Year ended December 31, 2000:
Global Equity Trust..........     $36,403                2.50%                    0.01%

Commissions Paid to Robert Fleming
      For the years ended December 31, 2001, 2000, 1999 brokerage commissions were paid to ROBERT FLEMING as follows:

                                                                             % OF AGGREGATE
                                                % OF PORTFOLIO'S BROKERAGE    $ AMOUNT OF
                                                 COMMISSIONS REPRESENTED     TRANSACTIONS
PORTFOLIO                        COMMISSIONS         FOR THE PERIOD          FOR THE PERIOD
--------------------------------------------------------------------------------------------
Year ended December 31, 2001:
International Stock Trust....      $     0                0.00%                   0.00%
Year ended December 31, 2000:
International Stock Trust....      $10,317                1.90%                   0.00%
Year ended December 31, 1999:
International Stock Trust....      $   240                0.07%                   0.00%

Commissions Paid to Ord Minnet
      For the year ended December 31, 1999, no brokerage commissions were paid to ORD MINNET. For the years ended December 31, 2001 and 2000, brokerage commissions were paid as follows:

                                                                             % OF AGGREGATE
                                              % OF PORTFOLIO'S BROKERAGE      $ AMOUNT OF
                                                COMMISSIONS REPRESENTED       TRANSACTIONS
PORTFOLIO                       COMMISSIONS         FOR THE PERIOD           FOR THE PERIOD
--------------------------------------------------------------------------------------------
Year ended December 31, 2001:
International Stock Trust....     $  760                 0.21%                    0.00%
Year ended December 31, 2000:
International Stock Trust....     $1,526                 0.28%                    0.00%

Commissions Paid to Jardine Fleming
      For the year ended December 31, 1999, 2000 and 2001, brokerage commissions were paid to JARDINE FLEMING as follows:

                                                                            % OF AGGREGATE
                                               % OF PORTFOLIO'S BROKERAGE    $ AMOUNT OF
                                                COMMISSIONS REPRESENTED     TRANSACTIONS
PORTFOLIO                       COMMISSIONS         FOR THE PERIOD          FOR THE PERIOD
--------------------------------------------------------------------------------------------
Year ended December 31, 2001:
International Stock Trust....     $     0                0.00%                   0.00%
Year ended December 31, 2000:
International Stock Trust....     $10,461                1.93%                   0.00%
Year ended December 31, 1999:
International Stock Trust....     $ 4,138                1.17%                   0.02%

Commissions Paid to DLJ
      For the year ended December 31, 1999, 2000 and 2001, brokerage commissions were paid to DLJ as follows:

                                                                          % OF AGGREGATE
                                              % OF PORTFOLIO'S BROKERAGE   $ AMOUNT OF
                                               COMMISSIONS REPRESENTED    TRANSACTIONS
PORTFOLIO                       COMMISSIONS        FOR THE PERIOD         FOR THE PERIOD
--------------------------------------------------------------------------------------------
Year ended December 31, 2001:
Small Company Value Trust....     $    0                0.00%                  0.00%
Year ended December 31, 2000:
Small Company Value Trust....     $5,256                1.24%                  0.00%
Year ended December 31, 1999:
Small Company Value Trust....     $8,761                1.92%                  0.04%

      For the years ended December 31, 2000 and 2001, brokerage commissions were paid to BNP SECURITIES by the Small Company Value Trust as follows:

                                                                                 % OF AGGREGATE
                                                  % OF PORTFOLIO'S BROKERAGE      $ AMOUNT OF
                                                   COMMISSIONS REPRESENTED       TRANSACTIONS
PORTFOLIO                        COMMISSIONS           FOR THE PERIOD            FOR THE PERIOD
------------------------------------------------------------------------------------------------
Year ended December 31, 2001:
Small Company Value Trust....       $  0                    0.00%                     0.00%
Year ended December 31, 2000:
Small Company Value Trust....       $234                    0.06%                     0.00%

                        PURCHASE AND REDEMPTION OF SHARES

      The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

      - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

      - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

      - the SEC by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

      The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under "Purchase and Redemption of Shares."

      Except for the types of securities described below, securities held by the portfolios will be valued as follows:

      - Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

      - Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.

      - Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

      - Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

      Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

      Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Trust. Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

      Money Market Trust - Rule 2a-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.

      The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust.

      In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

      -     redeeming shares in kind;

      - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;

      -     withholding or reducing dividends;

      - utilizing a net asset value per share based on available market quotations; or

      - investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife North America, Manulife New York, Manufacturers America and Manufacturers USA.

                                PERFORMANCE DATA

      Each of the portfolios may quote total return figures in its advertising and sales materials. The figures will always include the average annual total return for recent one period and, when applicable, five and ten year periods and where less than five or ten years, the period since the inception date of the portfolio. In the case of the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc.

      The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees, such as advisory fees charged to the Trust, and all Trust expenses are reflected in the calculations. There are no non-recurring fees, such as sales loads, surrender charges or account fees, charged by the Trust. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.

                                 SERIES I SHARES
                           TOTAL ANNUALIZED RETURN(6)

                                                                      SINCE INCEPTION
                                                                       OR 10 YEARS,
                                         ONE YEAR       FIVE YEARS     WHICHEVER IS
                                           ENDED          ENDED       SHORTER THROUGH      DATE FIRST
      TRUST PORTFOLIO                    6/30/2002      6/30/2002        6/30/2002         AVAILABLE
------------------------------------------------------------------------------------------------------
Internet Technologies Trust              (53.77%)          NA           (53.44%)           05/01/00
Pacific Rim Emerging Markets Trust(1)     (4.62%)       (8.32%)          (3.24%)           10/04/94
Telecommunications Trust                 (57.95%)         N/A           (58.81%)           04/30/01
Science & Technology Trust               (46.14%)       (5.77%)          (3.55%)           01/01/97
International Small Cap Trust            (10.09%)       (0.44%)           2.08%            03/04/96
Health Sciences Trust                    (21.14%)         N/A           (12.80%)           04/30/01
Aggressive Growth Trust                  (24.48%)       (1.12%)          (1.40%)           01/01/97
Emerging Small Company Trust             (22.90%)        3.59%            4.14%            01/01/97
Small Company Blend Trust                (13.99%)         N/A            (2.55%)           05/01/99
Dynamic Growth Trust                     (33.16%)         N/A           (41.92%)           05/01/00
Mid Cap Growth Trust                     (33.64%)         N/A           (31.41%)           04/30/01
Mid Cap Opportunities Trust              (29.93%)         N/A           (27.63%)           04/30/01
Mid Cap Stock Trust                      (14.18%)         N/A            (8.87%)           05/01/99
All Cap Growth Trust                     (22.15%)        3.12%            4.67%            03/04/96
Financial Services Trust                 (15.64%)         N/A           (13.50%)           04/30/01
Overseas Trust                           (12.94%)       (2.47%)           1.76%            01/09/95
International Stock Trust                (10.86%)       (2.95%)          (0.91%)           01/01/97
International Value Trust                 (4.43%)         N/A            (4.23%)           05/01/99
Capital Appreciation Trust               (24.14%)         N/A           (27.91%)           11/01/00
Strategic Opportunities Trust(5)         (34.51%)       (1.70%)         8.87%(2)           06/18/85
Quantitative Mid Cap Trust               (24.54%)         N/A           (24.03%)           04/30/01
Global Equity Trust                      (17.93%)        0.73%          6.66%(2)           03/18/88
Strategic Growth Trust                   (30.26%)         N/A           (28.43%)           04/30/01
Growth Trust                             (26.10%)       (3.50%)           1.34%            07/15/96
Large Cap Growth Trust                   (20.87%)       (0.40%)         5.97%(2)           08/03/89
All Cap Value Trust                      (16.77%)         N/A           (14.49%)           04/30/01
Capital Opportunities Trust              (27.09%)         N/A           (26.55%)           04/30/01
Quantitative Equity Trust                (28.64%)        2.32%          9.33%(2)           04/30/87

                                                                      SINCE INCEPTION
                                                                       OR 10 YEARS,
                                         ONE YEAR       FIVE YEARS     WHICHEVER IS
                                           ENDED          ENDED       SHORTER THROUGH      DATE FIRST
      TRUST PORTFOLIO                    6/30/2002      6/30/2002        6/30/2002         AVAILABLE
------------------------------------------------------------------------------------------------------
Blue Chip Growth Trust                   (20.61%)        3.27%            7.24%            12/11/92
Utilities Trust                          (34.06%)         N/A           (35.76%)           04/30/01
Real Estate Securities Trust(1)           11.40%         4.94%           11.45%(2)         04/30/87
Small Company Value Trust                  7.81%          N/A             3.74%            10/01/97
Mid Cap Value Trust                        2.85%          N/A             3.28%            04/30/01
Value Trust                               (9.98%)        3.55%            6.01%            01/01/97
Equity Index Trust(1)                    (18.30%)        3.52%            8.08%            02/14/96
Tactical Allocation Trust                (19.07%)         N/A           (13.86%)           05/01/00
Fundamental Value Trust                  (13.69%)         N/A           (13.24%)           04/30/01
Growth & Income Trust                    (20.07%)        2.64%           10.69%(2)         04/23/91
U.S. Large Cap Value Trust               (19.52%)         N/A            (4.93%)           05/01/99
Equity-Income Trust                       (4.92%)        6.96%           11.32%            02/19/93
Income & Value Trust                     (12.34%)        4.37%            7.53%(2)         08/03/89
Balanced Trust                           (15.13%)       (2.96%)          (0.72%)           01/01/97
High Yield Trust                          (9.37%)       (0.98%)           0.13%            01/01/97
Strategic Bond Trust                       6.21%         4.99%            6.97%            02/19/93
Global Bond Trust                         16.42%         3.21%            6.18%(2)         03/18/88
Total Return Trust                         9.86%          N/A             6.72%            05/01/99
Investment Quality Bond Trust              6.95%         6.61%            6.67%(2)         06/18/85
Diversified Bond Trust                     5.47%         7.00%            7.76%(2)         08/03/89
U.S. Government Securities Trust           7.75%         6.73%            6.53%(2)         03/18/88
Money Market Trust(1)                      1.90%         4.47%            4.35%(2)         06/18/85
Small Cap Index Trust                     (9.32%)         N/A            (4.60%)           05/01/00
International Index Trust                (10.90%)         N/A           (16.05%)           05/01/00
Mid Cap Index Trust                       (5.26%)         N/A             0.70%            05/01/00
Total Stock Market Index Trust           (17.12%)         N/A           (15.19%)           05/01/00
500 Index Trust                          (18.45%)         N/A           (15.99%)           05/01/00
Lifestyle Aggressive 1000 Trust          (14.63%)       (1.55%)          (0.12%)           01/07/97
Lifestyle Growth 820 Trust               (11.37%)        0.97%            2.48%            01/07/97
Lifestyle Balanced 640 Trust              (7.17%)        2.89%            4.16%            01/07/97
Lifestyle Moderate 460 Trust              (2.51%)        4.71%            5.74%            01/07/97
Lifestyle Conservative 280 Trust           2.39%         6.30%            6.85%            01/07/97
Small-Mid Cap Growth Trust                  N/A           N/A          (26.24%)(3)         07/16/01
Small-Mid Cap Trust                         N/A           N/A           (8.24%)(3)         07/16/01
International Equity Select Trust           N/A           N/A           (2.56%)(3)         07/16/01

                                                                      SINCE INCEPTION
                                                                       OR 10 YEARS,
                                         ONE YEAR       FIVE YEARS     WHICHEVER IS
                                           ENDED          ENDED       SHORTER THROUGH      DATE FIRST
      TRUST PORTFOLIO                    6/30/2002      6/30/2002        6/30/2002         AVAILABLE
------------------------------------------------------------------------------------------------------
Select Growth Trust                      N/A            N/A           (25.60%)(3)          07/16/01
Global Equity Select Trust               N/A            N/A            (6.00%)(3)          07/16/01
Core Value Trust                         N/A            N/A           (12.97%)(3)          07/16/01
High Grade Bond Trust                    N/A            N/A             7.02% (3)          07/16/01


(1) On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these Trust portfolios is based upon the performance of their respective predecessor Manulife Series Fund, Inc. portfolios for periods prior to December 31, 1996.

(2)      10 Years

(3)      Aggregate Return for the period July 16, 2001 to June 30, 2002.

(6) Certain expenses of the portfolios listed below were waived. If such waiver were not in effect, returns would have been lower: Science & Technology, Health Sciences, Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Capital Appreciation, the Lifestyle Trusts

                                SERIES II SHARES
                           TOTAL ANNUALIZED RETURN(5)

                                                                      SINCE INCEPTION
                                                                       OR 10 YEARS,
                                         ONE YEAR       FIVE YEARS     WHICHEVER IS
                                           ENDED          ENDED       SHORTER THROUGH      DATE FIRST
      TRUST PORTFOLIO                    6/30/2002      6/30/2002        6/30/2002        AVAILABLE(3)
------------------------------------------------------------------------------------------------------
Internet Technologies Trust              (53.77%)          N/A           (53.44%)          05/01/00
Pacific Rim Emerging Markets Trust(1)     (4.62%)        (8.32%)          (3.24%)          10/04/94
Telecommunications Trust                 (58.05%)          N/A           (58.88%)          04/30/01
Science & Technology Trust               (46.14%)        (5.77%)          (3.55%)          01/01/97
International Small Cap Trust            (10.09%)        (0.44%)           2.08%           03/04/96
Health Sciences Trust                    (21.22%)          N/A           (12.87%)          04/30/01
Aggressive Growth Trust                  (24.48%)        (1.12%)          (1.40%)          01/01/97
Emerging Small Company Trust             (22.93%)         3.58%            4.14%           01/01/97
Small Company Blend Trust                (14.08%)          N/A            (2.58%)          05/01/99
Dynamic Growth Trust                     (33.33%)          N/A           (41.99%)          05/01/00
Mid Cap Growth Trust                     (33.64%)          N/A           (31.41%)          04/30/01
Mid Cap Opportunities Trust              (30.01%)          N/A           (27.70%)          04/30/01
Mid Cap Stock Trust                      (14.27%)          N/A            (8.90%)          05/01/99
All Cap Growth Trust                     (22.22%)         3.10%            4.66%           03/04/96
Financial Services Trust                 (15.72%)          N/A           (13.57%)          04/30/01
Overseas Trust                           (12.94%)        (2.47%)           1.76%           01/09/95
International Stock Trust                (10.96%)        (2.98%)          (0.93%)          01/01/97

                                                                      SINCE INCEPTION
                                                                       OR 10 YEARS,
                                         ONE YEAR       FIVE YEARS     WHICHEVER IS
                                           ENDED          ENDED       SHORTER THROUGH      DATE FIRST
      TRUST PORTFOLIO                    6/30/2002      6/30/2002        6/30/2002        AVAILABLE(1)
------------------------------------------------------------------------------------------------------
International Value Trust                 (4.52%)          N/A             (4.26%)         05/01/99
Capital Appreciation Trust               (24.24%)          N/A            (27.97%)         11/01/00
Strategic Opportunities Trust(5)         (34.51%)        (1.70%)            8.87%(2)       06/18/85
Quantitative Mid Cap Trust               (24.54%)          N/A            (24.03%)         04/30/01
Global Equity Trust                      (17.93%)         0.73%             6.66%(2)       03/18/88
Strategic Growth Trust                   (30.26%)          N/A            (28.43%)         04/30/01
Growth Trust                             (26.10%)        (3.50%)            1.34%          07/15/96
Large Cap Growth Trust                   (20.96%)        (0.42%)            5.95%(2)       08/03/89
All Cap Value Trust                      (16.85%)          N/A            (14.57%)         04/30/01
Capital Opportunities Trust              (27.09%)          N/A            (26.55%)         04/30/01
Quantitative Equity Trust                (28.64%)         2.32%             9.33%(2)       04/30/87
Blue Chip Growth Trust                   (20.68%)         3.25%             7.23%          12/11/92
Utilities Trust                          (34.06%)          N/A            (35.76%)         04/30/01
Real Estate Securities Trust(1)           11.34%          4.93%            11.44%(2)       04/30/87
Small Company Value Trust                  7.74%           N/A              3.73%          10/01/97
Mid Cap Value Trust                        2.85%           N/A              3.28%(3)       04/30/01
Value Trust                               (9.98%)         3.55%             6.01%          01/01/97
Equity Index Trust(1)                       N/A            N/A               N/A           02/14/96
Tactical Allocation Trust                (19.16%)          N/A            (13.90%)         05/01/00
Fundamental Value Trust                  (13.77%)          N/A            (13.32%)         04/30/01
Growth & Income Trust                    (20.11%)         2.63%            10.69%(2)       04/23/91
U.S. Large Cap Value Trust               (19.52%)          N/A             (4.92%)         05/01/99
Equity-Income Trust                       (4.98%)         6.95%            11.31%          02/19/93
Income & Value Trust                     (12.44%)         4.35%             7.52%(2)       08/03/89
Balanced Trust                           (15.20%)        (2.98%)           (0.73%)         01/01/97
High Yield Trust                          (9.37%)        (0.98%)            0.13%          01/01/97
Strategic Bond Trust                       6.21%          4.99%             6.97%          02/19/93
Global Bond Trust                         16.42%          3.21%             6.18%(2)       03/18/88
Total Return Trust                         9.78%           N/A              6.70%          05/01/99
Investment Quality Bond Trust              6.86%          6.60%             6.66%(2)       06/18/85
Diversified Bond Trust                     5.37%          6.98%             7.75%(2)       08/03/89
U.S. Government Securities Trust           7.68%          6.72%             6.52%(2)       03/18/88
Money Market Trust(1)                      1.81%          4.45%             4.34%(2)       06/18/85
Small Cap Index Trust                     (9.41%)          N/A             (4.64%)         05/01/00
International Index Trust                (10.90%)          N/A            (16.05%)         05/01/00

                                                                      SINCE INCEPTION
                                                                       OR 10 YEARS,
                                         ONE YEAR       FIVE YEARS     WHICHEVER IS
                                           ENDED          ENDED       SHORTER THROUGH      DATE FIRST
      TRUST PORTFOLIO                    6/30/2002      6/30/2002        6/30/2002         AVAILABLE
------------------------------------------------------------------------------------------------------
Mid Cap Index Trust                       (5.34%)          N/A             0.66%           05/01/00
Total Stock Market Index Trust           (17.12%)          N/A           (15.19%)          05/01/00
500 Index Trust                          (18.45%)          N/A           (15.99%)          05/01/00
Lifestyle Aggressive 1000 Trust          (14.63%)        (1.55%)          (0.12%)          01/07/97
Lifestyle Growth 820 Trust               (11.37%)         0.97%            2.48%           01/07/97
Lifestyle Balanced 640 Trust              (7.17%)         2.89%            4.16%           01/07/97
Lifestyle Moderate 460 Trust              (2.52%)         4.71%            5.74%           01/07/97
Lifestyle Conservative 280 Trust           2.37%          6.30%            6.85%           01/07/97
Small-Mid Cap Growth Trust                  N/A            N/A              N/A(4)         07/16/01
Small-Mid Cap Trust                         N/A            N/A              N/A(4)         07/16/01
International Equity Select Trust           N/A            N/A              N/A(4)         07/16/01
Select Growth Trust                         N/A            N/A              N/A(4)         07/16/01
Global Equity Select Trust                  N/A            N/A              N/A(4)         07/16/01
Core Value Trust                            N/A            N/A              N/A(4)         07/16/01
High Grade Bond Trust                       N/A            N/A              N/A(4)         07/16/01


(1) On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these Trust portfolios is based upon the performance of their respective predecessor Manulife Series Fund, Inc. portfolios for periods prior to December 31, 1996.

(2)      10 Years

(3) Series II commenced operations on January 2, 2002. Performance prior to that date is that of Series I. Dates listed in the table are the commencement date of Series I.

(4)      Aggregate Return for the period July 16, 2001 to June 30, 2002.

(5) Certain expenses of the portfolios listed below were waived. If such waiver were not in effect, returns would have been lower: Science & Technology, Health Sciences, Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Capital Appreciation, the Lifestyle Trusts

The Trust may also from time to time include in advertising and sales literature the following:

      - information regarding its portfolio subadvisers, such as information regarding a subadviser's specific investment expertise, client base, assets under management or other relevant information;

      - quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and

      - general discussions of economic theories, including, but not limited to, discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information.

The Trust may also from time to time advertise the performance of certain portfolios relative to that of unmanaged indices, including but not limited to the:

      -     Dow Jones Industrial Average,

      - Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices,

      -     S&P 500 Index,

      -     Value Line Composite, and

      - Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") and World Indices.

The Trust may also advertise the performance rankings assigned to certain portfolios or their investment Subadvisers by various statistical services, including but not limited to:

      -     SEI,

      - Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis and Variable Insurance Products Performance Analysis,

      - Variable Annuity Research and Data Service, Intersec Research Survey of Non-U.S. Equity Fund Returns,

      -     Frank Russell International Universe, and

      - any other data which may be presented from time to time by analysts such as Dow Jones, Morningstar, Chase International Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average U.S. Government and Agency, or as such data may appear in various publications, including The Wall Street Journal, New York Times, Forbes, Barrons, Fortune, Money Magazine, Financial World and Financial Services Week.

                             THE INSURANCE COMPANIES

The Trust currently serves as the underlying investment medium for sums invested in variable contracts issued by:

      - The Manufacturers Life Insurance Company of New York ("Manulife New York"), formerly First North American Life Assurance Company, a New York stock life insurance company that is a wholly owned subsidiary of Manulife North America. Manulife New York's corporate offices are located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

      - The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), a stock life insurance company organized under the laws of Pennsylvania and redomesticiated under the laws of Michigan. Manufacturers USA is an indirect wholly owned subsidiary of Manulife Financial and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

Currently, the two insurance companies described above are the only shareholders of the Trust (excluding shares of certain portfolios of the Trust which are held by the Lifestyle Portfolios). Each shareholder holds Trust shares attributable to variable contracts in their separate accounts. The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

      Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, the By-laws of the Trust provide that shares of the Trust may be purchased only by the following eligible shareholders:

      (a) separate accounts of Manulife New York, Manufacturers USA or of other insurance companies;

      (b)   Manulife New York and Manufacturers USA;

      (c)   MSS;

      (d) any corporation related in a manner specified in Section 267(b) of the Code to Manulife New York, Manufacturers USA or MSS, and

      (e)   any trustee of a qualified pension or retirement plan.

As a matter of operating policy, shares of the Trust may be purchased only by the eligible shareholders of categories (a), (b) and (d).

Voting of Shares by the Insurance Companies. Manulife New York and Manufacturers USA have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940. In addition, the Trust will vote all shares of the portfolios issued to Lifestyle Trusts in proportion to such instructions.

Mixed Variable Annuity and Variable Life Funding. Shares of the Trust may be sold to both variable annuity separate accounts and variable life insurance separate accounts of affiliated insurance companies. The Trust currently does not foresee any disadvantages to the owners of variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a separate account from participation in the Trust.

                              HISTORY OF THE TRUST

Trust Name Change. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

Merger of Manulife Series Fund, Inc. into the Trust. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable existing portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim Emerging Markets, Real Estate Securities, Common Stock, Capital Growth and Equity Index Trusts were merged into newly created portfolios of the Trust.

      Prior Names of Portfolios. Some of the names of the portfolios have been changed at various times. The prior name of the portfolio and the date of the name change are set forth below.

EXISTING NAME                PRIOR NAME                        DATE OF CHANGE
-------------                ----------                        --------------
Blue Chip Growth             Pasadena Growth                   October 1, 1996
Quantitative Equity          Common Stock                      December 31, 1996
Equity-Income                Value Equity                      December 31, 1996
Emerging Small Company       Emerging Growth                   November 2, 1998
Large Cap Growth             Aggressive Asset Allocation       May 1, 1999
Income & Value               Moderate Asset Allocation         May 1, 1999
Diversified Bond             Conservative Asset Allocation     May 1, 1999
Overseas                     International Growth & Income     May 1, 1999
Mid Cap Growth               Small/Mid Cap                     May 1, 1999
Aggressive Growth            Pilgrim Baxter Growth             May 1, 1999
Global Bond                  Global Government Bond            May 1, 1999
Mid Cap Blend                Equity                            May 1, 1999
All Cap Growth               Mid Cap Growth                    May 1, 2000
Mid Cap Blend                Strategic Opportunities           April 30, 2001

Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

                            ORGANIZATION OF THE TRUST

Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios, except the Health Sciences Trust, Global Bond Trust and the five Lifestyle Trusts, are diversified for purposes of the 1940 Act.

      Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

      The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

      - Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

      - Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and

      - Issue additional series of shares or separate classes of existing series of shares.

      Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

      Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

      Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

      Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

      A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year
(a) at least 98% of its ordinary income for the calendar year; (b) at least

98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Because the Trust complies with the ownership restriction of Treas. Reg. Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS

      The financial statements of the Trust at December 31, 2001 and June 30, 2002, are incorporated herein by reference from the Trust's most recent Annual Report and Semi Annual report to Shareholders filed with the SEC pursuant to
Section 30(b) of the 1940 Act and Rule 30b2-1.

                             INDEPENDENT ACCOUNTANTS

      The financial statements of the Trust at December 31, 2001, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 250 West Pratt Street, Suite 2100, Baltimore, MD 21201-2304.

                                    CUSTODIAN

 State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

 The Trusts, the Adviser and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.

                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
  -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

 The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed;
            (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                     PART C

                                OTHER INFORMATION


ITEM 23.  EXHIBITS

            (a)(1) Agreement and Declaration of Trust dated September 29, 1988 -- previously filed as exhibit (1)(a) to post-effective amendment no. 31 filed on February 28, 1996.

            (a)(2) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Convertible Securities Trust" to the "U.S. Government Bond Trust" dated May 1, 1989 -- previously filed as exhibit (1)(b) to post-effective amendment no. 31 filed on February 28, 1996.

            (a)(3) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Conservative, Moderate and Aggressive Asset Allocation Trusts dated May 1, 1989 -- previously filed as exhibit (1)(c) to post-effective amendment no. 31 filed on February 28, 1996.

            (a)(4) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth & Income Trust dated February 1, 1991 -- previously filed as exhibit
                        (1)(d) to post-effective amendment no. 31 filed on February 28, 1996.

            (a)(5) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Bond Trust" to the "Investment Quality Bond Trust" dated April 16, 1991 -- previously filed as exhibit (1)(e) to post-effective amendment no. 31 filed on February 28, 1996.

            (a)(6) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "U.S. Government Bond Trust" to the "U.S. Government Securities Trust" dated June 14, 1991 -- previously filed as exhibit (1)(f) to post-effective amendment no. 31 filed on February 28, 1996.

            (a)(7) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Pasadena Growth Trust, Growth Trust and Strategic Income Trust dated August 7, 1992 -- previously filed as exhibit (1)(g) to post-effective amendment no. 31 filed on February 28, 1996.

            (a)(8) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Strategic Income Trust" to the "Strategic Bond Trust" and the Series of Shares known as the "Growth Trust" to the "Value Equity Trust" dated April 4,1993 -- previously filed as exhibit (1)(h) to post-effective amendment no. 31 filed on February 28, 1996.

            (a)(9) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Growth and Income Trust dated December 28, 1994 -- previously filed as exhibit (1)(i) to post-effective amendment no. 31 filed on February 28, 1996.

            (a)(10) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small/Mid Cap Trust, dated February 1, 1996 -- previously filed as exhibit
                        (1)(j) to post-effective amendment no. 34 filed on October 4, 1996.

            (a)(11) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Small Cap Trust dated February 1, 1996 -- previously filed as exhibit (1)(k) to post-effective amendment no. 34 filed on October 4, 1996.

            (a)(12) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth Trust dated July 9, 1996 -- previously filed as exhibit (1)(l) to post-effective amendment no. 34 filed on October 4, 1996.

            (a)(13) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Value Trust, High Yield Trust, International Stock Trust, Science & Technology Trust, Balanced Trust, Worldwide Growth Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Pacific Rim Emerging Markets Trust, Real Estate Securities Trust, Capital Growth Bond Trust, Equity Index Trust, Common Stock Trust, Lifestyle Conservative 280 Trust, Lifestyle Moderate 460 Trust, Lifestyle Balanced 640 Trust, Lifestyle Growth 820 Trust, Lifestyle Aggressive 1000 Trust -- and Redesignation of the Series of Shares known as the "Pasadena Growth Trust" to the "Blue Chip Growth Trust" and the Series of Shares known as the "Value Equity Trust" to the "Equity-Income Trust" -- previously filed as exhibit (1)(m) to post-effective amendment no. 35 filed on December 18, 1996.

            (a)(14) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small Company Value Trust dated September 30, 1997 -- previously filed as exhibit (1)(m) to post-effective amendment no. 39 filed on March 2, 1998.

            (a)(15) Amendment to the Agreement and Declaration of Trust (name change) -- previously filed as exhibit (1)(n) to post-effective amendment no. 39 filed on March 2, 1998.

            (a)(16) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Small Company Blend, U.S. Large Cap Value, Total Return, International Value and Mid Cap Stock -- previously filed as exhibit (a)(15) to post effective amendment no. 41 filed on March 1, 1999.

            (a)(17) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Dynamic Growth, Internet Technologies, Tactical Allocation, 500 Index, Mid Cap Index, Small Cap Index, Total Stock Market Index and International Index Trusts -- previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

            (a)(18) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Capital Appreciation Trust - previously filed as exhibit (a)(18) to post effective amendment no. 43 filed on August 17, 2000.

            (a)(19) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the new portfolios to be added April 30, 2001 - previously filed as exhibit (a) (19) to post effective amendment no. 45 filed on February 9, 2001.

            (a)(20) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the new portfolios to be added July 16, 2001 - - previously filed as exhibit (a) (20) to post effective amendment no. 47 filed on May 1, 2001.

            (a)(21) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Principal Protection Trust, A, Principal
                        Protection Trust, Series B - To be filed by Amendment

            (a)(20) Form of Establish and Designation of Classes of Shares - -- previously filed as exhibit (a) (20) to post effective amendment no. 47 filed on May 1, 2001.

            (b) By-laws of Manufacturers Investment Trust -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

            (c) Form of Specimen Share Certificate -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

            (d)(1) Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC - previously filed as exhibit
                        (d)(1) to post-effective amendment no. 41 filed March 1, 1999.

            (d)(1)(a) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC - previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

            (d)(1)(b) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC regarding the Capital Appreciation Trust - previously filed as exhibit
                        (d)(1)(b) to post effective amendment no. 43 filed on August 17, 2000.

            (d)(1)(C) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC regarding the new portfolios to be added April 30, 2001 - previously filed as exhibit (d) (1) (C) to post effective amendment no. 45 filed on February 9, 2001.

            (d)(1)(C) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC regarding the new portfolios to be added July 16, 2001 - -- previously filed as exhibit (d)(1) (C) to post effective amendment no. 47 filed on May 1, 2001.

            (d)(1)(C) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC regarding the new portfolios to be added July 16, 2001 - -- previously filed as exhibit (d)(1) (C) to post effective amendment no. 47 filed on May 1, 2001.

            (d)(1)(C) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers Securities Services, LLC regarding new portfolio - -- To be filed by Amendment

            (d)(2) Subadvisory Agreement Between Manufacturers Securities Services, LLC and Wellington Management Company LLP - previously filed as exhibit (d)(2) to post effective amendment no. 41 filed March 1, 1999.

            (d)(3) Subadvisory Agreement Between Manufacturers Securities Services, LLC and Salomon Brothers Asset Management Inc -- previously filed as exhibit (5)(b)(iii) to post-effective amendment no. 39 filed on March 2, 1998.

            (d)(4) Subadvisory Consulting Agreement Between Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited -- previously filed as exhibit
                        (5)(b)(iv) to post-effective amendment no. 39 filed on March 2, 1998.

            (d)(5) Subadvisory Agreement between Manufacturers Securities Services, LLC and Founders Asset Management LLC - previously filed as exhibit (5)(b)(vi) to post effective amendment no. 40 filed April 30, 1998.

            (d)(6) Subadvisory Agreement between Manufacturers Securities Services, LLC and T. Rowe Price Associates, Inc. - previously filed as exhibit (d)(8) to post-effective amendment no. 41 filed March 1, 1999.

            (d)(7) Form of Subadvisory Agreement between NASL Financial Services, Inc. and Rowe Price-Fleming International, Inc. adding the International Stock Trust -- previously filed as exhibit (5)(b)(xiv) to post-effective amendment no. 34 filed on October 4, 1996.

            (d)(8) Subadvisory Agreement between NASL Financial Services, Inc. and Morgan Stanley Asset Management, Inc. dated October 1, 1996 providing for the Global Equity Trust -- previously filed as exhibit (5)(b)(xv) to post-effective amendment no. 35 filed on December 18, 1996.

            (d)(9) Subadvisory Agreement between NASL Financial Services, Inc. and Miller Anderson & Sherrerd, LLP dated October 1, 1996 adding the Value and High Yield Trusts -- previously filed as exhibit (5)(b)(xvi) to post-effective amendment no. 35 filed on December 18, 1996.

            (d)(10) Form of Subadvisory Agreement between NASL Financial Services, Inc. and Manufacturers Adviser Corporation dated October 1, 1996 providing for the Money Market Trust -- previously filed as exhibit (5)(b)(xviii) to post-effective amendment no. 34 filed on October 4, 1996.

            (d)(11) Form of Amendment to Subadvisory Agreement between NASL Financial Services, Inc. and Manufacturers Adviser Corporation dated December 31, 1996 adding the Pacific Rim Emerging Markets, Common Stock, Real Estate Securities, Equity Index, Capital Growth Bond, Lifestyle Conservative 280, Lifestyle Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820 and Lifestyle Aggressive 1000 Trusts -- previously filed as exhibit
                        (5)(b)(xx) to post-effective amendment no. 35 filed on December 18, 1996.

            (d)(11)(a) Form of Amendment to Subadvisory Agreement between NASL Financial Services, Inc. and Manufacturers Adviser Corporation regarding the Lifestyle Trusts - -- previously filed as exhibit (d)(11)(a) to post effective amendment no. 42 filed on March 1, 2000.

            (d)(11)(b) Form of Subadvisory Consulting Agreement between Manufacturers Adviser Corporation and State Street Global Advisors regarding the Lifestyle Trusts -- previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

            (d)(12) Subadvisory Agreement between Manufacturers Securities Services, LLC and Fidelity Management Trust Company -- previously filed as exhibit (d)(14) to post-effective amendment no. 41 filed on March 1, 1999.

            (d)(13) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and AXA Rosenberg Investment Management LLC - previously filed as exhibit (d)(15) to post-effective amendment no. 41 filed on March 1, 1999.

            (d)(14) Subadvisory Agreement between Manufacturers Securities Services, LLC and A I M Capital Management, Inc. - previously filed as exhibit (d)(16) to post-effective amendment no. 41 filed on March 1, 1999.

            (d)(15) Subadvisory Agreement between Manufacturers Securities Services, LLC and Capital Guardian Trust Company -- previously filed as exhibit (d)(17) to post-effective amendment no. 41 filed on March 1, 1999.

            (d)(16) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Franklin Advisers, Inc. -- previously filed as exhibit (d)(18) to post-effective amendment no. 41 filed on March 1, 1999.

            (d)(17) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Pacific Investment Management Company - previously filed as exhibit (d)(19) to post-effective amendment no. 41 filed on March 1, 1999.

            (d)(18) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and State Street Global Advisors - previously filed as exhibit (d)(20) to post-effective amendment no. 41 filed on March 1, 1999.

            (d)(19) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Templeton Investment Counsel, Inc. - previously filed as exhibit (d)(21) to post-effective amendment no. 41 filed on March 1, 1999.

            (d)(20) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and Jennison Associates LLC - previously filed as exhibit (d)(20) to post-effective amendment no. 43 filed on August 17, 2000

            (d)(21) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and (a) Cohen and Steers, (b) Dreyfus, (c) MFS, (d) Davis Select, (e) INVESCO, (f) Lord Abbett, (g) Putnam, (h) FMR and (i) SSgA Funds Management (2 agreements) - previously filed as exhibit
                        (d)(2) to post-effective amendment no. 46 filed on April 12, 2001.

            (d)(22) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC and (a) Allegiance Capital, (b) Kayne Anderson, (c) Lazard Asset Management, (d) Navellier Management, (e) Rorer Asset Management, (f) Roxbury Capital Management - - - previously filed as exhibit (d) (22) to post effective amendment no. 47 filed on May 1, 2001.

            (d)(23) Form of Subadvisory Agreement Amendment between Manufacturers Securities Services, LLC and (a) AIM, (b) Capital Guardian, (c) Founders, (d) Franklin Advisors,
                        (e) Janus, (f) MAC, (g) Miller Anderson, (h) Munder, (i) SBAM, (k) SsgA Funds Management, (l) T. Rowe Price. - previously filed as exhibit (d)(23) to post-effective amendment no. 48 filed on March 1, 2002.

            (d)(23) Form of Subadvisory Agreement Amendment between Manufacturers Securities Services, LLC and SoGen - To be filed by Amendment

            (e) Form of Distribution Agreement between Manufacturers Investment Trust and Manulife Financial Services LLC - previously filed as exhibit (e) to post-effective amendment no. 38 filed on March 1, 2002.

            (f)         Not Applicable

            (g) Custodian Agreement Between NASL Series Fund, Inc. and State Street Bank and Trust Company dated March 24, 1988 -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

            (h)         Not Applicable

            (i)(1) Opinion and Consent of Ropes & Gray dated October 27, 1988. -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

            (i)(2) Opinion and Consent of Tina M. Perrino, Esq. dated April 12, 1991. -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

            (i)(3) Opinion and Consent of Tina M. Perrino, Esq. dated October 22, 1992. -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

            (i)(4) Opinion and Consent of Betsy A. Seel, Esq. dated October 19, 1994. -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

            (i)(5) Opinion and Consent of Betsy A. Seel, Esq. -- previously filed as exhibit (10)(a)(v) to post effective amendment no. 30 filed December 14, 1995.

            (i)(6) Opinion and Consent of Betsy A. Seel, Esq. -- previously filed as exhibit (10)(a)(vi) to post effective amendment no. 33 filed July 10, 1996.

            (i)(7) Opinion and Consent of Betsy Anne Seel, Esq. -- previously filed as exhibit (10)(a)(vii) to post-effective amendment no. 35 filed on December 18, 1996.

            (i)(8) Opinion and Consent of Betsy Anne Seel, Esq. -- previously filed as exhibit (i)(8) to post-effective amendment no. 41 filed on March 1, 1999.

            (i)(9) Opinion and Consent of Betsy Anne Seel, Esq. - previously filed as exhibit (i)(9) to post effective amendment no. 42 filed on March 1, 2000.

            (i)(10) Opinion and Consent of Betsy Anne Seel, Esq. - previously filed as exhibit (i)(10) to post-effective amendment no. 44 filed on October 27, 2000.

            (i)(11) Opinion and Consent of Betsy Anne Seel, Esq. regarding new portfolios to be added April 30, 2001 - previously filed as exhibit (i)(11) to post-effective amendment no. 46 filed on April 12, 2001.

            (i)(12) Opinion and Consent of Betsy Anne Seel, Esq. regarding new portfolios to be added April 30, 2001 - previously filed as exhibit (i)(12) to post-effective amendment no. 47 filed on May 1, 2001.

            (i)(13) Opinion and Consent of Betsy Anne Seel, Esq. Regarding new portfolio to be added - To be filed by Amendment.

            (j)         Consent of PricewaterhouseCoopers LLP - To be Filed by
                        Amendment

            (k)         Not Applicable

            (l)         Not Applicable


            (m) Amended and Restated Class A and Class B Rule 12b-1 Plans (now referred to as Series I and Series II 12b-1 Plans) - previously filed as Exhibit (m) to post-effective amendment no. 49 filed on July 19, 2002

            (n) Rule 18f-3 Plan - previously filed as exhibit (n) to post-effective amendment no. 48 filed on March 1, 2002.

            (o)         Not Applicable

            (p)(1) Code of Ethics of the Trust, Manufacturers Securities Services, LLC, AXA Rosenberg Investment Management LLC, Capital Guardian Trust Company, Franklin Advisers, Inc., Manufacturers Adviser Corporation, Miller Anderson & Sherrerd, LLP, Morgan Stanley Asset Management Inc., Pacific Investment Management Company, Rowe Price-Fleming International, Inc., Salomon Brothers Asset Management Inc, State Street Global Advisors, T. Rowe Price Associates, Inc., Templeton Investment Counsel, Inc., Wellington Management Company, LLP - previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

            (p)(2) Code of Ethics of Jennison Associates, LLC - previously filed as exhibit (p)(2) to post-effective amendment no. 43 filed on August 17, 2000.

            (p)(3) Code of Ethics of Janus Capital Corporation - previously filed as exhibit (p)(4) to post-effective amendment no. 43 filed on August 17, 2000.

            (p)(4) Code of Ethics of AIM Capital Management, Inc., Fidelity Management Trust Company, Founders Asset Management LLC
                        - previously filed as exhibit (p)(4) to post-effective amendment no. 44 filed on October 27, 2000.

            (p)(5) Code of Ethics of Massachusetts Financial Services Company, Dreyfus Corporation, Davis Select Advisers, L.P., INVESCO Funds Group, Inc., Lord Abbett & Co., Putnam Investment Management, Inc., AIM Capital Management, Inc., Cohen & Steers Capital Management, Inc. Fidelity Management Trust Company - previously filed as exhibits (p)(5) to post effective amendment no. 45 filed on February 9, 2001.

            (p)(5) Code of Ethics of Allegiance Capital, Kayne Anderson, Lazard, Navellier Management, Rorer Asset Management, Roxbury Capital Management - - - previously filed as exhibit (P) (5) to post effective amendment no. 47 filed on May 1, 2001.

            (p)(6) Code of Ethics of SG Asset Management Inc. - To be filed by Amendment

            (q)(1) Powers of Attorney - Don B. Allen, Charles L. Bardelis, Samuel Hoar, Robert J. Myers, Trustees, dated September 27, 1996. previously filed as exhibit (18)(b) to post-effective amendment no. 38 filed September 17, 1997.

            (q)(2) Power of Attorney -- John D. DesPrez III, President -- previously filed as exhibit (18)(e) to post-effective amendment no. 34 filed on October 4, 1996.

            (q)(3) Power of Attorney -- John D. Richardson, Chairman of the Board, and F. David Rolwing, Trustee -- previously filed as exhibit (18)(e) to post-effective amendment no. 36 filed on April 30, 1997.

            (q)(4) Power of Attorney - John D. DesPrez, III, Trustee - previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                The Trust has two shareholders:

(i)      The Manufacturers Life Insurance Company of New York ("Manulife New
         York"),

(ii)     The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA").

Manulife New York and Manulife USA hold Trust shares attributable to variable contracts in their respective separate accounts. The Lifestyle Trusts are also shareholders of certain of the non-Lifestyle Trust portfolios. The companies will vote all shares of each portfolio of the Trust issued to such companies in proportion to timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940. The Trust will vote all shares of a portfolio issued to a Lifestyle Trust in proportion to such instructions.

    Manulife Securities International Ltd.                                  79         100          Canada
    Enterprise Capital Management Inc.                                                  20          Ontario
    Cantay Holdings Inc.                                                    51         100          Ontario
    994744 Ontario Inc.                                                    122         100          Ontario
    DomLife Realty Limited                                                 108         100          Canada
    Innova LifeSciences Corporation                                                  16.01          Ontario
    1293319 Ontario Inc.                                                   170         100          Ontario
    Manulife International Capital Corporation Limited                     135         100          Ontario
      Golf Town Canada Inc.                                                145       63.96          Canada
      Regional Power Inc.                                                  136          80          Ontario
                      Addalam Power Corporation(1)                                      50          Philippines
      VFC Inc.                                                                          25          Canada
      Luxell Technologies Inc.                                                       12.57          Ontario
      MDR Switchview Global Networks Inc.                                            10.45          Canada
    NAL Resources Management Limited                                       120         100          Canada
    Seamark Asset Management Ltd.                                          118       35.01          Canada
    First North American Insurance Company                                 111         100          Canada
    MLI Resources Inc.                                                     194         100          Alberta
    3426505 Canada Inc.                                                    161         100          Canada
    NAL Resources Limited                                                  117         100          Alberta
    FNA Financial Inc.                                                     115         100          Canada
      Elliot & Page Limited                                                116         100          Ontario
    3550435 Canada Inc.                                                    107         100          Canada
      MFC Insurance Company Limited                                        106         100          Canada
    The Manufacturers Investment Corporation                                87         100          Michigan
      Manulife Reinsurance Limited                                          67         100          Bermuda
      The Manufacturers Life Insurance Company (U.S.A.)                     19         100          Michigan
        Manufacturers Securities Services, LLC                              97          90(2)       Delaware
        The Manufacturers Life Insurance Company of New York                94         100          New York
        Manulife Financial Securities, LLC                                   5         100          Delaware
        Thornhill Leasing Investments, LLC                                              90          Delaware
        ESLS Investment Limited, LLC                                       167          25          Ohio
        Ironside Venture Partners II LLC                                   197         100          Delaware
        Ironside Venture Partners I LLC                                    196         100          Delaware
         NewRiver Investor Communications Inc.                                       14.67          Delaware
        The Manufacturers Life Insurance Company of America                 17         100          Michigan
        ManuLife Service Corporation                                         7         100          Colorado
        Manulife Property Management of Washington, D.C., Inc.                         100          Wash., D.C.

                                                                        Legal ID     % of         Jurisdiction of
Affiliate                                                                            Equity        Incorporation
-----------------------------------------------------------------------------------------------------------------
        Manulife Capital Corporation                                       144         100          Delaware
         MF Private Capital Securities, Inc.                               119         100          Delaware
         MCC Asset Management, Inc.                                        186         100          Delaware
        Manufacturers Adviser Corporation                                    6         100          Colorado
        Manulife Leasing Co., LLC                                                       80          Delaware
        Cavalier Cable Inc.                                                            100          Delaware
        Ennal, Inc.                                                        124         100          Ohio
        Dover Leasing Investments, LLC                                                  99          Delaware
        Flex Holding, LLC                                                             27.7          Delaware
         Flex Leasing I, LLC                                                         99.99          Delaware
        Flex Leasing II, LLC                                                          19.6          Delaware
    Manulife International Investment Management Limited                    64         100          U.K.
      Manulife International Fund Management Limited                                   100          U.K.
    WT (SW) Properties Ltd.                                                 82         100          U.K.
    Manulife Europe Ruckversicherungs-Aktiengesellschaft                   138         100          Germany
    Manulife International Holdings Limited                                152         100          Bermuda
      Manulife Provident Funds Trust Company Limited                       163         100          Hong Kong
      Manulife Funds Direct (Barbados) Limited                              78         100          Barbados
        P.T. Manulife Aset Manajemen Indonesia                                          55          Indonesia
        Manulife Funds Direct (Hong Kong) Limited                                      100          Hong Kong
      Manulife (International) Limited                                      28         100          Bermuda
        The Manufacturers (Pacific Asia) Insurance Company Limited          61         100          Hong Kong
                      Manulife Consultants Limited                                     100          Hong Kong
                      Manulife Financial Shareholdings Limited                         100          Hong Kong
        Manulife Financial Management Limited                                          100          Hong Kong
        Manulife Financial Group Limited                                               100          Hong Kong
        Manulife Financial Investment Limited                                          100          Hong Kong
        Manulife-Sinochem Life Insurance Co. Ltd.                           43          51          China
    Manulife (Vietnam) Limited                                             188         100          Vietnam
    The Manufacturers Life Insurance Co. (Phils.), Inc.                    164         100          Philippines
      Manulife Financial Plans, Inc.                                       187         100          Philippines
    P.T. Asuransi Jiwa Manulife Indonesia                                   42          71          Indonesia
      P.T. Buanadaya Sarana Informatika                                                100          Indonesia
               P.T. Asuransi Jiwa Arta Mandiri Prima                                   100          Indonesia
    OUB Manulife Pte. Ltd.                                                  14          50          Singapore
    MIL Holdings (Bermuda) Limited                                         147         100          Bermuda
      ManuLife (International) Reinsurance Limited                          34         100          Bermuda
                      Manufacturers Life Reinsurance Limited                49         100          Barbados
        Manulife Management Services Ltd.                                  191         100          Barbados
        Manufacturers P&C Limited                                           36         100          Barbados
    Manulife European Holdings (Alberta) Limited                           146         100          Alberta
      Manulife Hungary Holdings KFT                                        149          99(3)       Hungary

                                                                        Legal ID     % of         Jurisdiction of
Affiliate                                                                            Equity        Incorporation
    Manulife Century Investments (Alberta) Inc.                            171         100          Alberta
      Manulife Life Insurance Company                                      180          35(4)       Japan
      Manulife Century Investments (Bermuda) Limited                       172         100          Bermuda
        Manulife Century Investments (Luxembourg) S.A.                     173         100          Luxembourg
         Manulife Century Investments (Netherlands) B.V.                   174         100          Netherlands
           Daihyaku Manulife Holdings (Bermuda) Limited                    175         100          Bermuda
           Manulife Century Holdings (Netherlands) B.V.                    195         100          Netherlands
             Kyoritsu Confirm Co., Ltd.                                    179        90.9(5)       Japan
             Manulife Premium Collection Co., Ltd.                         178          57(6)       Japan
    Manulife Holdings (Hong Kong) Limited                                   15         100          Hong Kong
    Manulife (Malaysia) SDN.BHD.                                            74         100          Malaysia
    Manulife Financial Systems (Hong Kong) Limited                          53         100          Hong Kong
    Chinfon-Manulife Insurance Company Limited                              59          60          Bermuda
    MF Leasing (Canada) Inc.                                               169         100          Ontario
    Manulife Data Services Inc.                                             81         100          Barbados
    Manucab Ltd.                                                            30         100          Canada

----------

(1)   Inactive subsidiaries are noted in italics.

(2) 10% of Manufacturers Securities Services, LLC is owned by The Manufacturers Life Insurance Company of New York.

(3) 1% of Manulife Hungary Holdings KFT is owned by Manulife Century Investments (Alberta) Inc.

(4) 32.6% of Manulife Life Insurance Company is owned by Manulife Century Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.

(5) 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance Company.

(6) 10% of Manulife Premium Collection Co., Ltd. is owned by Manulife Life Insurance Company.


ITEM 25. INDEMNIFICATION

         Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         See "Management of the Trust" in the Prospectus and "Investment Management Arrangements" in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is herein incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

         Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 are kept by Manufacturers Securities Services, LLC (the successor to NASL Financial Services, Inc.), the Registrant's investment adviser, at its offices at 73 Tremont Street, Boston, Massachusetts 02108, by Fidelity Management & Research Company, the investment subadviser to the Mid Cap Blend, Large Cap Growth and Overseas Trusts, at its offices at 82 Devonshire Street, Boston, MA 02109, by Wellington Management Company, LLP, the investment subadviser to the Mid Cap Stock, Growth & Income and Investment Quality Bond Trusts, at its offices at 75 State Street, Boston, Massachusetts 02109, by Salomon Brothers Asset Management Inc, the investment subadviser to the U.S. Government Securities and Strategic Bond Trusts, at its offices at 7 World Trade Center, New York, New York 10048,

by Founders Asset Management LLC, the investment subadviser for the International Small Cap and Balanced Trusts, at its offices at 2930 East Third Avenue, Denver, Colorado 80206,

by T. Rowe Price Associates, Inc., the investment subadviser to the Blue Chip Growth, Science & Technology and Equity-Income Trusts, at its offices at 100 East Pratt Street, Baltimore, MD 21202,

by Rowe Price-Fleming International, Inc., the investment subadviser to the International Stock Trust, at its offices at 100 East Pratt Street, Baltimore, MD 21202,

by Morgan Stanley Asset Management Inc., the investment subadviser of the Global Equity Trust, at its offices at 1221 Avenue of the Americas, New York, New York 10020,

by Miller Anderson & Sherrerd, LLP, the investment subadviser to the Value and High Yield Trusts, at its offices at One Tower Bridge, Conshohocken PA 19428,

by Manufacturers Adviser Corporation, the investment subadviser to the Pacific Rim Emerging Markets, Real Estate Securities, Equity Index, International Index, Small Cap Index, Mid Cap Index, Total Stock Market Index, 500 Index, Quantitative Equity, Lifestyle and Money Market Trusts, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5,

by AXA Rosenberg Investment Management LLC, the investment subadviser to the Small Company Value Trust, at its offices at Four Orinda Way, Orinda, California 94563,

by A I M Capital Management, Inc., the investment subadviser to the All Cap Growth and Aggressive Growth Trusts, at its offices at 11 Greenway Plaza, Houston, Texas, 77046,

by Capital Guardian Trust Company, the investment subadviser to the Small Company Blend, U.S. Large Cap Value, Income & Value and Diversified Bond Trusts, at its offices at 333 South Hope Street, Los Angeles, California 90071,

by Pacific Investment Management Company, the investment subadviser to the Global Bond and Total Return Trusts, at its offices at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660,

by Templeton Investment Counsel, Inc., the investment subadviser to the International Value Trust, at its offices at 777 Mariners Island Blvd., San Mateo, CA 94404.

by Franklin Advisers, Inc. the investment adviser to the Emerging Small Company Trust, at its offices at 777 Mariners Island Blvd., San Mateo, CA 94404.

by SSgA Funds Management, Inc., the investment adviser to the Growth Trust and the subadviser consultant to the Lifestyle Trusts, at its offices at One International Place, Boston, Massachusetts 02110.

by Janus Capital Corporation, the investment adviser to the Dynamic Growth Trust, at its offices at 100 Fillmore Street, Denver, Colorado 80206-4928.

by Munder Capital Management, the investment adviser to the Internet Technologies Trust, at its offices at 480 Pierce Street, Birmingham, Michigan 48009.

By Mitchell Hutchins Asset Management Inc., the investment adviser to the Tactical Allocation Trust, at its offices at 51 West 52nd Street, New York, New York 10019.

By Jennison Associates LLC, the investment adviser to the Capital Appreciation Trust, at its offices at 466 Lexington Avenue, New York, NY 10017.

By Cohen & Steers Capital Management, Inc. at 757 3rd Avenue, NY, NY 10017

By Davis Selected Advisers, LP at its offices at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706.

By Dreyfus Corporation at its offices at 200 Part Avenue, New York, New York 10166.

By Massachusetts Financial Services Company at its offices at 500 Boylston Street, Boston, MA 02116.

By INVESCO Funds Group, Inc. at its offices at 7800 East Union Avenue, Denver, Colorado 80237.

By Lord Abbett & Co. at its offices at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

By Putnam Investment Management, Inc. at its offices at One Post Office Square, Boston, Massachusetts 02109.

By Allegiance Capital, Inc. at its offices at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648.

By Kayne Anderson Rudnick Investment Management, LLC at its offices at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

By Lazard Asset Management at its offices at 30 Rockfeller Plaza, New York, New York 10112-6300.

By Navellier Management, Inc. at its offices at One East Liberty, Third Floor, Reno, NV 89501.

By Rorer Asset Management, LLC at its offices at One Liberty Place, Philadelphia, PA 19103.

By Roxbury Capital Management, LLC at its offices at 100 Wilshire Blvd, Suite 600, Santa Monica, California 90401.

By SG Asset Management Inc. at its offices at 560 Lexington Avenue, New York, New York.

by the Registrant at its principal business offices located at 73 Tremont Street, Boston, Massachusetts 02108 and 500 Boylston Street, Boston, Massachusetts 02116 or

by State Street Bank and Trust Company, the custodian for the Trust, at its offices at 225 Franklin Street, Boston, Massachusetts 02110.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Previously given.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, Manufacturers Investment Trust, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 30th day of October, 2002.



                                    MANUFACTURERS INVESTMENT TRUST
                                                (Registrant)



                                     By:  /s/ James D. Gallagher
                                          ------------------------------------
                                          James D. Gallagher, President


Attest:

/s/ Betsy Anne Seel
----------------------------------------
Betsy Anne Seel, Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities indicated on the 30th day of October, 2002.



*
---------------------------------            Trustee
Don B. Allen


*
---------------------------------            Trustee
Charles L. Bardelis


*
---------------------------------            Trustee
John D. DesPrez, III


*
---------------------------------            Trustee
Samuel Hoar


*
---------------------------------            Trustee and Chairman
John D. Richardson


*
---------------------------------            Trustee
F. David Rolwing



/s/ James D. Gallagher
---------------------------------            President
James D. Gallagher                           (Chief Executive Officer)


*
---------------------------------            Treasurer
John Ostler                                  Treasurer (Principal Financial and
                                             Accounting Officer)


*By   /s/ James D. Gallagher
------------------------------------
   James D. Gallagher
   Attorney-in-Fact Pursuant to
   Powers of Attorney